 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 22, 1998

                                           REGISTRATION NOS. 33-61997, 811-7343
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933                       [_]

                         PRE-EFFECTIVE AMENDMENT NO.                       [_]
                                                                            [X]
                      POST-EFFECTIVE AMENDMENT NO. 7
                                    AND/OR
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                     [_]

                                                                            [X]
                             AMENDMENT NO. 8
                       (CHECK APPROPRIATE BOX OR BOXES)

                     PRUDENTIAL JENNISON SERIES FUND, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                          GATEWAY CENTER THREE (GC3)
                        100 MULBERRY STREET, 9TH FLOOR
                         NEWARK, NEW JERSEY 07102-4077
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7530

                              S. JANE ROSE, ESQ.
                          GATEWAY CENTER THREE (GC3)
                        100 MULBERRY STREET, 9TH FLOOR
                         NEWARK, NEW JERSEY 07102-4077
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                           (CHECK APPROPRIATE BOX):

  [_] Immediately upon filing pursuant to paragraph (b)

  [X] on January 23, 1998 pursuant to paragraph (b)
  [_] 60 days after filing pursuant to paragraph (a)(1)
  [_] on (date) pursuant to paragraph (a)(1)
  [_] 75 days after filing pursuant to paragraph (a)(2)

  [_] on (date) pursuant to paragraph (a)(2) of rule 485.
    If appropriate, check the following box:
  [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

  TITLE OF SECURITIES BEING REGISTERED. . . SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE.

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

                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)

 N-1A
 ITEM NO.                                      LOCATION IN PROSPECTUS
 --------                                      ----------------------

PART A

 Item  1. Cover Page........................   Cover Page
 Item  2. Synopsis..........................   Fund Expenses; Fund Highlights
 Item  3. Condensed Financial Information...   Fund Expenses; Financial
                                               Highlights; How the Funds
                                               Calculate Performance
 Item  4. General Description of Registrant.   Cover Page; Fund Highlights; How
                                               the Funds Invest; General
                                               Information
 Item  5. Management of the Fund............   How the Funds are Managed;
                                               General Information; Shareholder
                                               Guide
 Item 5A. Management's Discussion of Fund      Financial Highlights
          Performance.......................
 Item  6. Capital Stock and Other              Taxes, Dividends and
          Securities........................   Distributions; General
                                               Information; Shareholder Guide
 Item  7. Purchase of Securities Being         Shareholder Guide; How Each Fund
          Offered...........................   Values its Shares; How the Funds
                                               are Managed
 Item  8. Redemption or Repurchase..........   Shareholder Guide; How Each Fund
                                               Values its Shares; General
                                               Information
 Item  9. Pending Legal Proceedings.........   Not Applicable
PART B

 Item 10. Cover Page.........................  Cover Page
 Item 11. Table of Contents.................   Table of Contents
 Item 12. General Information and History...   General Information
 Item 13. Investment Objectives and            Investment Objectives and
          Policies..........................   Policies; Investment Restrictions
 Item 14. Management of the Fund............   Directors and Officers; Manager
                                               and Subadvisers; Distributor
 Item 15. Control Persons and Principal        Not Applicable
          Holders of Securities.............
 Item 16. Investment Advisory and Other        Manager and Subadvisers;
          Services..........................   Distributor; Custodian, Transfer
                                               and Dividend Disbursing Agent and
                                               Independent Accountants
 Item 17. Brokerage Allocation and Other       Portfolio Transactions
          Practices.........................
 Item 18. Capital Stock and Other              Not Applicable
          Securities........................
 Item 19. Purchase, Redemption and Pricing
           of Securities                       Purchase and Redemption of Fund
           Being Offered....................   Shares; Shareholder Investment
                                               Account; Net Asset Value
 Item 20. Tax Status........................   Taxes, Dividends and
                                               Distributions
 Item 21. Underwriters......................   Distributor
 Item 22. Calculation of Performance Data...   Performance Information
 Item 23. Financial Statements..............   Financial Statements

PART C

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment.

PRUDENTIAL JENNISON GROWTH FUND

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PROSPECTUS DATED JANUARY 23, 1998

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Prudential Jennison Growth Fund (the Fund) is a series of Prudential Jennison
Series Fund, Inc. (the Company), a diversified, open-end, management investment company.

THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL. The Fund seeks to achieve its objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. Current income, if any, is incidental. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in equity securities of companies that exceed $1 billion in market capitalization.

The Fund may engage in various derivative transactions such as using options on stocks, stock indices and foreign currencies, entering into foreign currency exchange contracts and the purchase and sale of futures contracts on stock indices and foreign currencies and options thereon to hedge its portfolio and to attempt to enhance return. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests-- Investment Objective and Policies." The Company's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and is available at the Web site of The Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated January 23, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.

-------------------------------------------------------------------------------

Investors are advised to read the Prospectus and retain it for future reference.
-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS


   The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

WHAT IS PRUDENTIAL JENNISON GROWTH FUND?

  The Fund is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objectives. Technically, the Fund is a series of Prudential Jennison Series Fund, Inc., an open-end, diversified, management investment company.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

  The Fund's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities (common stock, securities convertible into common stock and preferred stock) of established companies with above-average growth prospects. Current income, if any, is incidental. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 7.

WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

  Securities of the kinds of companies in which the Fund invests may be subject to significant price fluctuation and above-average risk. Thus, the Fund may be considered subject to greater investment risks than are assumed by certain other investment companies. In addition, companies achieving an earnings growth rate higher than that of S&P 500 companies tend to reinvest their earnings rather than distribute them. As a result, the Fund is not likely to receive significant dividend income on its portfolio securities. Accordingly, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

  Under normal market conditions, the Fund intends to invest at least 65% of its total assets in equity securities of companies that exceed $1 billion in market capitalization. See "How the Fund Invests--Investment Objective and Policies" at page 7. The Fund may also invest in (i) other equity securities including up to 20% of its total assets in securities of foreign issuers, (ii) investment grade fixed-income securities and (iii) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including mortgage-backed securities. Investing in securities of foreign companies and countries involves certain risks and considerations not typically associated with investments in domestic companies. See "How the Fund Invests-- Risk Factors and Special Considerations of Investing in Foreign Securities" at page 12. The Fund may also engage in various hedging and return enhancement strategies including using derivatives. See "How the Fund Invests--Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 15. As with an investment in any mutual fund, an investment in the Fund can decrease in value and you can lose money.

WHO MANAGES THE FUND?

  Prudential Investments Fund Management LLC (PIFM or the Manager) is the manager of the Fund and is compensated for its services at an annual rate of
 .60 of 1% of the Fund's average daily net assets. As of December 31, 1997, PIFM served as manager or administrator to 64 investment companies, including 42 mutual funds, with aggregate assets of approximately $62 billion. Jennison Associates LLC (Jennison, the Subadviser or the investment adviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 16 and "How the Fund is Managed--Subadviser" at page 16.

WHO DISTRIBUTES THE FUND'S SHARES?

  Prudential Securities Incorporated (Prudential Securities or the Distributor), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares and is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .25 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Distributor incurs the expense of distributing the Fund's Class Z shares under a Distribution Agreement with the Company, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 17.

WHAT IS THE MINIMUM INVESTMENT?

  The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 23 and "Shareholder Guide--Shareholder Services" at page 34.

HOW DO I PURCHASE SHARES?

  You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. See "How the Fund Values its Shares" at page 19 and "Shareholder Guide--How to Buy Shares of the Fund" at page 23.

WHAT ARE MY PURCHASE ALTERNATIVES?

  The Fund offers four classes of shares:

  .  Class A
  Shares: Sold with an initial sales charge of up to 5% of the offering price.

  .Class B

  Shares: Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

  .Class C
  Shares: Sold without an initial sales charge but, for one year after purchase, are subject to a CDSC of 1% on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

  .Class Z

  Shares: Sold without an initial sales charge or CDSC to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution expenses.

  See "Shareholder Guide--Alternative Purchase Plan" at page 24.

HOW DO I SELL MY SHARES?

  You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about selling their Class Z shares. See "Shareholder Guide--How to Sell Your Shares" at page 27.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

  The Fund expects to pay dividends of net investment income, if any, semi-annually and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 19.

                               FUND EXPENSES

                          CLASS A SHARES          CLASS B SHARES           CLASS C SHARES   CLASS Z SHARES
                          --------------          --------------           --------------   --------------
SHAREHOLDER TRANSACTION
 EXPENSES+
 Maximum Sales Load
  Imposed on Purchases
  (as a percentage of
  offering price).......          5%                   None                     None             None
 Maximum Sales Load
  Imposed on Reinvested
  Dividends.............       None                    None                     None             None
 Maximum Deferred Sales
  Load (as a percentage
  of original purchase         None         5% during the first year,     1% on redemptions      None
  price or redemption                    decreasing by 1% annually to 1%   made within one
  proceeds, whichever is                 in the fifth and the sixth years year of purchase
  lower)................                   and 0% in the seventh year*
 Redemption Fees........       None                    None                     None             None
 Exchange Fee...........       None                    None                     None             None
                          CLASS A SHARES          CLASS B SHARES           CLASS C SHARES   CLASS Z SHARES
                          --------------          --------------           --------------   --------------
ANNUAL FUND OPERATING
 EXPENSES
 (as a percentage of av-
 erage net assets)
 Management Fees........        .60%                    .60%                     .60%            .60%
 12b-1 Fees (After Re-
   duction).............        .25%++                 1.00%                    1.00%            None
 Other Expenses.........        .24%                   .24%                      .24%            .24%
                                ---                    ---                       ---             ---
 Total Fund Operating
   Expenses (After
   Reduction)...........       1.09%                   1.84%                    1.84%            .84%
                               ====                    ====                     ====             ===

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
EXAMPLE                                          ------ ------- ------- --------
You would pay the following expenses on a
$1,000 investment, assuming (1) 5% annual re-
turn and (2) redemption at the end of each time
period:
 Class A.......................................   $61     $83    $107     $176
 Class B.......................................   $69     $88    $110     $187
 Class C.......................................   $29     $58    $100     $216
 Class Z.......................................   $ 9     $27    $ 47     $104
You would pay the following expenses on the
 same investment, assuming no redemption:
Class A.......................................   $61     $83    $107     $176
 Class B.......................................   $19     $58    $100     $187
 Class C.......................................   $19     $58    $100     $216
 Class Z.......................................   $ 9     $27    $ 47     $104

The above example is based on data for the Fund's fiscal year ended September 30, 1997. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist an investor in understanding the various types of costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" include estimated operating expenses of the Fund, such as Directors' and professional fees, registration fees, reports to shareholders and transfer agency and custodian (domestic and foreign) fees (but excludes foreign withholding taxes).
------------
 * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."

 + Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges (12b-1 fees) on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term Class B and Class C shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."

++ Although the Class A Distribution and Service Plan provides that the Fund may pay up to an annual rate of .30 of 1% of the average daily net assets of the Class A shares, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Fund to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 1998. See "How the Fund is Managed--Distributor." Total Fund Operating Expenses would be 1.14% absent this limitation with respect to Class A shares.

                           FINANCIAL HIGHLIGHTS
           (for a share outstanding throughout the periods indicated)
                 (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES)

 The following financial highlights for the year ended September 30, 1997 have been audited by Price Waterhouse LLP, independent accountants, and for the periods through September 30, 1996 have been audited by Deloitte & Touche LLP, independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A, Class B, Class C and Class Z share of common stock of the Fund outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                 CLASS A                   CLASS B                    CLASS C
                           ---------------------     ---------------------      --------------------
                                        NOV. 2,                   NOV. 2,                   NOV. 2,
                             YEAR       1995(A)        YEAR       1995(A)         YEAR      1995(A)
                             ENDED      THROUGH        ENDED      THROUGH         ENDED     THROUGH
                           SEPT. 30,   SEPT. 30,     SEPT. 30,   SEPT. 30,      SEPT. 30,  SEPT. 30,
                             1997        1996          1997        1996           1997       1996
                           ---------   ---------     ---------   ---------      ---------  ---------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period.....  $  10.97     $ 10.00      $  10.89    $  10.00        $ 10.89    $ 10.00
                           --------     -------      --------    --------        -------    -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income
 (loss)(d)...............      (.03)       (.03)         (.12)       (.10)          (.12)      (.10)
Net realized and
 unrealized gain on
 investment transactions.      4.45        1.00          4.41         .99           4.41        .99
                           --------     -------      --------    --------        -------    -------
 Total from investment
  operations.............      4.42         .97          4.29         .89           4.29        .89
                           --------     -------      --------    --------        -------    -------
Net asset value, end of
 period..................  $  15.39     $ 10.97      $  15.18    $  10.89        $ 15.18    $ 10.89
                           ========     =======      ========    ========        =======    =======
TOTAL RETURN(C): ........     40.29 %      9.70 %       39.39 %      8.90 %        39.39 %     8.90 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)...................  $145,022     $85,440      $419,405    $231,541        $25,134    $15,281
Average net assets (000).  $105,982     $70,667      $299,476    $162,412        $18,248    $12,550
Ratios to average net
 assets:
 Expenses, including
  distribution fees......      1.09 %      1.23 %(b)     1.84 %      1.98 %(b)      1.84 %     1.98 %(b)
 Expenses, excluding
  distribution fees......       .84 %       .98 %(b)      .84 %       .98 %(b)       .84 %      .98 %(b)
 Net investment income
  (loss).................      (.25)%      (.37)%(b)    (1.00)%     (1.12)%(b)     (1.00)%    (1.12)%(b)
Portfolio turnover rate..        63 %        42 %          63 %        42 %           63 %       42 %
Average commission rate
 paid per share..........  $  .0596     $ .0611      $  .0596    $  .0611        $ .0596    $ .0611
                                 CLASS Z
                           --------------------------
                                       APRIL 15,
                             YEAR       1996(A)
                             ENDED      THROUGH
                           SEPT. 30,   SEPT. 30,
                             1997        1996
                           ----------- ---------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period.....  $  10.98    $  10.32
                           ----------- --------------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income
 (loss)(d)...............        --        (.02)
Net realized and
 unrealized gain on
 investment transactions.      4.47         .68
                           ----------- --------------
 Total from investment
  operations.............      4.47         .66
                           ----------- --------------
Net asset value, end of
 period..................  $  15.45    $  10.98
                           =========== ==============
TOTAL RETURN(C): ........     40.71 %      6.40 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)...................  $609,869    $362,416
Average net assets (000).  $455,684    $ 26,829
Ratios to average net
 assets:
 Expenses, including
  distribution fees......       .84 %       .98 %(b)
 Expenses, excluding
  distribution fees......       .84 %       .98 %(b)
 Net investment income
  (loss).................        --        (.12)%(b)
Portfolio turnover rate..        63 %        42 %
Average commission rate
 paid per share..........  $  .0596    $  .0611

------------

(a) Commencement of investment operations and offering of Class Z shares.

(b) Annualized.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

(d) Calculated based upon weighted average shares outstanding during the period.

                           HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL. THE FUND SEEKS TO ACHIEVE THIS OBJECTIVE BY INVESTING PRIMARILY IN EQUITY SECURITIES (COMMON STOCK, PREFERRED STOCK AND SECURITIES CONVERTIBLE INTO COMMON STOCK) OF ESTABLISHED COMPANIES WITH ABOVE-AVERAGE GROWTH PROSPECTS. CURRENT INCOME, IF ANY, IS INCIDENTAL. THERE CAN BE NO ASSURANCE THAT THE FUND'S OBJECTIVE WILL BE ACHIEVED. See "Investment Objectives and Policies" in the Statement of Additional Information.

  UNDER NORMAL MARKET CONDITIONS, THE FUND INTENDS TO INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN EQUITY SECURITIES OF COMPANIES THAT EXCEED $1 BILLION IN MARKET CAPITALIZATION. COMPANIES WITH MARKET CAPITALIZATIONS IN EXCESS OF
$1 BILLION ARE GENERALLY CONSIDERED MEDIUM TO LARGE CAPITALIZATION COMPANIES. Stocks will be selected on a company-by-company basis primarily through the use of fundamental analysis. The Fund's investment adviser looks for companies that have demonstrated growth in earnings and sales, high returns on equity and assets, or other strong financial characteristics and, in the judgment of the investment adviser, are attractively valued. These companies tend to have a unique market niche, a strong new product profile or superior management.

  The Fund may also invest up to 35% of its total assets in (i) equity securities of other companies that are undergoing changes in management or product and marketing dynamics that have not yet been reflected in reported earnings but that are expected to impact earnings in the intermediate-term-- these securities often lack investor recognition and are often favorably valued, (ii) other equity-related securities, (iii) equity securities of foreign issuers (with respect to 20% of its total assets), (iv) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including mortgage-backed securities and (v) investment grade fixed-income securities.

  The effort to achieve superior investment return necessarily involves a risk of exposure to declining values. Securities in which the Fund may primarily invest have historically been more volatile than the S&P 500 Index. Accordingly, during periods when stock prices decline generally, it can be expected that the value of the Fund will decline more than market indices.

  Securities of the kinds of companies in which the Fund invests may be subject to significant price fluctuation and above-average risk. In addition, companies achieving an earnings growth rate higher than that of S&P 500 companies tend to reinvest their earnings rather than distribute them. As a result, the Fund is not likely to receive significant dividend income on its portfolio securities. Accordingly, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.


  The Fund may purchase and sell put and call options on equity securities, stock indices and foreign currencies, purchase and sell futures contracts on stock indices and foreign currencies and options thereon and enter into forward foreign currency exchange contracts to hedge its portfolio and to attempt to enhance return. The Fund may also lend its portfolio securities, enter into repurchase agreements and purchase securities on a when-issued and delayed delivery basis.

  The Fund reserves the right as a defensive measure to hold temporarily other types of securities without limit, including high quality commercial paper, bankers' acceptances, non-convertible debt securities (corporate and government) or government and high quality money market securities of U.S. and non-U.S. issuers, or cash (foreign currencies or U.S. dollars), in such proportions as, in the opinion of its investment adviser, prevailing market, economic or political conditions warrant. The Fund also may temporarily hold cash and invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs. See "Other Investments and Policies" below.

  As with an investment in any mutual fund, an investment in the Fund can decrease in value and you can lose money.

  THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 (INVESTMENT COMPANY ACT). INVESTMENT POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

  U.S. GOVERNMENT SECURITIES

  The Fund may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency. See "Investment Objectives and Policies--U.S. Government Securities" in the Statement of Additional Information.

  MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) certificates where the U.S. Government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. These guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do these guarantees extend to the yield or value of the Fund's shares. See "Investment Objectives and Policies--U.S. Government Securities" in the Statement of Additional Information. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees.

  Mortgage-backed securities are subject to the risk that the principal on the underlying mortgage loans may be prepaid at any time. Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

  COLLATERALIZED MORTGAGE OBLIGATIONS. The Fund may purchase collateralized mortgage obligations (CMOs) issued by agencies or instrumentalities of the U.S. Government. A CMO is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs include REMICs.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the underlying mortgage assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

  The Fund also may invest in mortgage-backed security strips (MBS strips) issued by the U.S. Government or its agencies or instrumentalities. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

  In reliance on rules and interpretations of the Securities and Exchange Commission (SEC), the Fund's investments in certain qualifying CMOs and REMICs are not subject to the Investment Company Act's limitation on acquiring interests in other investment companies. See "Investment Objectives and Policies--Mortgage-Related Securities" in the Statement of Additional Information.

  CORPORATE AND OTHER DEBT OBLIGATIONS

  The Fund may invest in investment grade corporate and other debt obligations of domestic and foreign issuers, including convertible securities and money market instruments. Bonds and other debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Investment grade debt securities are rated within the four highest quality grades as determined by Moody's Investors Service (Moody's) (currently Aaa, Aa, A and Baa for bonds), or Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A and BBB for bonds), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or in unrated securities which are of equivalent quality in the opinion of Jennison. If a security (or issuer) held by the Fund is assigned a rating below investment grade (or, in the view of Jennison, if a security has declined in credit quality so that it is comparable to a security rated below investment grade), Jennison will seek to dispose of the security as soon as reasonably practicable. Securities rated Baa by Moody's, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. Such lower rated securities are subject to a greater risk of loss of principal and interest.

  EQUITY-RELATED SECURITIES. The Fund may invest in equity-related securities. Equity-related securities include common stocks, preferred stocks, securities convertible or exchangeable for common stocks or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investments, American Depositary Receipts, and warrants and rights exercisable for equity securities. See "Convertible Securities, Warrants and Rights" below.

  American Depositary Receipts (ADRs) are U.S. dollar-denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers.

  CONVERTIBLE SECURITIES, WARRANTS AND RIGHTS

  A CONVERTIBLE SECURITY IS A BOND, DEBENTURE, CORPORATE NOTE, PREFERRED STOCK OR OTHER SIMILAR SECURITY WHICH MAY BE CONVERTED AT A STATED PRICE WITHIN A SPECIFIED PERIOD OF TIME INTO A CERTAIN QUANTITY OF THE COMMON STOCK OR OTHER

EQUITY SECURITIES OF THE SAME OR A DIFFERENT ISSUER. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

  In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

  In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. The Fund may invest in these types of convertible securities.

  SECURITIES OF FOREIGN ISSUERS

  The Fund may invest a portion of its assets in equity securities and fixed-income securities of foreign issuers (denominated in either U.S. or foreign currency). ADRs and American Depositary Shares (both of which are U.S. dollar-denominated certificates issued by a U.S. bank or trust company that represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank) are not deemed to be foreign securities.


  MONEY MARKET INSTRUMENTS

  The Fund may invest in high quality money market instruments, including commercial paper of a U.S. or non-U.S. company, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Fund may invest in money market instruments without limit for temporary defensive and cash management purposes. To the extent the Fund otherwise invests in money market instruments, it is subject to the limitations described above.

OTHER INVESTMENTS AND POLICIES

  BORROWING

  The Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets. See "Investment Objectives and Policies--Borrowing" in the Statement of Additional Information.

  REPURCHASE AGREEMENTS

  The Fund may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. See "Investment Objectives and Policies-- Repurchase Agreements" in the Statement of Additional Information.

  ILLIQUID SECURITIES

  The Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

  PORTFOLIO TURNOVER

  The Fund's portfolio turnover rate is not expected to exceed 100%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  The Fund may purchase or sell securities (including equity securities) on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and/or yield to the Fund at the time of entering into the transaction. While the Fund will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund's Custodian will segregate for the Fund cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. Subject to this requirement, the Fund may purchase securities on such basis without limit. See "Investment Objectives and Policies--When-Issued and Delayed Delivery Securities" in the Statement of Additional Information.

  SECURITIES LENDING

  The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral (which may include a secured letter of credit) in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which is maintained in a segregated account pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. As a matter of fundamental policy, the Fund may not lend more than 30% of the value of its total assets. See "Investment Objectives and Policies--Lending of Securities" in the Statement of Additional Information. The Fund may pay reasonable administration and custodial fees in connection with a loan.

  SHORT SALES AGAINST-THE-BOX

  The Fund may make short sales "against-the-box." A short sale is against-the-box when the Fund enters into a short sale of a security which the Fund owns or has the right to obtain at no added cost. No more than 25% of the Fund's net assets (determined at the time of the short sale against-the-box) may be subject to such sales.

RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN SECURITIES

  FOREIGN SECURITIES INVOLVE CERTAIN RISKS, WHICH SHOULD BE CONSIDERED CAREFULLY BY AN INVESTOR IN THE FUND. THESE RISKS INCLUDE POLITICAL OR ECONOMIC INSTABILITY IN THE COUNTRY OF THE ISSUER, THE DIFFICULTY OF PREDICTING INTERNATIONAL TRADE PATTERNS, THE POSSIBLE IMPOSITION OF EXCHANGE CONTROLS AND THE RISK OF CURRENCY FLUCTUATIONS. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment.

  ADDITIONAL COSTS COULD BE INCURRED IN CONNECTION WITH THE FUND'S INTERNATIONAL INVESTMENT ACTIVITIES. Foreign brokerage commissions are generally higher than U.S. brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

  If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. The Fund may, but need not, enter into forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

  SHAREHOLDERS SHOULD BE AWARE THAT INVESTING IN THE EQUITY MARKETS OF DEVELOPING COUNTRIES INVOLVES EXPOSURE TO ECONOMIES THAT ARE GENERALLY LESS DIVERSE AND MATURE, AND TO POLITICAL SYSTEMS WHICH CAN BE EXPECTED TO HAVE LESS STABILITY, THAN THOSE OF DEVELOPED COUNTRIES. HISTORICAL EXPERIENCE INDICATES THAT THE MARKETS OF DEVELOPING COUNTRIES HAVE BEEN MORE VOLATILE THAN THE MARKETS OF DEVELOPED COUNTRIES. THE RISKS ASSOCIATED WITH INVESTMENTS IN FOREIGN SECURITIES, DESCRIBED ABOVE, MAY BE GREATER WITH RESPECT TO INVESTMENTS IN DEVELOPING COUNTRIES.


HEDGING AND RETURN ENHANCEMENT STRATEGIES

  THE FUND MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY IF THE FUND IS UNSUCCESSFUL IN ITS USE OF THESE STRATEGIES. These strategies currently include the use of derivatives, such as options, forward currency exchange contracts and futures contracts and options thereon. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objectives and Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information. Jennison does not intend to buy all of these instruments or use all of these strategies to the full extent permitted unless it believes that doing so will help the Fund achieve its objectives. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

  OPTIONS TRANSACTIONS

  THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON SECURITIES, STOCK INDICES AND CURRENCIES THAT ARE TRADED ON U.S. OR FOREIGN SECURITIES EXCHANGES OR IN THE OVER-THE-COUNTER (OTC) MARKET TO ENHANCE RETURN OR TO HEDGE ITS PORTFOLIO. These options will be on equity securities, stock indices (e.g., S&P 500) and foreign currencies. The Fund may write put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objectives and Policies--Options on Securities" in the Statement of Additional Information.

  A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. The Fund will write only "covered" call options for which it (i) owns an offsetting position in the underlying security or currency or (ii) maintains in a segregated account cash or other liquid assets with a value sufficient at all times to cover its obligations.

  A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price. The Fund will write only put options for which it (i) owns an offsetting position in the underlying security or currency or (ii) maintains in a segregated account cash or other liquid assets with a value sufficient at all times to cover its obligations.

  FORWARD CURRENCY EXCHANGE CONTRACTS

  THE FUND MAY ENTER INTO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO PROTECT THE VALUE OF ITS ASSETS AGAINST FUTURE CHANGES IN THE LEVEL OF CURRENCY EXCHANGE RATES. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

  THE FUND'S DEALINGS IN FORWARD CONTRACTS WILL BE LIMITED TO HEDGING INVOLVING EITHER SPECIFIC TRANSACTIONS OR PORTFOLIO POSITIONS. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of foreign currency) of the securities being hedged. See "Investment Objectives and Policies--Risks Related to Forward Foreign Currency Exchange Contracts" in the Statement of Additional Information.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION
(CFTC). THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. These futures contracts and related options will be on stock indices and foreign currencies. A futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Fund may purchase and sell stock index futures contracts or related options as a hedge against changes in market conditions.

  The Fund may not purchase or sell futures contracts and related options to attempt to enhance return if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the liquidation value of the Fund's total assets. The Fund may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes in accordance with regulations of the CFTC (i.e., to reduce certain risks of its investments). The value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.

  Futures contracts and related options are generally subject to segregation requirements of the SEC and coverage requirements of the CFTC. If the Fund does not hold the security or currency underlying the futures contract, it will be required to segregate on an ongoing basis with its Custodian cash or other liquid assets having an amount at least equal to its obligations with respect to such futures contracts.

  THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND RELATED OPTIONS DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the movements in the index or price of the currencies underlying the futures contract is imperfect and there is a risk that the value of the securities or currencies underlying the futures contract may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

  The Fund's ability to enter into or close out futures contracts and options thereon is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

  PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS AND IN CURRENCY EXCHANGE TRANSACTIONS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. If the investment adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  The Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase OTC options only if management believes that the other party to the options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close out an option or futures transaction. The inability to close out options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

INVESTMENT RESTRICTIONS

  The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                         HOW THE FUND IS MANAGED

  THE COMPANY HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

  For the fiscal year ended September 30, 1997, the Fund's total expenses as a percentage of average net assets for Class A, Class B, Class C and Class Z shares were 1.09%, 1.84%, 1.84% and .84%, respectively. See "Financial Highlights."

MANAGER

  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF
 .60 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS. PIFM is organized in New York as a limited liability company. For the fiscal year ended September 30, 1997, the Fund paid management fees to PIFM of .60% of the Fund's average net assets. See "Manager and Subadvisers" in the Statement of Additional Information.

  As of December 31, 1997, PIFM served as the manager to 42 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $62 billion.

  Under a Management Agreement with the Company, PIFM manages the investment operations of the Fund and also administers the Fund's corporate affairs. See "Manager and Subadvisers" in the Statement of Additional Information.

SUBADVISER

  JENNISON ASSOCIATES LLC (JENNISON, THE SUBADVISER OR THE INVESTMENT ADVISER), 466 LEXINGTON AVENUE, NEW YORK, NEW YORK 10017, IS THE SUBADVISER TO THE FUND. As of December 31, 1997, Jennison had over $37 billion in assets under management for institutional and mutual fund clients, including over $19 billion in "growth stock" assets.

  PURSUANT TO A SUBADVISORY AGREEMENT WITH PIFM, JENNISON FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS COMPENSATED BY PIFM FOR ITS SERVICES AT AN ANNUAL RATE OF .30 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS UP TO AND INCLUDING $300 MILLION AND .25 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS IN EXCESS OF $300 MILLION.

  Under the Subadvisory Agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of the Fund in accordance with the Fund's investment objective, investment program and policies. Jennison determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund.

  DAVID POIESZ IS THE PORTFOLIO MANAGER OF THE FUND AND PETER REINEMANN IS THE ASSOCIATE PORTFOLIO MANAGER OF THE FUND. Mr. Poiesz is responsible for the day-to-day management of the Fund. They are both Senior Vice Presidents of Jennison and have been involved with the Fund since its inception in 1995. Mr. Poiesz, also a Director of Jennison, joined Jennison in 1983 as an equity research analyst and has been an equity portfolio manager since 1991. Mr. Poiesz also serves as the Portfolio Manager of the Prudential Jennison Portfolio of the Prudential Series Fund, Inc., a registered investment company. Mr. Reinemann has been with Jennison since 1992 as an associate portfolio manager. Prior to that time, he served as a Vice President at Paribas Asset Management, Inc.

  PIFM and Jennison are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR

  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is reimbursed by or paid for by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of the Fund's shares, including lease, utility, communications and sales promotion expenses.

  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  UNDER THE CLASS A PLAN, THE FUND MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED EXPENSES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 1998.

  UNDER THE CLASS B AND CLASS C PLANS, THE FUND PAYS THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED EXPENSES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES. The Class B and Class C Plans provide for the payment to the Distributor of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of the Class B and Class C shares, respectively, and (ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

  For the fiscal year ended September 30, 1997, the Fund paid distribution expenses of .25%, 1.00% and 1.00% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

  Distribution expenses attributable to the sale of Class A, Class B or Class C shares of the Fund will be allocated to each such class of the Fund based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Company, including a majority of the Directors who are not "interested persons" of the Company (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.


FEE WAIVERS

  The Distributor has agreed to limit its distribution fee for the Class A shares as described above under "Distributor." Fee waivers will increase the Fund's total return. See "Performance Information" in the Statement of Additional Information and "Fund Expenses" above.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent for the Fund and in those capacities maintains certain books and records for the Company. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

                      HOW THE FUND VALUES ITS SHARES

  THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Company's Board of Directors. See "Net Asset Value" in the Statement of Additional Information.

  The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect its NAV.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of distribution and/or service fee expense accrual differential among the classes.

                   HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE ITS AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. These figures are based on historical earnings and are not intended to indicate future performance. The total return shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five, or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The yield refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., and other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information will be contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."

                      TAXES, DIVIDENDS AND DISTRIBUTIONS

 TAXATION OF THE FUND

  THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE INTERNAL REVENUE CODE). ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS.

  The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations which derive a majority of their income from passive sources. For tax purposes, the Fund's investments in PFICs are subject to special tax provisions that may result in the taxation of certain gains realized by the Fund. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund will be required to be "marked-to-market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  Gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If currency fluctuation losses exceed other investment company taxable income during a taxable year, distributions made by the Fund during the year would be characterized as a return of capital to shareholders, reducing the shareholder's basis in his or her Fund shares.

  The Fund may incur foreign income taxes in connection with some of its foreign investments. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  TAXATION OF SHAREHOLDERS

  All dividends out of net investment income, together with distributions of net short-term capital gains, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net long-term capital gains distributed to shareholders will be taxable as such to the shareholder, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income. The maximum long-term capital gains rate for individual shareholders for securities held between 12 and 18 months currently is 28% and for securities held more than 18 months is 20%. The maximum tax rate for individual shareholders for ordinary income is 39.6%.

  Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss, however, on shares that are held for six months or less, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder.

  A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

  Distributions by the Fund to a shareholder that is a qualified retirement plan would generally not be taxable to participants of the plan. Distributions from a qualified retirement plan (or non-qualified arrangement) to a participant or beneficiary are subject to special rules. These rules vary greatly with individual situations, therefore potential investors are urged to consult with their own tax advisers.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  WITHHOLDING TAXES

  Under U.S. Treasury Regulations, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain income and redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law.

  Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  DIVIDENDS AND DISTRIBUTIONS

  THE FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, SEMI-ANNUALLY AND TO MAKE DISTRIBUTIONS OF ANY CAPITAL GAINS IN EXCESS OF NET LONG-TERM CAPITAL LOSSES AT LEAST ANNUALLY. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class other than Class Z will bear its own distribution and/or service fee charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distribution of net capital gains, if any, will be paid in the same amount per share for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE FUND, BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attn: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify its shareholders after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.

  IF YOU BUY SHARES ON OR IMMEDIATELY PRIOR TO THE RECORD DATE (THE DATE THAT DETERMINES WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF THE FUND.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

  THE COMPANY WAS INCORPORATED IN MARYLAND ON AUGUST 10, 1995. THE COMPANY IS AUTHORIZED TO ISSUE 3 BILLION SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, DIVIDED INTO THREE SERIES OR PORTFOLIOS, PRUDENTIAL JENNISON ACTIVE BALANCED FUND, PRUDENTIAL JENNISON GROWTH FUND AND PRUDENTIAL JENNISON GROWTH & INCOME FUND. EACH SERIES IS FURTHER DIVIDED INTO FOUR CLASSES OF SHARES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z. THERE ARE 250 MILLION AUTHORIZED SHARES ALLOCATED TO EACH OF THE FOUR CLASSES OF SHARES IN EACH SERIES OF THE COMPANY. EACH CLASS OF COMMON STOCK OF EACH FUND REPRESENTS AN INTEREST IN THE SAME ASSETS OF SUCH FUND AND IS IDENTICAL IN ALL RESPECTS EXCEPT THAT (I) EACH CLASS IS SUBJECT TO DIFFERENT SALES CHARGES AND DISTRIBUTION AND/OR SERVICE FEES (EXCEPT FOR CLASS Z SHARES, WHICH ARE NOT SUBJECT TO ANY SALES CHARGES AND DISTRIBUTION AND/OR SERVICE FEES), WHICH MAY AFFECT PERFORMANCE, (II) EACH CLASS HAS EXCLUSIVE VOTING RIGHTS ON ANY MATTER SUBMITTED TO SHAREHOLDERS THAT RELATES SOLELY TO ITS ARRANGEMENT AND HAS SEPARATE VOTING RIGHTS ON ANY MATTER SUBMITTED TO SHAREHOLDERS IN WHICH THE INTERESTS OF ONE CLASS DIFFER FROM THE INTERESTS OF ANY OTHER CLASS, (III) EACH CLASS HAS A DIFFERENT EXCHANGE PRIVILEGE, (IV) ONLY CLASS B SHARES HAVE A CONVERSION FEATURE AND (V) CLASS Z SHARES ARE OFFERED EXCLUSIVELY FOR SALE TO A LIMITED GROUP OF INVESTORS. IN ACCORDANCE WITH THE COMPANY'S ARTICLES OF INCORPORATION, THE BOARD OF DIRECTORS MAY AUTHORIZE THE CREATION OF ADDITIONAL SERIES OF COMMON STOCK AND CLASSES WITHIN SUCH SERIES, WITH SUCH PREFERENCES, PRIVILEGES, LIMITATIONS AND VOTING AND DIVIDEND RIGHTS AS THE BOARD MAY DETERMINE.

  The Company's expenses generally are allocated among the series on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a series are charged to such series.

  The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares (with the exception of Class Z shares, which are not subject to any distribution or service fees). Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Company's shares do not have cumulative voting rights for the election of Directors.

  THE COMPANY DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE COMPANY WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OR MORE OF THE COMPANY'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Company with the SEC under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. The offering price is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. Payment may be made by cash, wire, check or through your brokerage account. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."

  The minimum initial investment for the Fund is $1,000 for Class A and Class B shares and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. There is no minimum initial investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares, for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

  Transactions in shares of the Fund may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Jennison Series Fund, Inc., Prudential Jennison Growth Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

  If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Jennison Series Fund, Inc., Prudential Jennison Growth Fund, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE FUND OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                          ANNUAL 12B-1 FEES
                                       (AS A % OF AVERAGE DAILY
                 SALES CHARGE                NET ASSETS)              OTHER INFORMATION
                 ------------          ------------------------       -----------------
CLASS A  Maximum initial sales charge     .30 of 1%             Initial sales charge waived
         of 5% of the public offering     (currently being      or reduced for certain
         price                            charged at a rate     purchases
                                          of .25 of 1%)
CLASS B  Maximum contingent deferred      1%                    Shares convert to Class A
         sales charge or CDSC of 5%                             shares approximately seven
         of the lesser of the amount                            years after purchase
         invested or the redemption
         proceeds; declines to zero
         after six years
CLASS C  Maximum CDSC of 1% of the        1%                    Shares do not convert to
         lesser of the amount                                   another class
         invested or the redemption
         proceeds on redemptions made
         within one year of purchase.
CLASS Z                                   None                  Sold to a limited group of
         None                                                   investors

  Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights, except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fee), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

  Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund.

  If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class A or Class B shares over Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES, UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                          SALES CHARGE AS SALES CHARGE AS DEALER CONCESSION
                           PERCENTAGE OF   PERCENTAGE OF  AS PERCENTAGE OF
                          OFFERING PRICE  AMOUNT INVESTED  OFFERING PRICE
                          --------------- --------------- -----------------
    Less than $25,000          5.00%           5.26%            4.75%
    $25,000 to $49,999         4.50            4.71             4.25
    $50,000 to $99,999         4.00            4.17             3.75
    $100,000 to $249,999       3.25            3.36             3.00
    $250,000 to $499,999       2.50            2.56             2.40
    $500,000 to $999,999       2.00            2.04             1.90
    $1,000,000 and above       None            None             None

  The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

  Prudential Retirement Programs. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential serves as the plan administrator or recordkeeper, provided that (i) the plan has at least $1 million in existing assets or 250 eligible employees and (ii) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code and plans that participate in the Transfer Agent's PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan). All plans of a company for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray or SmartPath Program (Participating Funds). "Existing assets" also include monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided
(i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shares are an investment option of the plan.

  PruArray Association Benefit Plans. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified plan(s) or non-qualified plans so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Transfer Agent.

  PruArray Savings Program. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings

Accumulation Plan account with the Transfer Agent and (ii) spouses of employees who open an IRA account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.

  Special Rules Applicable to Retirement Plans. After a Benefit Plan or PruArray or SmartPath Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

  Other Waivers. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer, (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and
(iii) the financial adviser served as the client's broker on the previous purchase and (g) investors in Individual Retirement Accounts, provided the purchase is made with proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Investments serves as the recordkeeper or administrator.

  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares purchased upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges-- Class A Shares" in the Statement of Additional Information.

CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent, Prudential Securities or Prusec. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges." The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay, from its own resources, dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

CLASS Z SHARES

  Class Z shares currently are available for purchase by the following categories of investors: (i) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets;
(ii) participants in
any fee-based program sponsored by Prudential Securities, The Prudential Savings Bank, F.S.B. or any affiliate which includes mutual funds as investment options and for which the Fund is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available option; (iv) Benefit Plans for which Prudential Retirement Services serves as recordkeeper and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds; (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and (vi) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM SHARES OF THE FUND AT ANY TIME FOR CASH AT THE NAV PER SHARE NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. See "How the Fund Values its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES THROUGH PRUDENTIAL SECURITIES. PLEASE CONTACT YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES SIGNED IN THE NAMES(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Prudential Preferred Financial Services offices. In the case of redemptions from a PruArray or SmartPath Plan, if the proceeds of the redemption are invested in another investment option of the plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times
(a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.

  REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Company has, however, elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during the 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give any such shareholder 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. If less than a full repurchase is made, the credit will be on a pro rata basis. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect the federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares purchased through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges-- Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of your shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                       CONTINGENT DEFERRED SALES
                                                         CHARGE AS A PERCENTAGE
        YEAR SINCE PURCHASE                              OF DOLLARS INVESTED OR
        PAYMENT MADE                                      REDEMPTION PROCEEDS
        -------------------                            -------------------------
        First.........................................           5.0%
        Second........................................           4.0%
        Third.........................................           3.0%
        Fourth........................................           2.0%
        Fifth.........................................           1.0%
        Sixth.........................................           1.0%
        Seventh.......................................           None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results generally in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of the Fund's shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase, you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), or a trust, at the time of death or initial determination or disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service, i.e., following voluntary or involuntary termination of employment or following retirement. Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan unless such redemptions otherwise qualify as a waiver as described above. In the case of Direct Account and Prudential Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

  Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

  In addition, the CDSC will be waived on redemptions of shares held by a Director of the Company.

  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

  PruArray or SmartPath Plan. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in the Transfer Agent's PruArray and SmartPath Programs.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares then in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 or 47.62% multiplied by 200 shares or 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature is subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE FUND YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER SERIES OF THE COMPANY OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be that imposed by the fund in which shares are initially purchased and will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The exchange privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares, will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they join the program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at net asset value.

  The exchange privilege is not a right and may be suspended, terminated or modified upon 60 days' notice to shareholders.

  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES

  In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

  . AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions of the Fund are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  . AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec registered representative or the Transfer Agent directly.

  . TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

  . SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders, which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges." See also "Shareholder Investment Account--Systematic Withdrawal Plan" in the Statement of Additional Information.

  . REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 (toll-free) or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data are available upon request from the Fund.

  . SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Company at Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A. at (908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

          APPENDIX A--INFORMATION ABOUT JENNISON ASSOCIATES LLC

  Jennison has been engaged in the equity investment management business since 1969. As of December 31, 1997, Jennison managed $37.8 billion in assets for 182 clients, including approximately $6.6 billion (17%) in mutual funds. Of the $37.8 billion in assets, $20.9 billion in assets were in equity portfolios for 96 clients, with an average account size of $174.1 million. Approximately 30% of Jennison's equity clients are "Fortune 500" companies (as defined by Fortune Magazine in the issue dated April 28, 1997). As of December 31, 1997, Jennison also managed $394 billion in growth and income portfolios, $1.8 billion in balanced portfolios, $4.0 billion in international equity portfolios, and $10.7 billion in fixed-income portfolios.

  Jennison has an experienced team of investment professionals. The following chart shows the total number of equity professionals employed by Jennison, as of December 31, 1997, including the total number of portfolio managers and the total number of equity research analysts.

                                                        AVERAGE YEARS
                                          AVERAGE YEARS OF EXPERIENCE
      NUMBER                              OF EXPERIENCE WITH JENNISON
      ------                              ------------- -------------
       15    Total Equity Professionals         20            15
        5    Equity Portfolio Managers          26            21
        7    Equity Research Analysts           13             7

JENNISON'S GROWTH STRATEGY:

  Growth stocks are stocks of companies that have long-term growth rates in sales and earnings that are higher than those of the overall economy. Growth stocks are generally more expensive than the average stock (sell at a higher price/earnings ratio) because investors are often willing to pay a premium in order to participate in the superior growth they expect from these companies. Consequently, these stocks also entail somewhat higher risk if expectations are not met.

  Growth stock investing is subject to market risk. The returns from the S&P 500 Index for the past fifteen years have been particularly favorable from a historical standpoint and there can be no assurance that this growth in the overall stock market will continue. Securities in which the Fund may primarily invest have historically been more volatile than the S&P 500 Index. Accordingly, during periods when stock prices are declining generally, it can be expected that the value of the Fund will decline more than market indices.

  Jennison seeks to select attractive growth companies. The Jennison portfolio managers' challenge is to select about 60 stocks that are believed to have the potential to be the best performers among the larger universe of growth stocks. Consequently, a growth stock portfolio managed by Jennison normally consists of companies that the firm believes will experience superior earnings growth over the next 12 to 18 months, on both an absolute and relative basis, and which appear reasonably valued relative to growth expectations. Of course, there can be no assurance that these stocks will achieve their growth potential.

APPENDIX B--HISTORICAL PERFORMANCE INFORMATION OF JENNISON ASSOCIATES LLC

                             GROWTH EQUITY CHARTS

  The chart below demonstrates the total return of $10,000 invested separately from July 1969 through December 31, 1997 in the Jennison Growth Equity Composite and the S&P 500 Index. Total return reflects actual performance over a stated period. Total return shows how much an investment has increased (decreased) over a specified period of time assuming the reinvestment of dividends and interest, as appropriate.

      TOTAL RETURN OF $10,000 INVESTED FROM JULY 1969*-DECEMBER 1997

              GEMN        S-P
7/31/69         10000      10000
8/29/69      10277.63   10400.74
9/30/69      10405.64   10224.33
10/31/69      10965.2   10663.51
11/28/69     11001.13   10300.09
12/31/69     11004.66   10199.07
1/30/70      10582.16    9420.16
2/27/70      10840.85    9916.54
3/31/70      10696.85   10017.36
4/30/70       9458.13    9110.95
5/29/70       8751.79    8562.21
6/30/70       8620.27    8215.74
7/31/70       9037.51    8817.9
8/31/70       9416.71    9209.94
9/30/70       10293.4    9601.97
10/30/70     10092.85    9491.37
11/30/70     10483.21     9942.9
12/31/70     10920.67   10597.41
1/29/71      11383.35   11026.37
2/26/71      11785.45   11126.41
3/31/71      12841.51   11622.07
4/30/71      13341.85   12043.81
5/28/71      13075.55   11543.28
6/30/71      13039.65   11638.29
7/30/71      12129.08   11157.34
8/31/71      12593.07   11560.08
9/30/71      12476.06   11569.41
10/29/71     11792.95   11085.88
11/30/71     11946.87   11057.65
12/31/71     13111.08   12101.18
1/31/72      13649.86   12320.47
2/29/72      14374.32   12632.21
3/31/72       14528.9   12795.79
4/28/72      14759.44    12851.9
5/31/72      15176.37   13171.78
6/30/72       14435.8   12881.74
7/31/72      14306.24    12911.8
8/31/72       14828.4   13356.66
9/29/72      14731.58   13385.51
10/31/72     14654.36   13510.22
11/30/72     15181.66   14126.53
12/29/72     15899.01   14395.33
1/31/73      15389.75      14149
2/28/73      14857.37   13618.55
3/30/73       14633.2   13692.94
4/30/73      13387.49   13166.19
5/31/73      13351.56   12949.57
6/29/73      13474.91   12902.68
7/31/73      14516.01   13426.17
8/31/73      14124.67   12967.13
9/28/73      14430.34   13523.13
10/31/73     14454.82   13539.35
11/30/73      12649.4    12031.5
12/31/73     12628.24   12282.26
1/31/74      12085.24   12192.87
2/28/74      12247.61   12184.03
3/29/74      11677.56   11935.84
4/30/74      11391.77   11506.57
5/31/74      11108.81   11158.74
6/28/74      10492.07   11033.45
7/31/74       9453.49   10213.64
8/30/74       8830.14    9331.48
9/30/74        7744.9    8258.01
10/31/74      9060.33    9646.04
11/29/74      8815.14    9174.83
12/31/74      8595.11    9031.91
1/31/75       9324.17   10180.65
2/28/75      10126.73      10830
3/31/75      10430.57   11104.77
4/30/75      10993.82   11670.93
5/30/75      11532.82   12227.07
6/30/75      11957.03    12810.6
7/31/75      11179.67   11984.28
8/29/75      10723.88   11773.62
9/30/75      10278.77   11407.73
10/31/75     10868.91    12153.1
11/28/75      11236.7   12495.68
12/31/75     11037.68   12394.34
1/30/76      12269.69   13901.88
2/27/76      12053.48    13786.1
3/31/76      12490.52   14252.05
4/30/76      12187.57   14138.34
5/28/76      12055.61   13978.37
6/30/76      12650.33   14593.71
7/30/76      12537.22   14522.33
8/31/76      12393.14   14495.65
9/30/76      12673.76   14871.74
10/29/76     12281.41   14593.35
11/30/76     12269.14   14533.78
12/31/76     12704.01   15350.86
1/31/77      11838.66   14625.18
2/28/77      11561.22   14309.82
3/31/77      11543.91   14207.69
4/29/77      11547.98   14266.88
5/31/77      11462.35   13987.16
6/30/77       12306.2   14678.38
7/29/77      12138.26   14497.23
8/31/77      12158.37   14249.38
9/30/77      12076.81   14271.47
10/31/77     11695.31   13708.18
11/30/77     12289.27   14130.13
12/30/77      12337.5    14233.7
1/31/78      11561.44   13417.56
2/28/78      11421.71   13132.83
3/31/78      11812.17   13533.18
4/28/78      12933.01   14756.62
5/31/78       13322.3   14884.81
6/30/78      13486.72   14687.97
7/31/78      14432.09   15547.89
8/31/78      15017.53   16016.98
9/29/78      14698.94   15966.97
10/31/78     13144.54   14570.77
11/30/78     13850.17    14883.7
12/29/78     14278.68   15179.37
1/31/79      14826.95   15857.21
2/28/79      14323.74   15335.96
3/30/79      15260.92   16255.65
4/30/79      15417.02    16357.9
5/31/79      15063.55   15999.01
6/29/79      15663.31   16690.65
7/31/79      15874.76   16912.15
8/31/79      17342.68   17886.53
9/28/79       17666.9   17960.54
10/31/79     16843.98   16816.98
11/30/79     18362.01   17608.29
12/31/79     18889.21   17994.92
1/31/80      20461.31   19126.67
2/29/80      20456.67   19115.78
3/31/80      18429.98   17247.88
4/30/80      19092.48   18052.94
5/30/80      20092.32   18974.13
6/30/80      20768.26   19579.47
7/31/80      23184.78   20935.95
8/29/80      24222.88   21139.76
9/30/80      25824.58   21774.54
10/31/80     26482.68   22208.82
11/28/80     30515.99   24568.69
12/31/80     29603.47    23843.2
1/30/81       27581.8   22835.45
2/27/81      28343.71   23225.21
3/31/81      30094.61   24161.21
4/30/81      31005.28   23686.25
5/29/81      32738.35   23740.29
6/30/81      30535.77   23605.23
7/31/81      29701.36   23647.96
8/31/81      27910.38   22281.02
9/30/81      26856.11   21185.88
10/30/81     28951.82   22323.47
11/30/81     29097.06   23245.74
12/31/81     28477.44   22658.11
1/29/82      28394.78   22359.49
2/26/82      26718.01   21101.26
3/31/82      26291.07   21009.36
4/30/82      27628.59   21951.77
5/28/82      26194.37   21207.49
6/30/82      25663.83   20888.83
7/30/82      25333.88   20509.69
8/31/82       28400.8   23023.78
9/30/82         28706   23301.55
10/29/82     32795.87   25976.39
11/30/82     36455.38   27037.06
12/31/82     35971.85   27555.38
1/31/83       37212.2   28584.12
2/28/83      38615.06    29227.7
3/31/83      39993.84   30316.29
4/29/83      42174.97   32699.31
5/31/83      42918.46   32416.01
6/30/83      45132.86   33670.41
7/29/83      42656.59   32668.34
8/31/83      42003.61   33170.63
9/30/83      42855.67   33623.95
10/31/83     40787.88   33234.35
11/30/83     42534.93   33940.17
12/30/83     42159.82   33757.59
1/31/84      39977.12   33579.34
2/29/84      37825.13   32398.62
3/30/84      38529.81   32948.96
4/30/84      38356.46   33269.75
5/31/84      36024.29   31430.16
6/29/84      38054.79   32104.74
7/31/84      37205.25   31721.34
8/31/84      41507.77   35226.32
9/28/84      40832.43    35221.6
10/31/84     41175.14   35364.71
11/30/84     39761.94   34954.52
12/31/84     40968.88   35884.56
1/31/85      45522.14   38692.74
2/28/85       45677.3   39164.51
3/29/85      44618.66   39187.53
4/30/85       44313.1   39147.85
5/31/85      47656.35   41429.33
6/28/85       48560.3   42078.92
7/31/85      48321.51   42042.84
8/30/85      47910.32   41671.19
9/30/85      46061.31   40357.81
10/31/85     49334.58   42242.76
11/29/85     53687.07   45127.15
12/31/85     56130.12   47310.87
1/31/86      57996.73   47562.55
2/28/86       62925.1    51111.3
3/31/86      66066.28   53994.06
4/30/86      65284.97   53409.46
5/30/86      69299.47   56242.03
6/30/86      70364.22   57184.75
7/31/86      66136.93    54007.9
8/29/86      69404.87   58003.34
9/30/86      61880.19   53192.73
10/31/86     66118.29   56290.62
11/28/86     67630.86   57647.69
12/31/86     66586.39   56161.26
1/30/87      77549.31   63715.97
2/27/87      84437.05   66221.37
3/31/87      84927.69   68156.64
4/30/87      84331.46   67535.43
5/29/87      86286.96   68111.88
6/30/87      89626.87    71578.3
7/31/87      92921.68   75203.84
8/31/87      98572.56   77993.08
9/30/87      96791.14   76306.73
10/30/87      74358.5   59848.91
11/30/87     68079.55   54891.39
12/31/87     75309.84   59099.61
1/29/88         75229   61665.71
2/29/88       80130.8    64438.7
3/31/88      77265.75   62466.88
4/29/88      77459.84    63239.3
5/31/88      77099.73   63661.04
6/30/88      82868.61   66632.65
7/29/88      80591.94   66467.11
8/31/88      76405.13   64118.02
9/30/88      79586.14   66859.09
10/31/88     79325.32   68810.63
11/30/88     77789.05   67727.01
12/30/88      80238.1   68905.67
1/31/89      86192.81   74029.52
2/28/89       84865.2   72073.33
3/31/89      87108.14   73790.91
4/28/89      92956.38    77742.9
5/31/89         99240   80723.36
6/30/89      97781.66    80304.4
7/31/89      106358.6   87638.34
8/31/89     108066.49   89263.18
9/29/89      109330.9   88909.07
10/31/89     107410.6   86920.81
11/30/89    110083.32   88605.69
12/29/89    109926.78   90739.94
1/31/90     100916.55   84737.23
2/28/90     103079.82   85675.74
3/30/90     106991.89   88005.64
4/30/90     104654.31   85900.74
5/31/90     118661.79   94095.13
6/29/90     120047.74   93536.35
7/31/90     115459.63    93208.2
8/31/90     103443.08   84793.54
9/28/90      96784.58   80666.97
10/31/90      95752.4   80324.46
11/30/90    104571.13   85539.22
12/31/90    108216.94   87901.54
1/31/91     117562.34   91725.41
2/28/91     127390.27   98289.21
3/28/91     132288.64  100671.11
4/30/91     130363.31  100889.99
5/31/91     136064.92  105267.59
6/28/91      126645.3  100438.74
7/31/91     135408.42  105115.82
8/30/91     140400.16  107597.81
9/30/91     139263.41  105805.17
10/31/91    144240.43  107223.93
11/29/91    139865.04  102900.35
12/31/91    161352.43  114673.43
1/31/92     158595.28  112537.43
2/28/92     162051.37  113991.45
3/31/92     155326.42  111776.54
4/30/92     152572.39  115058.08
5/29/92     155248.34     115622
6/30/92     148699.41  113901.35
7/31/92     155119.09  118559.92
8/31/92     151890.13  116132.55
9/30/92     155836.88  117493.08
10/30/92    161989.51  117900.61
11/30/92    171533.35  121907.49
12/31/92    174201.92  123406.71
1/29/93     175368.52  124437.97
2/26/93     168141.38  126154.52
3/31/93     173639.08  128796.97
4/30/93     166432.35  125682.36
5/28/93     175797.76  129028.93
6/30/93     174832.24  129422.78
7/30/93     173146.31  128903.26
8/31/93     181003.26  133783.59
9/30/93     184102.14  132765.45
10/29/93    187557.91     135510
11/30/93    182244.36     134216
12/31/93    190295.02  135838.33
1/31/94     196996.28  140471.15
2/28/94     194854.71  136655.82
3/31/94     181885.46  130699.68
4/29/94     181953.91  132376.56
5/31/94     183772.33  134534.38
6/30/94     172696.76  131249.78
7/29/94     179683.13  135560.81
8/31/94     191999.54  141106.29
9/30/94      188421.8  137643.94
10/31/94    194758.14  140739.73
11/30/94     190633.5  135610.14
12/30/94    189197.74  137623.23
1/31/95     187905.26  141191.96
2/28/95     196286.18  146691.95
3/31/95     205076.59  151024.45
4/28/95     211381.78  155450.53
5/31/95     218357.41  161671.62
6/30/95     235852.96  165439.17
7/31/95     249290.24  170929.88
8/31/95     248105.14  171358.06
9/29/95     255428.58  178587.32
10/31/95    256037.98  177949.92
11/30/95     261129.2  185760.54
12/29/95    253842.67  189338.54
1/31/96     256097.52  195782.87
2/29/96     266107.69  197598.18
3/29/96     265045.57  199500.47
4/30/96      277576.3  202441.78
5/31/96     284884.44  207661.74
6/28/96      279159.1  208454.36
7/31/96     257796.32  199246.45
8/30/96     270001.48  203449.31
9/30/96        289712  214900.36
10/31/96    292089.41  220827.64
11/29/96    315709.53  237519.26
12/31/96    307096.63   232813.3
1/31/97     328413.93  247358.57
2/28/97     317950.38  249297.23
3/31/97     301069.86  239054.32
4/30/97     320301.18   253321.6
5/30/97     347483.39  268728.96
6/30/97     358974.28  280768.26
7/31/97     402829.15   303106.3
8/29/97      387930.1  286127.91
9/30/97     413554.07  301798.24
10/31/97     394092.7  291719.27
11/28/97     400384.6  305223.86
12/31/97    403418.84  310465.65

LOGO
-------
*Inception Date: 7/31/69 = $10,000.

Source: Jennison Associates LLC.

  All Jennison composite information, index information, and asset class performance information rely on data provided by Jennison or from statistical services, reports, or other sources believed by Jennison to be reliable, including data from Standard & Poor's and The Wall Street Journal. Such information, however, has not been verified and is unaudited. Of course, past performance should not be interpreted as indicative of future performance.
  The Jennison composite historical rates of return are time-weighted rates of total return calculated in accordance with Performance Presentation Standards of the Association for Investment Management and Research (AIMR). They are calculated by dividing the period of time under study into subperiods whose boundaries are the dates of cash and other asset flows into and from the accounts constituting a given composite and by computing the internal rate of return for each subperiod. The time-weighted rate of return is the average of the rates for these subperiods with each rate being given a weight proportionate to the length of time of its subperiod.

  Jennison's results are based on the time-weighted rate of return achieved for "Growth Equity" accounts managed by Jennison. As of December 31, 1997, Jennison managed 107 accounts representing approximately $19.9 billion in assets using a "Growth Equity" strategy. These accounts include the Prudential Jennison Growth Fund and institutional and other mutual fund accounts whose investment objectives and techniques are similar to the Prudential Jennison Growth Fund. The institutional accounts are not registered investment companies and are not subject to the investment limitations, diversification requirements, and other restrictions that are imposed on mutual funds by the Investment Company Act and Subchapter M of the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the Jennison Growth Equity Composite. Performance results are net of Jennison advisory fees and assume the reinvestment of dividends and distributions. The figures do not reflect the deduction of operating expenses of mutual funds, such as distribution (Rule 12b-1) fees, or any applicable sales charges. The net effect of the operating expenses of the funds on annualized performance, including the compounded effect over time, will vary by the size of the fee and the accounts investment performance, and may be substantial. The accounts reflected in the "Growth Equity" performance data have been determined by Jennison based on the manner in which it prepares performance data generally.

                                             (footnotes continued on next page)

  As of December 31, 1997, the "Growth Equity" accounts represented 95% of all equity assets (approximately $20.9 billion) managed by Jennison, and 53% of the aggregate assets (approximately $37.8 billion) managed by Jennison. The only accounts using the "Growth Equity" investment strategy not included in the composite are not fully discretionary (for example, do not permit certain types of investments in the account), and individual taxable accounts which represented approximately 0.1% of Jennison's equity assets under management, as of December 31, 1997. The performance shown above for the "Growth Equity" composite is not the performance of the Fund and should not be considered indicative of the past or future performance of the Fund. The "Growth Equity" composite is not a substitute for the Fund's own past performance.
  The performance of an investment in the S&P 500 Index was measured on a calendar monthly basis. The S&P 500 Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the NYSE. These 500 stocks are composed of 400 industrial, 40 utility, 40 financial, and 20 transportation companies. The weight of each stock in the index is proportional to its price times the number of shares outstanding. The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends. Investors cannot invest directly in an index. Common stocks represent the ownership of a corporation, which can fluctuate in value.

                         ANNUALIZED TOTAL RETURN DATA

  The chart below demonstrates annualized total returns as of the fiscal year ended December 31, 1997 of the Jennison Growth Equity Composite and the S&P 500 Index. Annualized total return is a hypothetical rate of return that if achieved annually would have produced the same aggregate total return if performance had been consistent over the period.

            ANNUALIZED TOTAL RETURNS AS OF DECEMBER 31, 1997*

                                                    JENNISON GROWTH
                                                        EQUITY         S&P 500
                         PERIOD                    COMPOSITE (/1/)** INDEX (/2/)
                         ------                    ----------------- -----------
      Since July 31, 1969 (inception)-1997........       13.88%         12.84%
      25 Years (1972-1997)........................       13.80          13.06
      20 Years (1977-1997)........................       19.03          16.65
      15 Years (1982-1997)........................       17.47          17.51
      10 Years (1987-1997)........................       18.26          18.03
       7 Years (1990-1997)........................       20.66          19.74
       5 Years (1992-1997)........................       18.28          20.25
       3 Years (1994-1997)........................       28.68          31.12
       1 Year (1996-1997).........................       31.37          33.35

Sources: Jennison Associates LLC for Jennison Growth Equity Composite and S&P
     500 Index.

(/1/) Jennison's results are based on the time-weighted rate of return achieved for "Growth Equity" accounts managed by Jennison. As of December 31, 1997, Jennison managed 107 accounts representing approximately $19.9 billion in assets using a "Growth Equity" strategy. These accounts include Prudential Jennison Growth Fund and institutional and other mutual fund accounts whose investment objectives and techniques are similar to the Prudential Jennison Growth Fund. The institutional accounts are not registered investment companies and are not subject to the investment limitations, diversification requirements, and other restrictions that are imposed on mutual funds by the Investment Company Act and Subchapter M of the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the Jennison Growth Equity Composite. Performance results are net of Jennison advisory fees only and assume the reinvestment of dividends and distributions. The Composite performance figures do not reflect the deduction of operating expenses of mutual funds, such as distribution (Rule 12b-1) fees, or any applicable sales charges. The net effect of the operating expenses of the funds on annualized performance, including the compounded effect over time, will vary by the size of the fee and the accounts investment performance, and may be substantial. As of December 31, 1997, the "Growth Equity" accounts represented 95% of equity assets (approximately $20.9 billion) managed by Jennison and 53% of the aggregate assets (approximately $37.8 billion) managed by Jennison. The only accounts using the "Growth Equity" investment strategy not included in the composite are not fully discretionary (for example, do not permit certain types of investments in the account), and individual taxable accounts which represented approximately 0.1% of Jennison's equity assets under management, as of December 31, 1997. The accounts reflected in the "Growth Equity" performance data have been determined by Jennison based on the manner in which it prepares performance data generally. Of course, past performance should not be interpreted as indicative of future results. The performance shown above for the "Growth Equity" composite is not the performance of the Fund and should not be considered indicative of the past or future performance of the Fund. The "Growth Equity" composite is not a substitute for the Fund's own past performance.

(/2/) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the NYSE. These 500 stocks are composed of 400 industrial, 40 utility, 40 financial, and 20 transportation companies. The weight of each stock in the index is proportional to its price times the number of shares outstanding. The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends. Investors cannot invest directly in an index. Common stocks represent the ownership of a corporation, which can fluctuate in value.
 * These results are unaudited. Past performance should not be interpreted as indicative of future performance.

** Preliminary data.

  Class A, B and C shares of the Fund commenced investment operations on November 2, 1995; Class Z shares of the Fund commenced investment operations on April 15, 1996. Aggregate total returns for the one year and from inception periods ended September 30, 1997 were 40.29%, 39.39%, 39.39% and 40.71%, and
53.9%, 51.8%, 51.8% and 49.71% for Class A, B, C and Z shares, respectively, and average annual total returns for the one year and since inception periods ended September 30, 1997 were 33.28%, 34.39%, 38.39% and 40.71% and 21.99%,
22.68%, 24.41% and 31.85% for Class A, B, C and Z shares, respectively.

  On September 20, 1996, the assets and liabilities of Growth Stock Fund (a series of Prudential Index Series Fund, formerly Prudential Dryden Fund, and formerly The Prudential Institutional Fund) were transferred to the Fund in exchange solely for Class Z shares of the Fund (the Reorganization). The investment objectives and policies of the Growth Stock Fund were substantially similar to those of the Fund and both funds had the same investment adviser. Accordingly, if you purchased shares of Growth Stock Fund at its inception on November 5, 1992, owned such shares through September 20, 1996 (thereby participating in the Reorganization), and continued to own Class Z shares received in the Reorganization through September 30, 1997, your average annual total returns (after fees and expenses) for the one, three and since inception (November 5, 1992) periods ended September 30, 1997 would have been 40.71%, 28.90% and 21.37%, respectively. In addition, the aggregate total returns for such periods would have been 40.71%, 114.22% and 158.39%, respectively.

                           ANNUAL TOTAL RETURN DATA

  The chart below demonstrates annual total returns as of December 31, 1997 of the Jennison Growth Equity Composite and the S&P 500 Index for the listed calendar year. Total return reflects actual performance over a stated period. Annual total return shows how much an investment has increased (or decreased) over a one year period assuming the reinvestment of dividends and interest, as appropriate.

              ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1997*

                                                          JENNISON
                                                       GROWTH EQUITY   S&P 500
                         YEAR                          COMPOSITE(/1/) INDEX(/2/)
                         ----                          -------------- ----------
1969 (7/31/69 through 12/31/69).......................      10.05%        1.99%
1970..................................................       (.76)        3.91
1971..................................................      20.06        14.19
1972..................................................      21.26        18.96
1973..................................................     (20.57)      (14.68)
1974..................................................     (31.94)      (26.46)
1975..................................................      28.42        37.23
1976..................................................      15.10        23.85
1977..................................................      (2.88)       (7.28)
1978..................................................      15.73         6.64
1979..................................................      32.29        18.55
1980..................................................      56.72        32.50
1981..................................................      (3.80)       (4.97)
1982..................................................      26.32        21.61
1983..................................................      17.20        22.51
1984..................................................      (2.82)        6.30
1985..................................................      37.01        31.84
1986..................................................      18.63        18.71
1987..................................................      13.10         5.23
1988..................................................       6.54        16.59
1989..................................................      37.00        31.69
1990..................................................      (1.56)       (3.13)
1991..................................................      49.10        30.46
1992..................................................       7.96         7.62
1993..................................................       9.24        10.07
1994..................................................       (.58)        1.31
1995..................................................      34.17        37.58
1996..................................................      20.98        22.96
1997..................................................      31.37**      33.35

-------

Sources: Jennison Associates LLC for Jennison Growth Equity Composite and S&P 500 Index.

                                             (footnotes continued on next page)

(/1/) Jennison's results are based on the time-weighted rate of return achieved for "Growth Equity" accounts managed by Jennison. As of December 31, 1997, Jennison managed 107 accounts representing approximately $19.9 billion in assets using a "Growth Equity" strategy. These accounts include the Fund, and institutional and other mutual fund accounts whose investment objectives and techniques are similar to the Fund. The institutional accounts are not registered investment companies and are not subject to the investment limitations, diversification requirements, and other restrictions that are imposed on mutual funds by the Investment Company Act and Subchapter M of the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the Jennison Growth Equity Composite. Performance results are net of Jennison advisory fees only and assume the reinvestment of dividends and distributions. The Composite performance figures do not reflect the deduction of operating expenses of mutual funds, such as distribution (Rule 12b-1) fees, or any applicable sales charges. The net effect of the operating expenses of the funds on annualized performance, including the compounded effect over time, will vary by the size of the fee and the accounts' investment performance, and may be substantial. As of September 30, 1997, the "Growth Equity" accounts represented 95% of equity assets (approximately $20.9 billion) managed by Jennison and 53% of the aggregate assets (approximately $37.8 billion) managed by Jennison. The only accounts using the "Growth Equity" investment strategy not included in the composite are not fully discretionary (for example, do not permit certain types of investments in the account), and individual taxable accounts which represented approximately 0.1% of Jennison's equity assets under management, as of September 30, 1997. The accounts reflected in the "Growth Equity" performance data have been determined by Jennison based on the manner in which it prepares performance data generally. Of course, past performance should not be interpreted as indicative of future results. The performance shown above for the "Growth Equity" composite is not the performance of the Fund and should not be considered indicative of the past or future performance of the Fund. The "Growth Equity" composite is not a substitute for the Fund's own past performance.

(/2/) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the NYSE. These 500 stocks are composed of 400 industrial, 40 utility, 40 financial, and 20 transportation companies. The weight of each stock in the index is proportional to its price times the number of shares outstanding. The S&P 500 index is an unmanaged index and includes the reinvestment of all dividends. Investors cannot invest directly in an index. Common stocks represent the ownership of a corporation, which can fluctuate in value.

* These results are unaudited. Past performance should not be interpreted as indicative of future performance.

** Preliminary data.


  On September 20, 1996, the assets and liabilities of Growth Stock Fund (a series of Prudential Index Series Fund, formerly Prudential Dryden Fund, and formerly The Prudential Institutional Fund) were transferred to the Fund in exchange solely for Class Z shares of the Fund. The investment objectives and policies of the Growth Stock Fund were substantially similar to those of the Fund and both funds had the same investment adviser. Accordingly, if you purchased shares of Growth Stock Fund at its inception on November 5, 1992, owned such shares through September 20, 1996 (thereby participating in the Reorganization), and continued to own such Class Z shares received in the Reorganization through September 30, 1997, your annual total returns (after fees and expenses) would have been:

                             ANNUAL TOTAL RETURNS

       FISCAL YEAR ENDED
       -----------------
       11/5/92-9/30/93.................................................. 21.22 %
       9/30/94.......................................................... (0.50)%
       9/30/95.......................................................... 35.14 %
       9/30/96.......................................................... 12.65 %
       9/30/97.......................................................... 40.71 %

                       THE PRUDENTIAL MUTUAL FUND FAMILY

  Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone either Fund at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.








   TAXABLE BOND FUNDS

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio

     TAX-EXEMPT BOND
          FUNDS

Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Intermediate Series
Prudential Municipal Series Fund
  Florida Series

  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

      GLOBAL FUNDS

Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
  Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.

Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Global Series
  International Stock Series

The Global Total Return Fund, Inc.
Global Utility Fund, Inc.

     EQUITY FUNDS

Prudential Balanced Fund


Prudential Distressed Securities Fund, Inc.



Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund

Prudential Index Series Fund

  Prudential Bond Market Index Fund

  Prudential Europe Index Fund

  Prudential Pacific Index Fund

  Prudential Small-Cap Index Fund

  Prudential Stock Index Fund

Prudential Jennison Series Fund, Inc.

  Prudential Jennison Active Balanced Fund
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.

Prudential Small-Cap Quantum Fund, Inc.

Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund

  MONEY MARKET FUNDS

 . Taxable Money Market Funds

Cash Accumulation Trust

  Liquid Assets Fund

  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
  Money Market Series
Prudential MoneyMart Assets, Inc.

 . Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series

 . Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

 . Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

                           PAGE
                           ----
FUND HIGHLIGHTS..........    2
 What are the Fund's Risk
  Factors and Special
  Characteristics?.......    2
FUND EXPENSES............    5
FINANCIAL HIGHLIGHTS.....    6
HOW THE FUND INVESTS.....    7
 Investment Objective and    7
  Policies...............
 Other Investments and      10
  Policies...............
 Risk Factors and Special
  Considerations of
  Investing in Foreign
  Securities.............   12
 Hedging and Return En-     13
  hancement Strategies...
 Investment Restrictions.   15
HOW THE FUND IS MANAGED..   16
 Manager.................   16
 Subadviser..............   16
 Distributor.............   17
 Fee Waivers.............   18
 Portfolio Transactions..   18
 Custodian and Transfer
  and Dividend Disbursing
  Agent..................   18
HOW THE FUND VALUES ITS     19
 SHARES..................
HOW THE FUND CALCULATES     19
 PERFORMANCE.............
TAXES, DIVIDENDS AND DIS-   20
 TRIBUTIONS..............
GENERAL INFORMATION......   22
 Description of Common      22
  Stock..................
 Additional Information..   22
SHAREHOLDER GUIDE........   23
 How to Buy Shares of the   23
  Fund...................
 Alternative Purchase       24
  Plan...................
 How to Sell Your Shares.   28
 Conversion Feature--       31
  Class B Shares.........
 How to Exchange Your       32
  Shares.................
 Shareholder Services....   34
APPENDIX A--INFORMATION
 ABOUT JENNISON ASSOCI-
 ATES LLC................  A-1
APPENDIX B--HISTORICAL
 PERFORMANCE INFORMATION
 OF JENNISON ASSOCIATES
 LLC.....................  B-1
THE PRUDENTIAL MUTUAL      C-1
 FUND FAMILY.............

--------------------------------------------------------------------------------
MF 172A

 CUSIP Nos.:
 Class A: 74437E 10 7
 Class B: 74437E 20 6
 Class C: 74437E 30 5
 Class Z: 74437E 40 4


PRUDENTIAL JENNISON GROWTH FUND

PROSPECTUS

JANUARY 23, 1998

www.prudential.com

[LOGO] PRUDENTIAL INVESTMENTS

PRUDENTIAL JENNISON ACTIVE BALANCED FUND
PRUDENTIAL JENNISON GROWTH FUND
PRUDENTIAL JENNISON GROWTH & INCOME FUND

-------------------------------------------------------------------------------

PROSPECTUS DATED JANUARY 23, 1998

-------------------------------------------------------------------------------

Prudential Jennison Active Balanced Fund (Active Balanced Fund), Prudential Jennison Growth Fund (Growth Fund) and Prudential Jennison Growth & Income Fund (Growth & Income Fund) (each a Fund and collectively, the Funds) are each a series of Prudential Jennison Series Fund, Inc. (the Company), a diversified, open-end, management investment company.

ACTIVE BALANCED FUND'S INVESTMENT OBJECTIVE IS TO SEEK TO ACHIEVE TOTAL RETURNS APPROACHING EQUITY RETURNS, WHILE ACCEPTING LESS RISK THAN AN ALL-EQUITY PORTFOLIO, THROUGH AN ACTIVELY-MANAGED PORTFOLIO OF EQUITY SECURITIES, FIXED-INCOME SECURITIES AND MONEY MARKET INSTRUMENTS. The Active Balanced Fund's investments will be actively shifted among these asset classes in order to capitalize on intermediate term (i.e., 12 to 18 months) valuation opportunities and to maximize the Fund's total investment return.

GROWTH FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL. The Growth Fund seeks to achieve its objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. Current income, if any, is incidental. Under normal market conditions, the Growth Fund intends to invest at least 65% of its total assets in equity securities of companies that exceed $1 billion in market capitalization.

GROWTH & INCOME FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL AND INCOME, WITH CURRENT INCOME AS A SECONDARY OBJECTIVE. The Growth & Income Fund seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market.

Each Fund may engage in various derivative transactions such as using options on stocks, stock indices and foreign currencies, entering into foreign currency exchange contracts and the purchase and sale of futures contracts on stock indices and foreign currencies and options thereon to hedge its portfolio and to attempt to enhance return. The Growth & Income Fund may engage in short sales. There can be no assurance that any Fund's investment objective will be achieved. See "How the Funds Invest--Investment Objectives and Policies." The Company's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

This Prospectus sets forth concisely the information about each Fund that a prospective investor should know before investing and is available at the Web site of The Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Funds has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated January 23, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Company at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Funds.

-------------------------------------------------------------------------------

Investors are advised to read the Prospectus and retain it for future reference.
-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS


   The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

WHAT ARE THE FUNDS?

  Each Fund is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objectives. Technically, each Fund is a series of Prudential Jennison Series Fund, Inc., an open-end, diversified, management investment company.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

  ACTIVE BALANCED FUND: Active Balanced Fund's investment objective is to seek to achieve total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively-managed portfolio of equity securities, fixed-income securities and money market instruments. See "How the Funds Invest--Investment Objectives and Policies" at page 18.

  GROWTH FUND: Growth Fund's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities (common stock, securities convertible into common stock and preferred stock) of established companies with above-average growth prospects. Current income, if any, is incidental. See "How the Funds Invest--Investment Objectives and Policies" at page 18.

  GROWTH & INCOME FUND: Growth & Income Fund's primary investment objective is long-term growth of capital and income, with current income as a secondary objective. It seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market. See "How the Funds Invest--Investment Objectives and Policies" at page 18.

  There can be no assurance that any Fund's investment objective will be achieved.

WHAT ARE EACH FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

  ACTIVE BALANCED FUND: With respect to the equity portion of the Active Balanced Fund, the Fund invests primarily in common stocks of established companies with growth prospects which are, in the opinion of the Fund's investment adviser, Jennison Associates LLC (Jennison, the Subadviser or the investment adviser), underappreciated by the market. These may include companies that are experiencing important changes in their business structure and management philosophy. The ability of the investment adviser to successfully identify these changes will be an important factor in the Active Balanced Fund's performance record. See "How the Funds Invest--Investment Objectives and Policies" at page 18.

  The Active Balanced Fund may invest up to 15% of its total assets in equity securities of foreign issuers and up to 20% of its total assets in debt securities of foreign issuers. Investing in securities of foreign companies and countries involves certain risks and considerations not typically associated with investments in domestic companies. See "How the Funds Invest--Risk Factors and Special Considerations of Investing in Foreign Securities" at page 27. The Active Balanced Fund may commit up to 20% of the value of its total assets to investment techniques such as dollar rolls, forward rolls and reverse repurchase agreements. See "How the Funds Invest--Investment Objectives and Policies--Forward Rolls, Dollar Rolls and

Reverse Repurchase Agreements--Active Balanced Fund Only" at page 24. The Fund may invest up to 5% of its total assets in non-investment grade debt securities or in unrated securities of comparable quality. Non-investment grade securities are securities rated lower than Baa by Moody's Investors Service (Moody's) or BBB by Standard & Poor's Ratings Group (S&P) and are commonly known as "junk bonds." These securities are considered speculative and are subject to a greater risk of loss of principal and interest than higher rated securities as well as greater price volatility. See "How the Funds Invest--Risk Factors Relating to Investing in Debt Securities Rated Below Investment Grade (Junk Bonds)--Active Balanced Fund and Growth & Income Fund Only" at page 28. The Fund may engage in various hedging and return enhancement strategies including using derivatives. See "How the Funds Invest--Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 31. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.

  GROWTH FUND: Securities of the kinds of companies in which the Growth Fund invests may be subject to significant price fluctuation and above-average risk. Thus, the Growth Fund may be considered subject to greater investment risks than are assumed by certain other investment companies. In addition, companies achieving an earnings growth rate higher than that of S&P 500 companies tend to reinvest their earnings rather than distribute them. As a result, the Growth Fund is not likely to receive significant dividend income on its portfolio securities. Accordingly, an investment in the Growth Fund should not be considered as a complete investment program and may not be appropriate for all investors.

  Under normal market conditions, the Growth Fund intends to invest at least 65% of its total assets in equity securities of companies that exceed $1 billion in market capitalization. See "How the Funds Invest--Investment Objectives and Policies" at page 18. The Growth Fund may also invest in (i) other equity securities including up to 20% of its total assets in securities of foreign issuers, (ii) investment grade fixed-income securities and (iii) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including mortgage-backed securities. Investing in securities of foreign companies and countries involves certain risks and considerations not typically associated with investments in domestic companies. See "How the Funds Invest--Risk Factors and Special Considerations of Investing in Foreign Securities" at page 27. The Growth Fund may also engage in various hedging and return enhancement strategies including using derivatives. See "How the Funds Invest--Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 31. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.

  GROWTH & INCOME FUND: Growth & Income Fund invests primarily in common stocks of established companies with growth prospects which are, in the opinion of the investment adviser, underappreciated by the market. These may include companies that are experiencing important changes in their business structure and management philosophy. The ability of the investment adviser to successfully identify these changes will be an important factor in the Growth & Income Fund's performance record. Also, the Growth & Income Fund's portfolio holdings may be characterized by volatility somewhat greater than the overall market. Additionally, although current income is a secondary objective, some of the Growth & Income Fund's holdings may pay little or no dividend income. See "How the Funds Invest--Investment Objectives and Policies" at page 18.

  The Growth & Income Fund may invest up to 20% of its total assets in equity and debt securities of foreign issuers. Investing in securities of foreign companies and countries involves certain risks and considerations not typically associated with investments in domestic companies. See "How the Funds Invest-- Risk Factors and Special Considerations of Investing in Foreign Securities" at page 27. The Growth & Income Fund may invest up to 10% of its total assets in non-investment grade debt securities or in unrated securities of comparable quality. Securities rated lower than Baa by Moody's or BBB by S&P, commonly known as "junk bonds," are considered speculative and are subject to a greater risk of loss of principal and interest than higher rated securities as well as greater price volatility. See "How the Funds Invest--Risk Factors

Relating to Investing in Debt Securities Rated Below Investment Grade (Junk Bonds)--Active Balanced Fund and Growth & Income Fund Only" at page 28. The Growth & Income Fund also may engage in short sales which subject the Fund to additional risks. See "How the Funds Invest--Other Investments and Policies-- Short Sales" at page 27. The Growth & Income Fund also may engage in various hedging and return enhancement strategies including using derivatives. See "How the Funds Invest--Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 31. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.

WHO MANAGES THE FUNDS?

  Prudential Investments Fund Management LLC (PIFM or the Manager) is the manager of each Fund and is compensated for its services at an annual rate of
 .60 of 1% of the average daily net assets of each of Growth Fund and Growth & Income Fund and is compensated for its services to Active Balanced Fund at an annual rate of .65 of 1% of its average daily net assets. As of December 31, 1997, PIFM served as manager or administrator to 64 investment companies, including 42 mutual funds, with aggregate assets of approximately $62 billion. Jennison furnishes investment advisory services in connection with the management of each Fund under Subadvisory Agreements with PIFM. The Prudential Investment Corporation, which does business under the name Prudential Investments (PI), invests available cash balances for the Active Balanced Fund through a joint repurchase agreement account. See "How the Funds are Managed-- Manager" at page 32 and "How the Funds are Managed--Subadvisers" at page 33.

WHO DISTRIBUTES EACH FUND'S SHARES?

  Prudential Securities Incorporated (Prudential Securities or the Distributor), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Company's Class A, Class B, Class C and Class Z shares and is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .25 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Distributor incurs the expense of distributing each Fund's Class Z shares under a Distribution Agreement with the Company, none of which is reimbursed or paid for by the Funds. See "How the Funds are Managed--Distributor" at page 33.

WHAT IS THE MINIMUM INVESTMENT?

  The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Funds" at page 39 and "Shareholder Guide--Shareholder Services" at page 50.

HOW DO I PURCHASE SHARES?

  You may purchase shares of any Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge.

Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. See "How Each Fund Values its Shares" at page 35 and "Shareholder Guide--How to Buy Shares of the Funds" at page 39.

WHAT ARE MY PURCHASE ALTERNATIVES?

  Each Fund offers four classes of shares:

  .  Class A    Shares: Sold with an initial sales charge of up to 5% of the offering price.

  .Class B Shares: Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.


  .Class C Shares: Sold without an initial sales charge but, for one year after purchase, are subject to a CDSC of 1% on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

  .Class Z Shares: Sold without an initial sales charge or CDSC to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution expenses.

  See "Shareholder Guide--Alternative Purchase Plan" at page 41.

HOW DO I SELL MY SHARES?

  You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about selling their Class Z shares. See "Shareholder Guide--How to Sell Your Shares" at page 45.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

  Active Balanced Fund expects to pay dividends of net investment income, if any, annually, and Growth Fund and Growth & Income Fund expect to pay dividends of net investment income, if any, semi-annually. Each Fund expects to make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the respective Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 36.

                    FUND EXPENSES--ACTIVE BALANCED FUND


                             CLASS A SHARES        CLASS B SHARES         CLASS C SHARES   CLASS Z SHARES
                             --------------        --------------         --------------   --------------
SHAREHOLDER TRANSACTION EX-
 PENSES+
  Maximum Sales Load Im-
   posed on Purchases (as a
   percentage of offering
   price)..................        5%                   None                   None             None
  Maximum Sales Load Im-
   posed on Reinvested Div-
   idends..................       None                  None                   None             None
  Maximum Deferred Sales
   Load (as a percentage of
   original purchase price
   or redemption proceeds,
   whichever is lower).....       None         5% during the first year,   1% on redemptions    None
                                               decreasing by 1% annually   made within one
                                            to 1% in the fifth and sixth   year of purchase
                                           years and 0% the seventh year*


  Redemption Fees..........       None                  None                   None             None
  Exchange Fee.............       None                  None                   None             None
ANNUAL FUND OPERATING        CLASS A SHARES        CLASS B SHARES         CLASS C SHARES   CLASS Z SHARES
EXPENSES                     --------------        --------------         --------------   --------------
(as a percentage of average
net assets)
  Management Fees..........        .65%                  .65%                   .65%             .65%
  12b-1 Fees (After Reduc-
   tion)                           .25%++               1.00%                  1.00%            None
  Other Expenses...........        .41%                  .41%                   .41%             .41%
                                   ---                   ---                    ---              ---
  Total Fund Operating Ex-
   penses (After Reduc-
   tion)...................       1.31%                 2.06%                  2.06%            1.06%
                                  ====                  ====                   ====             ====
                                   1                     3                       5               10
                                  YEAR                 YEARS                   YEARS           YEARS
EXAMPLE                           ----                 -----                   -----           -----
You would pay the following
 expenses on a $1,000 in-
 vestment, assuming (1) 5%
 annual return and (2) re-
 demption at the end of
 each time period:
   Class A.................       $63                   $89                    $118             $200
   Class B.................       $71                   $95                    $121             $211
   Class C.................       $31                   $65                    $111             $239
   Class Z.................       $11                   $34                    $ 58             $129
You would pay the following
 expenses on the same in-
 vestment, assuming no re-
 demption:
   Class A.................       $63                   $89                    $118             $200
   Class B.................       $21                   $65                    $111             $211
   Class C.................       $21                   $65                    $111             $239
   Class Z.................       $11                   $34                    $ 58             $129

The above example is based on expenses incurred during the fiscal year ended September 30, 1997 by Prudential Active Balanced Fund, whose assets were acquired by Active Balanced Fund at the commencement of its investment operations on January 23, 1998. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist investors in understanding the various types of costs and expenses that an investor in the Active Balanced Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Funds are Managed." "Other Expenses" includes estimated operating expenses of the Fund, such as Directors' and professional fees, registration fees, reports to shareholders and transfer agency and custodian (domestic and foreign) fees (but excludes foreign withholding taxes).
--------
  * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."

  +Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges (12b-1 fees) on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Fund rather than on a per shareholder basis. Therefore, long-term Class B and Class C shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Funds are Managed--Distributor."

  ++Although the Class A Distribution and Service Plan provides that the Fund may pay a distribution fee of up to .30 of 1% per annum of the average daily net assets of the Class A shares, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Fund to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 1998. See "How the Funds are Managed-- Distributor." Total Fund Operating Expenses would be 1.36% absent this limitation with respect to Class A shares.

                           FUND EXPENSES--GROWTH FUND

                          CLASS A SHARES          CLASS B SHARES           CLASS C SHARES   CLASS Z SHARES
                          --------------          --------------           --------------   --------------
SHAREHOLDER TRANSACTION
 EXPENSES+
 Maximum Sales Load
  Imposed on Purchases
  (as a percentage of
  offering price).......          5%                   None                     None             None
 Maximum Sales Load
  Imposed on Reinvested
  Dividends.............       None                    None                     None             None
 Maximum Deferred Sales
  Load (as a percentage
  of original purchase
  price or redemption
  proceeds, whichever is
  lower)................       None         5% during the first year,      1% on redemptions     None
                                         decreasing by 1% annually to 1%    made within one
                                         in the fifth and the sixth years  year of purchase
                                           and 0% in the seventh year*


 Redemption Fees........       None                    None                     None             None
 Exchange Fee...........       None                    None                     None             None



                          CLASS A SHARES          CLASS B SHARES           CLASS C SHARES   CLASS Z SHARES
                          --------------          --------------           --------------   --------------
ANNUAL FUND OPERATING
 EXPENSES
 (as a percentage of av-
 erage net assets)
 Management Fees........        .60%                    .60%                     .60%            .60%
 12b-1 Fees (After Re-
   duction).............        .25%++                 1.00%                    1.00%            None
 Other Expenses.........        .24%                   .24%                      .24%            .24%
                                ---                    ---                       ---             ---
 Total Fund Operating
   Expenses (After
   Reduction)...........       1.09%                   1.84%                    1.84%            .84%
                               ====                    ====                     ====             ===

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
EXAMPLE                                          ------ ------- ------- --------
You would pay the following expenses on a
$1,000 investment, assuming (1) 5% annual re-
turn and (2) redemption at the end of each time
period:
 Class A.......................................   $61     $83    $107     $176
 Class B.......................................   $69     $88    $110     $187
 Class C.......................................   $29     $58    $100     $216
 Class Z.......................................   $ 9     $27    $ 47     $104
You would pay the following expenses on the
 same investment, assuming no redemption:
 Class A.......................................   $61     $83    $107     $176
 Class B.......................................   $19     $58    $100     $187
 Class C.......................................   $19     $58    $100     $216
 Class Z.......................................   $ 9     $27    $ 47     $104

The above example is based on data for the Growth Fund's fiscal year ended September 30, 1997. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist an investor in understanding the various types of costs and expenses that an investor in the Growth Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Funds are Managed." "Other Expenses" includes operating expenses of the Growth Fund, such as Directors' and professional fees, registration fees, reports to shareholders and transfer agency and custodian (domestic and foreign) fees (but excludes foreign withholding taxes).

------------
 * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."

 + Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges (12b-1 fees) on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term Class B and Class C shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Funds are Managed--Distributor."

++ Although the Class A Distribution and Service Plan provides that the Growth
   Fund may pay up to an annual rate of .30 of 1% of the average daily net assets of the Class A shares, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Growth Fund to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 1998. See "How the Funds are Managed-- Distributor." Total Fund Operating Expenses would be 1.14% absent this limitation with respect to Class A shares.

                      FUND EXPENSES--GROWTH & INCOME FUND

                          CLASS A SHARES        CLASS B SHARES         CLASS C SHARES   CLASS Z SHARES
                          --------------        --------------         --------------   --------------
SHAREHOLDER TRANSACTION
 EXPENSES+
 Maximum Sales Load
  Imposed on Purchases
  (as a percentage of
  offering price).......       5%                    None                   None             None
 Maximum Sales Load Im-
  posed on Reinvested
  Dividends.............       None                  None                   None             None
 Maximum Deferred Sales
  Load (as a percentage
  of original purchase
  price or redemption
  proceeds, whichever is
  lower)................       None       5% during the first year,   1% on redemptions      None
                                         decreasing by 1% annually    made within one
                                          to 1% in the fifth and      year of purchase
                                             the sixth years and
                                           0% in the seventh year*



 Redemption Fees........       None                  None                   None             None
 Exchange Fee...........       None                  None                   None             None
                          CLASS A SHARES        CLASS B SHARES         CLASS C SHARES   CLASS Z SHARES
                          --------------        --------------         --------------   --------------
ANNUAL FUND OPERATING
 EXPENSES
 (as a percentage of av-
 erage net assets)
 Management Fees........        .60%                 .60%                    .60%            .60%
 12b-1 Fees (After Re-
   duction).............        .25%++               1.00%                  1.00%            None
 Other Expenses.........        .73%                  .73%                   .73%            .73%
                               ----                  ----                   ----             ---
 Total Fund Operating
   Expenses
   (After Reduction)....       1.58%                 2.33%                  2.33%            1.33%
                               ====                  ====                   ====             ====

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
EXAMPLE                                          ------ ------- ------- --------
You would pay the following expenses on a
$1,000 investment, assuming (1) 5% annual re-
turn and (2) redemption at the end of each time
period:
 Class A.......................................   $65    $ 97    $132     $228
 Class B.......................................   $74    $103    $135     $239
 Class C.......................................   $34    $ 73    $125     $267
 Class Z.......................................   $14    $ 42    $ 73     $160
You would pay the following expenses on the
 same investment, assuming no redemption:
 Class A.......................................   $65    $ 97    $132     $228
 Class B.......................................   $24    $ 73    $125     $239
 Class C.......................................   $24    $ 73    $125     $267
 Class Z.......................................   $14    $ 42    $ 73     $160

The above example is based on data for the Growth & Income Fund's fiscal period ended September 30, 1997. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist an investor in understanding the various types of costs and expenses that an investor in the Growth & Income Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Funds are Managed." "Other Expenses" includes operating expenses of the Growth & Income Fund, such as Directors' and professional fees, registration fees, reports to shareholders and transfer agency and custodian (domestic and foreign) fees (but excludes foreign withholding taxes).
------------
 * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."

 + Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges (12b-1 fees) on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term Class B and Class C shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Funds are Managed--Distributor."

++ Although the Class A Distribution and Service Plan provides that the Growth
   & Income Fund may pay up to an annual rate of .30 of 1% of the average daily net assets of the Class A shares, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Growth & Income Fund to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 1998. See "How the Funds are Managed-- Distributor." Total Fund Operating Expenses would be 1.63% absent this limitation with respect to Class A shares.

                FINANCIAL HIGHLIGHTS--ACTIVE BALANCED FUND
           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                               (CLASS A SHARES)

 The following financial highlights for the period ended September 30, 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A share outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                                      CLASS A
                                                                   -------------
                                                                    NOVEMBER 7,
                                                                      1996(A)
                                                                      THROUGH
                                                                   SEPTEMBER 30,
                                                                       1997
                                                                   -------------
 PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period............................     $13.40
                                                                      ------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income...........................................        .21(d)
 Net realized and unrealized gain on investment transactions.....       1.97
                                                                      ------
   Total from investment operations..............................       2.18
                                                                      ------
 LESS DISTRIBUTIONS:
 Dividends from net investment income............................       (.39)
 Dividends from net realized gains...............................       (.78)
                                                                      ------
   Total distributions...........................................      (1.17)
                                                                      ------
 Net asset value, end of period..................................     $14.41
                                                                      ======
 TOTAL RETURN(C):................................................      17.48%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000).................................     $  990
 Average net assets (000)........................................     $  100
 Ratios to average net assets(b):
  Expenses, including distribution fees..........................       1.31(b)
  Expenses, excluding distribution fees..........................       1.06(b)
  Net investment income..........................................       2.69(b)
 Portfolio turnover rate.........................................         50%
 Average commission rate paid per share..........................     $.0625

 -----------

 (a) Commencement of offering of Class A shares of Prudential Active Balanced Fund, a series of Prudential Index Series Fund (formerly Prudential Dryden Fund), whose assets and liabilities were acquired by the Active Balanced Fund, Class A shares for Class A shares, on January 23, 1998. Immediately prior to this transfer, the Active Balanced Fund had no assets. The Active Balanced Fund is the accounting survivor to Prudential Active Balanced Fund and, as such, financial data is shown from November 7, 1996.
 (b) Annualized.

 (c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.

 (d) Calculated based upon weighted average shares outstanding during the year.

                FINANCIAL HIGHLIGHTS--ACTIVE BALANCED FUND
           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                               (CLASS B SHARES)

 The following financial highlights for the period ended September 30, 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class B share outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                                     CLASS B
                                                                  -------------
                                                                   NOVEMBER 7,
                                                                     1996(A)
                                                                     THROUGH
                                                                  SEPTEMBER 30,
                                                                      1997
                                                                  -------------
 PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period...........................     $13.40
                                                                     ------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income..........................................        .19 (d)
 Net realized and unrealized gain on investment transactions....       1.92
                                                                     ------
  Total from investment operations..............................       2.11
                                                                     ------
 LESS DISTRIBUTIONS:
 Dividends from net investment income...........................       (.39)
 Distributions from net realized gains..........................       (.78)
                                                                     ------
  Total distributions...........................................      (1.17)
                                                                     ------
 Net asset value, end of period.................................     $14.34
                                                                     ======
 TOTAL RETURN(C): ..............................................      16.91%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)................................     $  213
 Average net assets (000).......................................     $   71
 Ratios to average net assets(b):
  Expenses, including distribution fees.........................       2.06%(b)
  Expenses, excluding distribution fees.........................       1.06%(b)
  Net investment income.........................................       1.94%(b)
 Portfolio turnover rate........................................         50%
 Average commission rate paid per share.........................     $.0625

-----------

(a) Commencement of offering of Class B shares of Prudential Active Balanced Fund, a series of Prudential Index Series Fund (formerly Prudential Dryden
    Fund), whose assets and liabilities were acquired by the Active Balanced Fund, Class B shares for Class B shares, on January 23, 1998. Immediately prior to this transfer, the Active Balanced Fund had no assets. The Active Balanced Fund is the accounting survivor to Prudential Active Balanced Fund and, as such, financial data is shown from November 7, 1996.
(b) Annualized.

(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.

(d) Calculated based upon weighted average shares outstanding during the year.

                FINANCIAL HIGHLIGHTS--ACTIVE BALANCED FUND
           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                               (CLASS C SHARES)

 The following financial highlights for the period ended September 30, 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class C share outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                                  CLASS C
                                                             ------------------
                                                                NOVEMBER 7,
                                                                  1996(A)
                                                                  THROUGH
                                                             SEPTEMBER 30, 1997
                                                             ------------------
 PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period......................        $13.40
                                                                   ------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.....................................           .13(d)
 Net realized and unrealized gain on investment
  transactions.............................................          1.98
                                                                   ------
  Total from investment operations.........................          2.11
                                                                   ------
 LESS DISTRIBUTIONS:
 Dividends from net investment income......................          (.39)
 Distributions from net realized gains.....................          (.78)
                                                                   ------
  Total distributions......................................         (1.17)
                                                                   ------
 Net asset value, end of period............................        $14.34
                                                                   ======
 TOTAL RETURN(C): .........................................         16.91%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)...........................        $    5
 Average net assets (000)..................................        $    1
 Ratios to average net assets(b):
  Expenses, including distribution fees....................          2.06%(b)
  Expenses, excluding distribution fees....................          1.06%(b)
  Net investment income....................................          1.94%(b)
 Portfolio turnover rate...................................            50%
 Average commission rate paid per share....................        $.0625

-----------

(a) Commencement of offering of Class C shares of Prudential Active Balanced Fund, a series of Prudential Index Series Fund (formerly Prudential Dryden
    Fund), whose assets and liabilities were acquired by the Active Balanced Fund, Class C shares for Class C shares, on January 23, 1998. Immediately prior to this transfer, the Active Balanced Fund had no assets. The Active Balanced Fund is the accounting survivor to Prudential Active Balanced Fund and, as such, financial data is shown from November 7, 1996.
(b) Annualized.

(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.

(d) Calculated based upon weighted average shares outstanding during the year.

                FINANCIAL HIGHLIGHTS--ACTIVE BALANCED FUND

    (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE PERIODS INDICATED)
                               (CLASS Z SHARES)

 The following financial highlights for the year ended September 30, 1997 have been audited by Price Waterhouse LLP, independent accountants, and for the years ended September 30, 1996 and for the period from January 4, 1993 through September 30, 1993 have been audited by Deloitte & Touche LLP, independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services-- Reports to Shareholders."

                                                 CLASS Z
                             ---------------------------------------------------------------
                                                                                JANUARY 4,
                                                                                  1993(A)
                                  YEAR ENDED SEPTEMBER 30,                        THROUGH
                             ---------------------------------------------     SEPTEMBER 30,
                               1997        1996         1995        1994           1993
                             --------    --------     --------     -------     -------------
 PER SHARE OPERATING
  PERFORMANCE:
 Net asset value,
  beginning of period.....   $  13.01    $  12.46     $  10.92     $ 11.05         $10.00
                             --------    --------     --------     -------        -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income....        .39(e)      .29(b)       .33(b)      .24(b)         .21(b)
 Net realized and
  unrealized gain (loss)
  on investment
  transactions............       2.22         .81         1.54        (.12)           .84
                             --------    --------     --------     -------        -------
  Total from investment
   operations.............       2.61        1.10         1.87         .12           1.05
                             --------    --------     --------     -------        -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income.......       (.39)       (.37)        (.29)       (.14)         --
 Dividends from net
  realized income.........       (.78)       (.18)        (.04)       (.11)         --
                             --------    --------     --------     -------        -------
  Total distributions.....      (1.17)       (.55)        (.33)       (.25)         --
                             --------    --------     --------     -------        -------
 Net asset value, end of
  period..................   $  14.45%   $  13.01     $  12.46     $ 10.92        $ 11.05
                             ========    ========     ========     =======        =======
 TOTAL RETURN(D): ........      21.34%       9.11%       17.66%       1.07%         10.50%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000)...................   $158,672    $153,588     $133,352     $81,176        $38,786
 Average net assets (000).   $154,199    $142,026     $104,821     $58,992        $12,815
 Ratios to average net
  assets:
  Expenses................       1.06%       1.00%(b)     1.00%(b)    1.00%(b)       1.00%(b)(c)
  Net investment income...       2.94%       3.09%(b)     3.53%(b)    3.06%(b)       2.68%(b)(c)
 Portfolio turnover rate..         50%         51%          30%         40%            47%
 Average commission rate
  paid per share..........   $  .0625    $  .0654          N/A         N/A            N/A

-----------

(a) Commencement of investment operations of Prudential Active Balanced Fund, a series of Prudential Index Series Fund (formerly Prudential Dryden
    Fund), whose assets and liabilities were acquired by the Active Balanced Fund, Class Z shares for Class Z shares, on January 23, 1998. Immediately prior to this transfer, the Active Balanced Fund had no assets. The Active Balanced Fund is the accounting survivor to Prudential Active Balanced Fund and, as such, financial data is shown from January 4, 1993.
(b) Net of expense subsidy.
(c) Annualized.

(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and other distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies where applicable.

(e) Calculated based upon weighted average shares outstanding during the year.

                       FINANCIAL HIGHLIGHTS--GROWTH FUND

    (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE PERIODS INDICATED)

                             (CLASS A SHARES)

 The following financial highlights for the year ended September 30, 1997 have been audited by Price Waterhouse LLP, independent accountants, and for the period from November 2, 1995 through September 30, 1996 have been audited by Deloitte & Touche LLP, independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A share of common stock of the Growth Fund outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                           CLASS A
                                              ---------------------------------
                                                            NOVEMBER 2, 1995(A)
                                               YEAR ENDED         THROUGH
                                              SEPTEMBER 30,    SEPTEMBER 30,
                                                  1997             1996
                                              ------------- -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........   $  10.97          $ 10.00
                                                --------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(d)..............       (.03)            (.03)
Net realized and unrealized gain on
 investment transactions.....................       4.45             1.00
                                                --------          -------
  Total from investment operations...........       4.42              .97
                                                --------          -------
Net asset value, end of period...............   $  15.39          $ 10.97
                                                ========          =======
TOTAL RETURN(C): ............................      40.29%            9.70 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............   $145,022          $85,440
Average net assets (000).....................   $105,982          $70,667
Ratios to average net assets:
 Expenses, including distribution fees.......       1.09%            1.23 %(b)
 Expenses, excluding distribution fees.......        .84%             .98 %(b)
 Net investment income (loss)................       (.25)%           (.37)%(b)
Portfolio turnover rate......................         63%              42 %
Average commission rate paid per share.......   $  .0596          $ .0611

------------
(a) Commencement of investment operations.

(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon weighted average shares outstanding during the period.

                       FINANCIAL HIGHLIGHTS--GROWTH FUND

    (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE PERIODS INDICATED)

                             (CLASS B SHARES)

 The following financial highlights for the year ended September 30, 1997 have been audited by Price Waterhouse LLP, independent accountants, and for the period from November 2, 1995 through September 30, 1996 have been audited by Deloitte & Touche LLP, independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class B share of common stock of the Growth Fund outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                           CLASS B
                                              ---------------------------------
                                                  YEAR-     NOVEMBER 2, 1995(A)
                                                  ENDED           THROUGH
                                              SEPTEMBER 30,    SEPTEMBER 30,
                                                  1997             1996
                                              ------------- -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........    $  10.89         $  10.00
                                                --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(d).............        (.12)            (.10)
Net realized and unrealized gain (loss) on
 investment and foreign currency
 transactions...............................        4.41              .99
                                                --------         --------
 Total from investment operations...........        4.29              .89
                                                --------         --------
Net asset value, end of period..............    $  15.18         $  10.89
                                                ========         ========
TOTAL RETURN(C): ...........................       39.39 %           8.90 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............    $419,405         $231,541
Average net assets (000)....................    $299,476         $162,412
Ratios to average net assets:
 Expenses, including distribution fees......        1.84 %           1.98 %(b)
 Expenses, excluding distribution fees......         .84 %            .98 %(b)
 Net investment income (loss)...............       (1.00)%          (1.12)%(b)
Portfolio turnover rate.....................          63 %             42 %
Average commission rate paid per share......    $  .0596         $  .0611

------------
(a) Commencement of investment operations.

(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon weighted average shares outstanding during the period.

                       FINANCIAL HIGHLIGHTS--GROWTH FUND

    (FOR A SHARE OUTSTANDING THROUGHOUT THE EACH OF PERIODS INDICATED)

                             (CLASS C SHARES)

 The following financial highlights for the year ended September 30, 1997 have been audited by Price Waterhouse LLP, independent accountants, and for the period from November 2, 1995 through September 30, 1996 have been audited by Deloitte & Touche LLP, independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class C share of common stock of the Growth Fund outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                           CLASS C
                                              ---------------------------------
                                                  YEAR      NOVEMBER 2, 1995(A)
                                                  ENDED           THROUGH
                                              SEPTEMBER 30,    SEPTEMBER 30,
                                                  1997             1996
                                              ------------- -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........     $ 10.89          $ 10.00
                                                 -------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(d).............        (.12)            (.10)
Net realized and unrealized gain (loss) on
 investment and foreign currency
 transactions...............................        4.41              .99
                                                 -------          -------
 Total from investment operations...........        4.29              .89
                                                 -------          -------
Net asset value, end of period..............     $ 15.18          $ 10.89
                                                 =======          =======
TOTAL RETURN(C): ...........................       39.39%            8.90 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............     $25,134          $15,281
Average net assets (000)....................     $18,248          $12,550
Ratios to average net assets:
 Expenses, including distribution fees......        1.84 %           1.98 %(b)
 Expenses, excluding distribution fees......         .84 %            .98 %(b)
 Net investment income (loss)...............       (1.00)%          (1.12)%(b)
Portfolio turnover rate.....................          63 %             42 %
Average commission rate paid per share......     $ .0596          $ .0611

------------
(a) Commencement of investment operations.

(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon weighted average shares outstanding during the period.

                       FINANCIAL HIGHLIGHTS--GROWTH FUND

    (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE PERIODS INDICATED)

                             (CLASS Z SHARES)

 The following financial highlights for the year ended September 30, 1997 have been audited by Price Waterhouse LLP, independent accountants, and for the period from April 15, 1996 through September 30, 1996 have been audited by Deloitte & Touche LLP, independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of common stock of the Growth Fund outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                            CLASS Z
                                                -------------------------------
                                                    YEAR      APRIL 15, 1996(A)
                                                    ENDED          THROUGH
                                                SEPTEMBER 30,   SEPTEMBER 30,
                                                    1997            1996
                                                ------------- -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $  10.98        $  10.32
                                                  --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(d)...............         --             (.02)
Net realized and unrealized gain (loss) on
 investment and foreign currency transactions.        4.47             .68
                                                  --------        --------
 Total from investment operations.............        4.47             .66
                                                  --------        --------
Net asset value, end of period................    $  15.45        $  10.98
                                                  ========        ========
TOTAL RETURN(C): .............................       40.71 %          6.40 %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $609,869        $362,416
Average net assets (000)......................    $455,684        $ 26,829
Ratios to average net assets(b):
 Expenses, including distribution fees........         .84 %           .98 %(b)
 Expenses, excluding distribution fees........         .84 %           .98 %(b)
 Net investment income (loss).................         --             (.12)%(b)
Portfolio turnover rate.......................          63 %            42 %
Average commission rate paid per share........    $  .0596        $  .0611

------------

(a) Commencement of offering of Class Z shares.

(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon weighted average shares outstanding during the period.

                FINANCIAL HIGHLIGHTS--GROWTH & INCOME FUND

         (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                 (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES)

 The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A, Class B, Class C and Class Z share of common stock of the Growth & Income Fund, respectively, outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information has been determined based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                CLASS A             CLASS B             CLASS C             CLASS Z
                          ------------------- ------------------- ------------------- -------------------
                          NOVEMBER 7, 1996(A) NOVEMBER 7, 1996(A) NOVEMBER 7, 1996(A) NOVEMBER 7, 1996(A)
                                THROUGH             THROUGH             THROUGH             THROUGH
                             SEPTEMBER 30,       SEPTEMBER 30,       SEPTEMBER 30,       SEPTEMBER 30,
                                 1997                1997                1997                1997
                          ------------------- ------------------- ------------------- -------------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period....        $ 10.00             $ 10.00             $10.00              $10.00
                                -------             -------             ------              ------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income...            .09                 .02                .02                 .10
Net realized and
 unrealized gain on
 investment
 transactions...........           2.87                2.86               2.86                2.92
                                -------             -------             ------              ------
 Total from investment
  operations............           2.96                2.88               2.88                3.02
                                -------             -------             ------              ------
LESS DISTRIBUTIONS:
Dividends from net
 investment income......           (.07)               (.02)              (.02)               (.09)
                                -------             -------             ------              ------
Net asset value, end of
 period.................        $ 12.89             $ 12.86             $12.86              $12.93
                                =======             =======             ======              ======
TOTAL RETURN(B): .......          29.72 %             28.83 %            28.83 %             30.30 %
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000)...........        $34,846             $87,558             $7,111              $  609
Average net assets
 (000)..................        $27,008             $62,575             $5,631              $  227
Ratios to average net
 assets(c):
 Expenses, including
  distribution fees.....           1.58 %              2.33 %             2.33 %              1.33 %
 Expenses, excluding
  distribution fees.....           1.33 %              1.33 %             1.33 %              1.33 %
 Net investment income..            .90 %               .15 %              .15 %              1.15 %
Portfolio turnover rate.             55 %                55 %               55 %                55 %
Average commission rate
 paid per share.........        $ .0588             $ .0588             $.0588              $.0588

------------

(a) Commencement of investment operations.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

(c) Annualized.

                              HOW THE FUNDS INVEST

INVESTMENT OBJECTIVES AND POLICIES

 ACTIVE BALANCED FUND

  THE ACTIVE BALANCED FUND'S INVESTMENT OBJECTIVE IS TO SEEK TO ACHIEVE TOTAL RETURNS APPROACHING EQUITY RETURNS, WHILE ACCEPTING LESS RISK THAN AN ALL-EQUITY PORTFOLIO, THROUGH AN ACTIVELY-MANAGED PORTFOLIO OF EQUITY SECURITIES, FIXED-INCOME SECURITIES AND MONEY MARKET INSTRUMENTS. THERE CAN BE NO ASSURANCE THAT THE ACTIVE BALANCED FUND'S OBJECTIVE WILL BE ACHIEVED. See "Investment Objectives and Policies" in the Statement of Additional Information.

  Jennison, the investment adviser to the Active Balanced Fund, uses the following ranges as the normal operating parameters for the securities to be purchased by the Fund: (i) 40-75% of the total assets of the Fund will be invested in common stocks, preferred stocks and other equity-related securities; (ii) 25-60% of the total assets of the Fund will be invested in investment grade fixed-income securities; and (iii) 0-35% of the total assets of the Fund will be invested in money market instruments. Within these parameters, at least 25% of the Active Balanced Fund's total assets will be invested in fixed-income senior securities.

  The Active Balanced Fund's investments will be actively shifted among these asset classes in order to capitalize on intermediate term (i.e., 12 to 18 months) valuation opportunities and to maximize the Fund's total investment return. The equity component of the Fund will be invested in the common stocks, preferred stocks and other equity-related securities of companies that are expected to generate superior earnings growth or are attractively valued. The fixed-income component of the Fund will be invested primarily in fixed-income securities rated A or better by Moody's Investors Service (Moody's) or Standard & Poor's Ratings Group (S&P) (or the equivalent rating of another nationally recognized statistical rating organization (NRSRO)) or, if not rated, determined by Jennison to be of comparable quality to securities so rated. However, the Fund also may invest up to 20% of the fixed-income portion of its portfolio in securities rated Baa/BBB (or the equivalent rating of another NRSRO) or, if not rated, determined by Jennison to be of comparable quality to securities so rated. The weighted average maturity of the fixed-income component of the Active Balanced Fund will normally be between 5 and 25 years.

  Under normal market conditions, at least 65% of the value of the Active Balanced Fund's total assets will be invested according to the above allocations. Within these allocations, the Fund's assets may be invested as follows: (i) up to 15% of the Fund's total assets, in common stocks, preferred stocks and other equity-related securities of foreign issuers; (ii) up to 20% of the Fund's total assets, in investment grade fixed-income securities of foreign issuers; (iii) in mortgage-backed securities; (iv) in custodial receipts and asset-backed securities; and (v) in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

  In order to invest uncommitted cash balances, to maintain liquidity to meet redemptions, or for hedging or incidental return enhancement, the Active Balanced Fund may: (i) enter into repurchase agreements, when-issued, delayed delivery and forward commitment transactions; (ii) lend its portfolio securities; (iii) purchase and sell put and call options on securities, stock indices and interest rate indices; (iv) purchase and sell futures contracts on stock indices and interest rate indices and options thereon; and (v) purchase and sell futures contracts on securities.

  The Active Balanced Fund also may: (i) purchase and sell currency spot contracts; (ii) purchase and sell currency futures contracts and currency forward contracts; and (iii) purchase and sell put and call options on currencies and on foreign currency futures contracts, in each case to attempt to reduce risks associated with currency fluctuations.

                                  * * * *

 GROWTH FUND

  THE GROWTH FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL. THE GROWTH FUND SEEKS TO ACHIEVE THIS OBJECTIVE BY INVESTING PRIMARILY IN EQUITY SECURITIES (COMMON STOCK, PREFERRED STOCK AND SECURITIES CONVERTIBLE INTO COMMON STOCK) OF ESTABLISHED COMPANIES WITH ABOVE-AVERAGE GROWTH PROSPECTS. CURRENT INCOME, IF ANY, IS INCIDENTAL. THERE CAN BE NO ASSURANCE THAT THE GROWTH FUND'S OBJECTIVE WILL BE ACHIEVED. See "Investment Objectives and Policies" in the Statement of Additional Information.

  UNDER NORMAL MARKET CONDITIONS, THE GROWTH FUND INTENDS TO INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN EQUITY SECURITIES OF COMPANIES THAT EXCEED $1 BILLION IN MARKET CAPITALIZATION. COMPANIES WITH MARKET CAPITALIZATIONS IN EXCESS OF $1 BILLION ARE GENERALLY CONSIDERED MEDIUM TO LARGE CAPITALIZATION COMPANIES. Stocks will be selected on a company-by-company basis primarily through the use of fundamental analysis. The Growth Fund's investment adviser looks for companies that have demonstrated growth in earnings and sales, high returns on equity and assets, or other strong financial characteristics and, in the judgment of the investment adviser, are attractively valued. These companies tend to have a unique market niche, a strong new product profile or superior management.

  The Growth Fund may also invest up to 35% of its total assets in (i) equity securities of other companies that are undergoing changes in management or product and marketing dynamics that have not yet been reflected in reported earnings but that are expected to impact earnings in the intermediate-term-- these securities often lack investor recognition and are often favorably valued, (ii) other equity-related securities, (iii) equity securities of foreign issuers (with respect to 20% of its total assets), (iv) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including mortgage-backed securities and (v) investment grade fixed-income securities.

  The effort to achieve superior investment return necessarily involves a risk of exposure to declining values. Securities in which the Growth Fund may primarily invest have historically been more volatile than the S&P 500 Index. Accordingly, during periods when stock prices decline generally, it can be expected that the value of the Growth Fund will decline more than market indices.

  Securities of the kinds of companies in which the Growth Fund invests may be subject to significant price fluctuation and above-average risk. In addition, companies achieving an earnings growth rate higher than that of S&P 500 companies tend to reinvest their earnings rather than distribute them. As a result, the Growth Fund is not likely to receive significant dividend income on its portfolio securities. Accordingly, an investment in the Growth Fund should not be considered as a complete investment program and may not be appropriate for all investors.

                                 * * * *

 GROWTH & INCOME FUND

  THE GROWTH & INCOME FUND'S PRIMARY INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL AND INCOME, WITH CURRENT INCOME AS A SECONDARY OBJECTIVE. THE GROWTH & INCOME FUND SEEKS TO ACHIEVE ITS OBJECTIVES BY INVESTING PRIMARILY IN COMMON STOCKS OF ESTABLISHED COMPANIES WITH GROWTH PROSPECTS BELIEVED TO BE UNDERAPPRECIATED BY THE MARKET. THERE CAN BE NO ASSURANCE THAT THE GROWTH & INCOME FUND'S OBJECTIVES WILL BE ACHIEVED. See "Investment Objectives and Policies" in the Statement of Additional Information.

  UNDER NORMAL MARKET CONDITIONS, THE GROWTH & INCOME FUND WILL BE PRIMARILY INVESTED IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS. THE GROWTH & INCOME FUND MAY ALSO INVEST IN PREFERRED STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCK. Stocks will be selected on a company-by-company basis generally through the use of fundamental analysis. The Growth & Income Fund's investment adviser looks for companies that have the potential for growth in earnings and dividends and, in the judgment of the investment adviser, are attractively valued.

  The Growth & Income Fund invests primarily in common stocks of established companies with growth prospects which are, in the opinion of the investment adviser, underappreciated by the market. These may include companies that are experiencing important changes in their business structure and management philosophy. The ability of the investment adviser to successfully identify these changes will be an important factor in the Growth & Income Fund's performance record. Also, the Growth & Income Fund's portfolio holdings may be characterized by volatility somewhat greater than the overall market. Additionally, although current income is a secondary objective, some of the Growth & Income Fund's holdings may pay little or no dividend income.

  The Growth & Income Fund also may invest in (i) other equity-related securities, (ii) equity and debt securities of foreign issuers (limited to 20% of total assets), including ADRs, (iii) investment grade fixed-income securities, (iv) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and (v) fixed-income securities rated below investment grade (limited to 10% of total assets). Under normal market conditions, the Growth & Income Fund will not invest more than 30% of its total assets in fixed-income securities, including corporate and other debt obligations and U.S. Government securities. The Growth & Income Fund also may engage in short selling.

                                    * * * *

  Each Fund may purchase and sell put and call options on equity securities, stock indices and foreign currencies, purchase and sell futures contracts on stock indices and foreign currencies and options thereon and enter into forward foreign currency exchange contracts to hedge its portfolio and to attempt to enhance return. Each Fund may also lend its portfolio securities, enter into repurchase agreements and purchase securities on a when-issued and delayed delivery basis.

  Each Fund reserves the right as a defensive measure to hold temporarily other types of securities without limit, including high quality commercial paper, bankers' acceptances, non-convertible debt securities (corporate and government) or government and high quality money market securities of U.S. and non-U.S. issuers, or cash (foreign currencies or U.S. dollars), in such proportions as, in the opinion of Jennison, prevailing market, economic or political conditions warrant. Each Fund also may temporarily hold cash and invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs. See "Other Investments and Policies" below.

  As with an investment in any mutual fund, an investment in any Fund can decrease in value and you can lose money.

  EACH FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE RESPECTIVE FUND'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 (INVESTMENT COMPANY ACT). INVESTMENT POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

  THE FOLLOWING POLICIES APPLY TO EACH FUND UNLESS OTHERWISE NOTED.

  U.S. GOVERNMENT SECURITIES

  Each Fund may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency. See "Investment Objectives and Policies--U.S. Government Securities" in the Statement of Additional Information.

  MORTGAGE-BACKED SECURITIES--ACTIVE BALANCED FUND AND GROWTH FUND
ONLY. Active Balanced Fund and Growth Fund may invest in mortgage-backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) certificates where the U.S. Government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. These guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do these guarantees extend to the yield or value of the Fund's shares. See "Investment Objectives and Policies--U.S. Government Securities" in the Statement of Additional Information. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees.

  Mortgage-backed securities are subject to the risk that the principal on the underlying mortgage loans may be prepaid at any time. Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by either Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

  COLLATERALIZED MORTGAGE OBLIGATIONS--ACTIVE BALANCED FUND AND GROWTH FUND ONLY. Active Balanced Fund and Growth Fund may purchase collateralized mortgage obligations (CMOs) issued by agencies or instrumentalities of the U.S. Government. Active Balanced Fund also may purchase CMOs issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special-purpose subsidiaries of the foregoing. A CMO is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs include REMICs.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the underlying mortgage assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

  Active Balanced Fund and Growth Fund also may invest in mortgage-backed security strips (MBS strips) issued by the U.S. Government or its agencies or instrumentalities. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

  In reliance on rules and interpretations of the Securities and Exchange Commission (SEC), the Active Balanced Fund's and the Growth Fund's investments in certain qualifying CMOs and REMICs are not subject to the Investment Company Act's limitation on acquiring interests in other investment companies. See "Investment Objectives and Policies--Mortgage-Related Securities" in the Statement of Additional Information.

  ASSET-BACKED SECURITIES--ACTIVE BALANCED FUND ONLY

  The Active Balanced Fund may purchase asset-backed securities that represent either fractional interests or participations in pools of leases, retail installment loans, or revolving credit receivables held by a trust or limited purpose finance subsidiary. Such asset-backed securities may be secured by the underlying assets (such as certificates for automobile receivables) or may be unsecured (such as credit card receivable securities). Depending on the structure of the asset-backed security, monthly or quarterly payments of principal and interest or interest only are passed-through or paid through to certificate holders. Asset-backed securities may be guaranteed up to certain amounts by guarantees, insurance, or letters of credit issued by a financial institution affiliated or unaffiliated with the originator of the pool.

  Underlying automobile sales contracts and credit card receivables are, of course, subject to prepayment (although to a lesser degree than mortgage pass-through securities), which may shorten the securities' weighted average life and reduce their overall return to certificate holders. On the other hand, asset-backed securities may present certain risks that are not presented by mortgage-backed securities. Primarily, these securities often do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold.

  Unlike traditional fixed-income securities, interest and principal payments on asset-backed securities are made more frequently, usually monthly, and principal may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity. Certificate holders may also experience delays in payment if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, the Active Balanced Fund may invest in other asset-backed securities that may be developed in the future.

  TYPES OF CREDIT ENHANCEMENT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Active Balanced Fund will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

  LIQUIDITY PUTS--ACTIVE BALANCED FUND ONLY

  The Active Balanced Fund may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a "liquidity put" or a "tender option bond."

  CORPORATE AND OTHER DEBT OBLIGATIONS

  Each Fund may invest in investment grade corporate and other debt obligations of domestic and foreign issuers, including convertible securities and money market instruments. Bonds and other debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Investment grade debt securities are rated within the four highest quality grades as determined by Moody's (currently Aaa, Aa, A and Baa for bonds) or S&P (currently AAA, AA, A and BBB for bonds), or comparably rated by another NRSRO or in unrated securities which are of equivalent quality in the opinion of Jennison. If a security (or issuer) held by the Growth Fund is assigned a rating below investment grade (or, in the view of Jennison, if a security has declined in credit quality so that it is comparable to a security rated below investment grade), Jennison will seek to dispose of the security as soon as reasonably practicable. Securities rated Baa by Moody's, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. Such lower rated securities are subject to a greater risk of loss of principal and interest.

  NON-INVESTMENT GRADE FIXED-INCOME SECURITIES--ACTIVE BALANCED FUND AND GROWTH & INCOME FUND ONLY. Up to 5% of the total assets of the Active Balanced Fund and up to 10% of the total assets of the Growth & Income Fund may be invested in non-investment grade fixed-income securities. Non-investment grade fixed-income securities (those rated below Baa by Moody's or BBB by S&P or comparably rated by another NRSRO or unrated securities determined by Jennison to be of comparable quality) have speculative characteristics (including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market). Because these securities have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for these securities and adversely affect the value of these securities and the ability of issuers to repay principal and interest. See "Risk Factors Relating to Investing in Debt Securities Rated Below Investment Grade (Junk Bonds)--Active Balanced Fund and Growth & Income Fund Only" below.

  EQUITY-RELATED SECURITIES. Each Fund may invest in equity-related securities. Equity-related securities include common stocks, preferred stocks, securities convertible or exchangeable for common stocks or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investments, American Depositary Receipts, and warrants and rights exercisable for equity securities. See "Convertible Securities, Warrants and Rights" below.

  American Depositary Receipts (ADRs) are U.S. dollar-denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (i) issuers whose securities are represented by ADRs are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers.

  CONVERTIBLE SECURITIES, WARRANTS AND RIGHTS

  A CONVERTIBLE SECURITY IS A BOND, DEBENTURE, CORPORATE NOTE, PREFERRED STOCK OR OTHER SIMILAR SECURITY THAT MAY BE CONVERTED AT A STATED PRICE WITHIN A SPECIFIED PERIOD OF TIME INTO A CERTAIN QUANTITY OF THE COMMON STOCK OR OTHER EQUITY SECURITIES OF THE SAME OR A DIFFERENT ISSUER. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

  In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

  In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Each Fund may invest in these types of convertible securities.

  The Active Balanced Fund and Growth & Income Fund may invest in convertible securities which are rated below investment grade or in unrated securities of comparable quality. See "Risk Factors Relating to Investing in Debt Securities Rated Below Investment Grade (Junk Bonds)--Active Balanced Fund and Growth & Income Fund Only" below.

  FORWARD ROLLS, DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS--ACTIVE BALANCED FUND ONLY

  The Active Balanced Fund may commit up to 20% of the value of its total assets to investment techniques such as dollar rolls, forward rolls and reverse repurchase agreements. A forward roll is a transaction in which the Fund sells a security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase the same or similar security from the institution at a later date at an agreed upon price. With respect to mortgage-related securities, such transactions are often called "dollar rolls." In dollar roll transactions, the mortgage-related securities that are repurchased will bear the same coupon rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the roll period, the Fund forgoes principal and interest paid on the securities and is compensated by the difference between the current sales price and the forward price for the future purchase as well as by interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

  Reverse repurchase agreements involve sales by the Active Balanced Fund of portfolio securities to a financial institution concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.

  Reverse repurchase agreements, forward rolls and dollar rolls involve the risk that the market value of the securities purchased by the Active Balanced Fund with the proceeds of the initial sale may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement, forward roll or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligations to repurchase the securities. The staff of the SEC has taken the position that reverse repurchase agreements, forward rolls and dollar rolls are to be treated as borrowings. The Company expects that under normal conditions most of the borrowings of the Fund will consist of such investment techniques rather than bank borrowings. See "Other Investments and Policies--Borrowing" below.

  CUSTODIAL RECEIPTS--ACTIVE BALANCED FUND ONLY

  The Active Balanced Fund may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies or instrumentalities. The underwriters of these certificates or receipts generally purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities but are not U.S. Government securities and are neither insured nor guaranteed by the U.S. Government.

  SECURITIES OF FOREIGN ISSUERS

  Each Fund may invest a portion of its assets in equity securities and fixed-income securities of foreign issuers (denominated in either U.S. or foreign currency). ADRs and American Depositary Shares (both of which are U.S. dollar-denominated certificates issued by a U.S. bank or trust company that represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank) are not deemed to be foreign securities.

  MONEY MARKET INSTRUMENTS

  Each Fund may invest in high quality money market instruments, including commercial paper of a U.S. or non-U.S. company, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. Each Fund may invest in money market instruments without limit for temporary defensive and cash management purposes. To the extent a Fund otherwise invests in money market instruments, it is subject to the limitations described above.

OTHER INVESTMENTS AND POLICIES

  BORROWING

  Each Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Active

Balanced Fund also may borrow through forward rolls, dollar rolls or reverse repurchase agreements and to take advantage of investment opportunities. Each Fund may pledge up to 20% of its total assets to secure these borrowings. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. No Fund will purchase portfolio securities when borrowings exceed 5% of the value of its total assets. See "Investment Objectives and Policies--Borrowing" in the Statement of Additional Information.

  REPURCHASE AGREEMENTS

  Each Fund may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. A Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. The Active Balanced Fund may participate in a joint repurchase account managed by PI. See "Investment Objectives and Policies--Repurchase Agreements" in the Statement of Additional Information.

  ILLIQUID SECURITIES

  Each Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

  PORTFOLIO TURNOVER

  Each Fund's portfolio turnover rate is not expected to exceed 100%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the respective Fund. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  Each Fund may purchase or sell securities (including equity securities) on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and/or yield to the Fund at the time of entering into the transaction. While the Funds will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date, if it is deemed advisable. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Funds' Custodian will segregate for the relevant Fund cash or other liquid assets having a value equal to or greater than such Fund's purchase commitments. Subject to this requirement, the Funds may purchase securities on such basis without limit. See "Investment Objectives and Policies--When-Issued and Delayed Delivery Securities" in the Statement of Additional Information.

  SECURITIES LENDING

  Each Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral (which may include a secured letter of credit) in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which is maintained in a segregated account pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. As a matter of fundamental policy, no Fund may lend more than 30% of the value of its total assets. See "Investment Objectives and Policies--Lending of Securities" in the Statement of Additional Information. The Funds may pay reasonable administration and custodial fees in connection with a loan.

  SHORT SALES

  Each Fund may make short sales "against-the-box." A short sale is against-the-box when a Fund enters into a short sale of a security which the Fund owns or has the right to obtain at no added cost. No more than 25% of the Fund's net assets (determined at the time of the short sale against-the-box) may be subject to such sales.

  The Growth Fund and the Growth & Income Fund each may sell a security it does not own in anticipation of a decline in the market value of that security (short sales), except that the Growth Fund has no current intention of doing so. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will maintain daily a segregated account, containing cash or other liquid assets at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. No more than 25% of the Fund's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) allocated to segregated accounts in connection with short sales. See "Investment Objectives and Policies--Short Sales" in the Statement of Additional Information.

RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN SECURITIES

  FOREIGN SECURITIES INVOLVE CERTAIN RISKS, WHICH SHOULD BE CONSIDERED CAREFULLY BY AN INVESTOR IN ANY FUND. THESE RISKS INCLUDE POLITICAL OR ECONOMIC INSTABILITY IN THE COUNTRY OF THE ISSUER, THE DIFFICULTY OF PREDICTING INTERNATIONAL

TRADE PATTERNS, THE POSSIBLE IMPOSITION OF EXCHANGE CONTROLS AND THE RISK OF CURRENCY FLUCTUATIONS. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment.

  ADDITIONAL COSTS COULD BE INCURRED IN CONNECTION WITH THE FUNDS' INTERNATIONAL INVESTMENT ACTIVITIES. Foreign brokerage commissions are generally higher than U.S. brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

  If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds' securities denominated in that currency. Such changes also will affect the Funds' income and distributions to shareholders. In addition, although a Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. A Fund may, but need not, enter into forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

  SHAREHOLDERS SHOULD BE AWARE THAT INVESTING IN THE EQUITY MARKETS OF DEVELOPING COUNTRIES INVOLVES EXPOSURE TO ECONOMIES THAT ARE GENERALLY LESS DIVERSE AND MATURE, AND TO POLITICAL SYSTEMS WHICH CAN BE EXPECTED TO HAVE LESS STABILITY, THAN THOSE OF DEVELOPED COUNTRIES. HISTORICAL EXPERIENCE INDICATES THAT THE MARKETS OF DEVELOPING COUNTRIES HAVE BEEN MORE VOLATILE THAN THE MARKETS OF DEVELOPED COUNTRIES. THE RISKS ASSOCIATED WITH INVESTMENTS IN FOREIGN SECURITIES, DESCRIBED ABOVE, MAY BE GREATER WITH RESPECT TO INVESTMENTS IN DEVELOPING COUNTRIES.

RISK FACTORS RELATING TO INVESTING IN DEBT SECURITIES RATED BELOW INVESTMENT GRADE (JUNK BONDS)--ACTIVE BALANCED FUND AND GROWTH & INCOME FUND ONLY

  The Active Balanced Fund may invest up to 5% and the Growth & Income Fund may invest up to 10% of its total assets in non-investment grade debt securities or in unrated securities of comparable quality. Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield or high risk) securities (commonly referred to as junk bonds) are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for these Funds.

  Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value.

  Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the debt portion of its portfolio and increasing the exposure of a Fund to the risks of high yield securities.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

  EACH FUND MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN. A FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY IF THE FUND IS UNSUCCESSFUL IN ITS USE OF THESE STRATEGIES. These strategies currently include the use of derivatives, such as options, forward currency exchange contracts and futures contracts and options thereon. A Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objectives and Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information. Jennison does not intend to buy all of these instruments or use all of these strategies to the full extent permitted unless it believes that doing so will help a Fund achieve its objectives. New financial products and risk management techniques continue to be developed and a Fund may use these new investments and techniques to the extent consistent with its investment objectives and policies.

  OPTIONS TRANSACTIONS

  EACH FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON SECURITIES, STOCK INDICES AND CURRENCIES THAT ARE TRADED ON U.S. OR FOREIGN SECURITIES EXCHANGES OR IN THE OVER-THE-COUNTER (OTC) MARKET TO ENHANCE RETURN OR TO HEDGE ITS PORTFOLIO. These options will be on equity securities, stock indices (e.g., S&P 500) and foreign currencies. A Fund may write put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. The Funds may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objectives and Policies--Options on Securities" in the Statement of Additional Information.

  A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Fund writes a call option, the Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. The Funds will write only "covered" call options for which they (i) own an offsetting position in the underlying security or currency or (ii) maintain in a segregated account cash or other liquid assets with a value sufficient at all times to cover their respective obligations.

  A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A Fund might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price. The Funds will write only put options for which they (i) own an offsetting position in the underlying security or currency or (ii) maintain in a segregated account cash or other liquid assets with a value sufficient at all times to cover their respective obligations.

  FORWARD CURRENCY EXCHANGE CONTRACTS

  EACH FUND MAY ENTER INTO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO PROTECT THE VALUE OF ITS ASSETS AGAINST FUTURE CHANGES IN THE LEVEL OF CURRENCY EXCHANGE RATES. The Active Balanced Fund also may purchase and sell foreign currency forward contracts, futures contracts on foreign currency, and options on futures contracts on foreign currency to protect against the effect of adverse changes in foreign currencies. The Funds may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

  THE FUNDS' DEALINGS IN FORWARD CONTRACTS WILL BE LIMITED TO HEDGING INVOLVING EITHER SPECIFIC TRANSACTIONS OR PORTFOLIO POSITIONS. THE ACTIVE BALANCED FUND MAY NOT USE FORWARD CONTRACTS, OPTIONS ON FOREIGN CURRENCIES, FUTURES CONTRACTS ON FOREIGN CURRENCIES AND OPTIONS ON SUCH CONTRACTS IN ORDER TO GENERATE INCOME, ALTHOUGH THE USE OF SUCH CONTRACTS MAY INCIDENTALLY GENERATE INCOME. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts which the Funds may enter into, the Funds may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of foreign currency) of the securities being hedged. See "Investment Objectives and Policies--Risks Related to Forward Foreign Currency Exchange Contracts" in the Statement of Additional Information.

  FUTURES CONTRACTS AND OPTIONS THEREON

  EACH FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION
(CFTC). A FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. The Active Balanced Fund may purchase and sell futures contracts on securities, securities indices, interest rate indices and foreign currencies. The Growth Fund may purchase and sell futures contracts on stock indices and foreign currencies. The Growth & Income Fund may purchase and sell futures contracts on debt securities, including U.S. Government securities, aggregates of debt securities, stock indices and foreign currencies. A futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Funds may purchase and sell futures contracts or related options as a hedge against changes in market conditions.

  No Fund may purchase or sell futures contracts and related options to attempt to enhance return if immediately thereafter the sum of the amount of initial margin deposits on a Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the liquidation value of the Fund's total assets. Each Fund may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes in accordance with regulations of the CFTC (i.e., to reduce certain risks of its investments). The value of all futures contracts sold will not exceed the total market value of a Fund's portfolio.

  Futures contracts and related options are generally subject to segregation requirements of the SEC and coverage requirements of the CFTC. If a Fund does not hold the security or currency underlying the futures contract, it will be required to segregate on an ongoing basis with its Custodian cash or other liquid assets having an amount at least equal to its obligations with respect to such futures contracts.

  THE FUNDS' SUCCESSFUL USE OF FUTURES CONTRACTS AND RELATED OPTIONS DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the movements in the index or price of the currencies underlying the futures contract is imperfect and there is a risk that the value of the securities or currencies underlying the futures contract may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Funds. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Funds' ability to purchase or sell certain futures contracts or related options on any particular day.

  The Funds' ability to enter into or close out futures contracts and options thereon is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

  PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS AND IN CURRENCY EXCHANGE TRANSACTIONS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUNDS WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. A FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. If the investment adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  The Funds will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Funds will generally purchase OTC options only if management believes that the other party to the options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close out an option or futures transaction. The inability to close out options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

INVESTMENT RESTRICTIONS

  The Funds are subject to certain investment restrictions which, like their investment objectives, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the relevant Fund's outstanding voting securities as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.


                           HOW THE FUNDS ARE MANAGED

  THE COMPANY HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUNDS' MANAGER, SUBADVISERS AND DISTRIBUTOR, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUNDS' MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUNDS. EACH FUND'S SUBADVISER(S) FURNISH(ES) DAILY INVESTMENT ADVISORY SERVICES.

  Each Fund is responsible for the payment of certain fees and expenses including, among others, the following: (i) management and distribution fees;
(ii) the fees of unaffiliated Directors; (iii) the fees of the Custodian and Transfer and Dividend Disbursing Agent; (iv) the fees of the legal counsel and independent accountants; (v) brokerage commissions incurred in connection with portfolio transactions; (vi) all taxes and charges of governmental agencies;
(vii) the reimbursement of organization expenses; and (viii) expenses related to shareholder communications including all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

  For the fiscal year ended September 30, 1997, the Growth Fund's total expenses as a percentage of average net assets for Class A, Class B, Class C and Class Z shares were 1.09%, 1.84%, 1.84% and .84%, respectively. For the fiscal period ended September 30, 1997, the Growth & Income Fund's total expenses as an annualized percentage of average net assets for Class A, Class B, Class C and Class Z shares were 1.58%, 2.33%, 2.33% and 1.33%, respectively. See "Financial Highlights." No shares of the Active Balanced Fund were outstanding during this period.

MANAGER

  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUNDS AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF
 .60 OF 1% OF EACH OF THE GROWTH FUND'S AND GROWTH & INCOME FUND'S AVERAGE DAILY NET ASSETS AND AT AN ANNUAL RATE OF .65 OF 1% OF THE ACTIVE BALANCED FUND'S AVERAGE NET ASSETS. PIFM is organized in New York as a limited liability company. For the fiscal year ended September 30, 1997, the Growth Fund and Growth & Income Fund each paid management fees to PIFM of .60% of the Fund's average net assets. See "Manager and Subadvisers" in the Statement of Additional Information.

  As of December 31, 1997, PIFM served as the manager to 42 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $62 billion.

  Under the Management Agreements with the Company, PIFM manages the investment operations of the Funds and also administers the Funds' corporate affairs. See "Manager and Subadvisers" in the Statement of Additional Information.

SUBADVISERS

  JENNISON ASSOCIATES LLC (JENNISON, THE SUBADVISER OR THE INVESTMENT ADVISER), 466 LEXINGTON AVENUE, NEW YORK, NEW YORK 10017, IS THE SUBADVISER TO THE FUNDS. As of December 31, 1997, Jennison had over $37 billion in assets under management for institutional and mutual fund clients.

  PURSUANT TO SUBADVISORY AGREEMENTS WITH PIFM, JENNISON FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUNDS AND IS COMPENSATED BY PIFM FOR ITS SERVICES AT AN ANNUAL RATE OF .30 OF 1% OF EACH FUND'S AVERAGE DAILY NET ASSETS UP TO AND INCLUDING $300 MILLION AND .25 OF 1% OF EACH FUND'S AVERAGE DAILY NET ASSETS IN EXCESS OF $300 MILLION.

  Under each Subadvisory Agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of the Funds in accordance with each Fund's respective investment objective, investment program and policies. Jennison determines what securities and other instruments are purchased and sold for the Funds and is responsible for obtaining and evaluating financial data relevant to the Funds.

  BRADLEY GOLDBERG IS THE PORTFOLIO MANAGER AND PETER REINEMANN AND G. TODD SILVA ARE ASSOCIATE PORTFOLIO MANAGERS OF THE ACTIVE BALANCED FUND. Mr. Goldberg is an Executive Vice President of Jennison, and is responsible for the day-to-day management of the Active Balanced Fund. Mr. Goldberg managed Prudential Active Balanced Fund, whose assets were acquired by the Fund on January 23, 1998, since its inception in January 1993 and has been employed as a portfolio manager at Jennison since 1974. Mr. Goldberg also serves as the portfolio manager of the Growth & Income Fund. Mr. Reinemann, a Senior Vice President and Director, joined Jennison in 1992 as an associate portfolio manager. Prior to that time, he served as a Vice President at Paribas Asset Management, Inc. Mr. Reinemann also serves as an Associate Portfolio Manager for the Growth Fund. Mr. Silva, a Senior Vice President of Jennison, joined Jennison in June 1996. He was previously a Vice President and assistant portfolio manager in the Growth & Income Group at Scudder, Stevens & Clark Inc. and an equity analyst at Putnam Investments. Mr. Reinemann and Mr. Silva are also Associate Portfolio Managers of the Growth & Income Fund.

  DAVID POIESZ IS THE PORTFOLIO MANAGER OF THE GROWTH FUND AND PETER REINEMANN IS THE ASSOCIATE PORTFOLIO MANAGER OF THE GROWTH FUND. Mr. Poiesz is responsible for the day-to-day management of the Growth Fund. They are both Senior Vice Presidents of Jennison and have been involved with the Growth Fund since its inception in 1995. Mr. Poiesz, also a Director of Jennison, joined Jennison in 1983 as an equity research analyst and has been an equity portfolio manager since 1991. Mr. Poiesz also serves as the Portfolio Manager of the Prudential Jennison Portfolio of the Prudential Series Fund, Inc., a registered investment company. Mr. Reinemann's biography appears above.

  BRADLEY GOLDBERG IS THE PORTFOLIO MANAGER AND PETER REINEMANN AND G. TODD SILVA ARE ASSOCIATE PORTFOLIO MANAGERS OF THE GROWTH & INCOME FUND. Mr. Goldberg, whose biography appears above, is responsible for the day-to-day management of the Growth & Income Fund. The biographies of Messrs. Reinemann and Silva also appear above.

  THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI), 751 BROAD STREET, NEWARK, NEW JERSEY 07102, INVESTS AVAILABLE CASH BALANCES FOR THE ACTIVE BALANCED FUND THROUGH A JOINT REPURCHASE AGREEMENT ACCOUNT. The Manager reimburses PI for the reasonable costs and expenses it incurs in providing such services.

  PIFM, PIC and Jennison are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR

  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE COMPANY. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUNDS UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING EACH FUND'S CLASS A, CLASS B AND CLASS C SHARES. The Distributor also incurs the expenses of distributing the Funds' Class Z shares under the Distribution Agreement, none of which is reimbursed by or paid for by the Funds. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of each Fund's shares, including lease, utility, communications and sales promotion expenses.

  Under the Plans, the Funds are obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Funds will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  UNDER THE CLASS A PLAN, EACH FUND MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED EXPENSES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to
 .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 1998.

  UNDER THE CLASS B AND CLASS C PLANS, EACH FUND PAYS THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED EXPENSES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES. The Class B and Class C Plans provide for the payment to the Distributor of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of the Class B and Class C shares, respectively, and (ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

  For the fiscal year ended September 30, 1997, the Growth Fund and the Growth & Income Fund each paid distribution expenses of .25%, 1.00% and 1.00% of the average daily net assets of their Class A, Class B and Class C shares, respectively. Each Fund records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

  Distribution expenses attributable to the sale of Class A, Class B or Class C shares of the Funds will be allocated to each such class of the respective Fund based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of such Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Company, including a majority of the Directors who are not "interested persons" of the Company (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of a Fund. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Funds under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Funds (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.


FEE WAIVERS AND SUBSIDY

  PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of any Fund. In addition, the Distributor has agreed to limit its distribution fee for the Class A shares as described above under "Distributor." Fee waivers and expense subsidies will increase a Fund's total return. See "Performance Information" in the Statement of Additional Information and "Fund Expenses" above.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Funds provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Funds' portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent for the Funds and in those capacities maintains certain books and records for the Company. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.


                        HOW EACH FUND VALUES ITS SHARES

  EACH FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF EACH FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Company's Board of Directors. See "Net Asset Value" in the Statement of Additional Information.

  Each Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of a Fund's portfolio securities do not materially affect its NAV.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of distribution and/or service fee expense accrual differential among the classes.


                      HOW THE FUNDS CALCULATE PERFORMANCE

  FROM TIME TO TIME A FUND MAY ADVERTISE ITS AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. These figures are based on historical earnings and are not intended to indicate future performance. The total return shows how much an investment in a Fund would have increased (decreased) over a specified period of time (i.e., one, five, or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The yield refers to the income generated by an investment in a Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. A Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., and other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information will be contained in each Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."


                      TAXES, DIVIDENDS AND DISTRIBUTIONS

 TAXATION OF THE FUNDS

  EACH FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE INTERNAL REVENUE CODE). ACCORDINGLY, THE FUNDS WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT THEY DISTRIBUTE TO THEIR RESPECTIVE SHAREHOLDERS.

  The Funds may, from time to time, invest in Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations which derive a majority of their income from passive sources. For tax purposes, the Funds' investments in PFICs are subject to special tax provisions that may result in the taxation of certain gains realized by the Funds. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Funds will be required to be "marked-to-market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  Gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If currency fluctuation losses exceed other investment company taxable income during a taxable year, distributions made by a Fund during the year would be characterized as a return of capital to shareholders, reducing the shareholder's basis in his or her Fund shares.

  The Funds may incur foreign income taxes in connection with some of their foreign investments. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  TAXATION OF SHAREHOLDERS

  All dividends out of net investment income, together with distributions of net short-term capital gains, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net long-term capital gains distributed to shareholders will be taxable as such to the shareholder, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income. The maximum long-term capital gains rate for individual shareholders for securities held between 12 and 18 months currently is 28% and for securities held more than 18 months is 20%. The maximum tax rate for individual shareholders for ordinary income is 39.6%.

  Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss, however, on shares that are held for six months or less, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder.

  A shareholder who acquires shares of a Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of such Fund.

  Distributions by the Funds to a shareholder that is a qualified retirement plan would generally not be taxable to participants of the plan. Distributions from a qualified retirement plan (or non-qualified arrangement) to a participant or beneficiary are subject to special rules. These rules vary greatly with individual situations, therefore potential investors are urged to consult with their own tax advisers.

  The Funds have obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of a Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  WITHHOLDING TAXES

  Under U.S. Treasury Regulations, the Funds are required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain income and redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law.

  Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  DIVIDENDS AND DISTRIBUTIONS

  THE ACTIVE BALANCED FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, ANNUALLY, AND THE GROWTH FUND AND GROWTH & INCOME FUND EXPECT TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, SEMI-ANNUALLY, AND EACH FUND EXPECTS TO MAKE DISTRIBUTIONS OF ANY CAPITAL GAINS IN EXCESS OF NET LONG-TERM CAPITAL LOSSES AT LEAST ANNUALLY. Dividends paid by the Funds with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class other than Class Z will bear its own distribution and/or service fee charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distribution of net capital gains, if any, will be paid in the same amount per share for each class of shares. See "How Each Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE RELEVANT FUND, BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attn: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Funds will notify their respective shareholders after the close of the Funds' taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.

  IF YOU BUY SHARES ON OR IMMEDIATELY PRIOR TO THE RECORD DATE (THE DATE THAT DETERMINES WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF A FUND.


                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

  THE COMPANY WAS INCORPORATED IN MARYLAND ON AUGUST 10, 1995. THE COMPANY IS AUTHORIZED TO ISSUE 3 BILLION SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, DIVIDED INTO THREE SERIES OR PORTFOLIOS, PRUDENTIAL JENNISON ACTIVE BALANCED FUND, PRUDENTIAL JENNISON GROWTH FUND AND PRUDENTIAL JENNISON GROWTH & INCOME FUND. EACH SERIES IS FURTHER DIVIDED INTO FOUR CLASSES OF SHARES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z. THERE ARE 250 MILLION AUTHORIZED SHARES ALLOCATED TO EACH OF THE FOUR CLASSES OF SHARES IN EACH SERIES OF THE COMPANY. Each class of Common stock of each Fund represents an interest in the same assets of such Fund and is identical in all respects Except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Company's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

  The Company's expenses generally are allocated among the Funds on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a Fund are charged to such Fund.

  The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of each Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Funds under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares (with the exception of Class Z shares, which are not subject to any distribution or service fees). Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of a Fund is entitled to its portion of all of such Fund's assets after all debts and expenses of such Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Company's shares do not have cumulative voting rights for the election of Directors.

  THE COMPANY DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE COMPANY WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OR MORE OF THE COMPANY'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Company with the SEC under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUNDS

  YOU MAY PURCHASE SHARES OF THE FUNDS THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM EACH FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. The offering price is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. Payment may be made by cash, wire, check or through your brokerage account. See "Alternative Purchase Plan" below. See also "How Each Fund Values its Shares."

  The minimum initial investment for each Fund is $1,000 for Class A and Class B shares and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. There is no minimum initial investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares, for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

  Each Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Funds. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

  Transactions in shares of the Funds may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of a Fund by wire, you must first telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Jennison Series Fund, Inc., Prudential Jennison Active Balanced Fund, Prudential Jennison Growth Fund or Prudential Jennison Growth & Income Fund, as the case may be, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

  If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Funds as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Jennison Series Fund, Inc., Prudential Jennison Active Balanced Fund, Prudential Jennison Growth Fund or Prudential Jennison Growth & Income Fund, as the case may be, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  EACH FUND OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                          ANNUAL 12B-1 FEES
                                       (AS A % OF AVERAGE DAILY
                 SALES CHARGE                NET ASSETS)              OTHER INFORMATION
                 ------------          ------------------------       -----------------
CLASS A  Maximum initial sales charge     .30 of 1%             Initial sales charge waived
         of 5% of the public offering     (currently being      or reduced for certain
         price                            charged at a rate     purchases
                                          of .25 of 1%)
CLASS B  Maximum contingent deferred      1%                    Shares convert to Class A
         sales charge or CDSC of 5%                             shares approximately seven
         of the lesser of the amount                            years after purchase
         invested or the redemption
         proceeds; declines to zero
         after six years
CLASS C  Maximum CDSC of 1% of the        1%                    Shares do not convert to
         lesser of the amount                                   another class
         invested or the redemption
         proceeds on redemptions made
         within one year of purchase.
CLASS Z                                   None                  Sold to a limited group of
         None                                                   investors

  Each class of shares of a Fund represents an interest in the same portfolio of investments of such Fund and has the same rights, except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fee), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

  Financial advisers and other sales agents who sell shares of the Funds will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Funds.

  If you intend to hold your investment in a Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class A or Class B shares over Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES, UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                          SALES CHARGE AS SALES CHARGE AS DEALER CONCESSION
                           PERCENTAGE OF   PERCENTAGE OF  AS PERCENTAGE OF
                          OFFERING PRICE  AMOUNT INVESTED  OFFERING PRICE
                          --------------- --------------- -----------------
    Less than $25,000          5.00%           5.26%            4.75%
    $25,000 to $49,999         4.50            4.71             4.25
    $50,000 to $99,999         4.00            4.17             3.75
    $100,000 to $249,999       3.25            3.36             3.00
    $250,000 to $499,999       2.50            2.56             2.40
    $500,000 to $999,999       2.00            2.04             1.90
    $1,000,000 and above       None            None             None

  The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of a Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  BENEFIT PLANS. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

  PRUDENTIAL RETIREMENT PROGRAMS. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential serves as the plan administrator or recordkeeper, provided that (i) the plan has at least $1 million in existing assets or 250 eligible employees and (ii) the applicable Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code and plans that participate in the Transfer Agent's PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath
Plan). All plans of a company for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray or SmartPath Program (Participating Funds). "Existing assets" also include monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shares are an investment option of the plan.

  PRUARRAY ASSOCIATION BENEFIT PLANS. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified plan(s) or non-qualified plans so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Transfer Agent.

  PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (ii) spouses of employees who open an IRA account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.

  SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a Benefit Plan or PruArray or SmartPath Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

  OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Funds), (b) employees of Prudential Securities and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential

Mutual Funds provided that purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer, (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase and (g) investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Investments serves as the recordkeeper or administrator.

  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares purchased upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges-- Class A Shares" in the Statement of Additional Information.

CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent, Prudential Securities or Prusec. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges." The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Funds to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Funds are Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay, from its own resources, dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

CLASS Z SHARES

  Class Z shares are currently available for purchase by the following categories of investors: (i) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the relevant Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets;
(ii) participants in any fee-based program sponsored by Prudential Securities, The Prudential Savings Bank, F.S.B. or any affiliate which includes mutual funds as investment options and for which the relevant Fund is an available option; (iii) certain participants in the Medley Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available option; (iv) Benefit Plans for which Prudential Retirement Services serves as recordkeeper and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds; (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Funds); and (vi) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM SHARES OF A FUND AT ANY TIME FOR CASH AT THE NAV PER SHARE NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. See "How Each Fund Values its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF A FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES THROUGH PRUDENTIAL SECURITIES. PLEASE CONTACT YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES SIGNED IN THE NAMES(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the respective Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Prudential Preferred Financial Services offices. In the case of redemptions from a PruArray or SmartPath Plan, if the proceeds of the redemption are invested in another investment option of the plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times
(a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL A FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.

  REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of such Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as a regular redemption. See "How Each Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Company has, however, elected to be governed by Rule 18f-1 under the Investment Company Act, under which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during the 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Funds, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Funds will give any such shareholder 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of such Fund at the NAV next determined after the order is received, which must be within 90 days after the date of redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. If less than a full repurchase is made, the credit will be on a pro rata basis. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect the federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares purchased through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Funds are Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges-- Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of your shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                       CONTINGENT DEFERRED SALES
                                                         CHARGE AS A PERCENTAGE
        YEAR SINCE PURCHASE                              OF DOLLARS INVESTED OR
        PAYMENT MADE                                      REDEMPTION PROCEEDS
        -------------------                            -------------------------
        First.........................................           5.0%
        Second........................................           4.0%
        Third.........................................           3.0%
        Fourth........................................           2.0%
        Fifth.........................................           1.0%
        Sixth.........................................           1.0%
        Seventh.......................................           None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results generally in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of a Fund's shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase, you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), or a trust, at the time of death or initial determination or disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service, i.e., following voluntary or involuntary termination of employment or following retirement. Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan unless such redemptions otherwise qualify as a waiver as described above. In the case of Direct Account and Prudential Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

  Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. In an annual basis, up to 12% of the total dollar amount, subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

  In addition, the CDSC will be waived on redemptions of shares held by a Director of the Company.

  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

 WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

  PruArray or SmartPath Plan. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in the Transfer Agent's PruArray and SmartPath Programs.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

  Since each Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares then in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 or 47.62% multiplied by 200 shares or 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How Each Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature is subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Funds will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF A FUND YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER FUND OF THE COMPANY OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be that imposed by the fund in which shares are initially purchased and will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call either Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUNDS NOR THEIR AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The exchange privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares, will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which either Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they join the program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Prudential Securities' 401(k) Plan for which a Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at net asset value.

  The exchange privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.

  FREQUENT TRADING. The Funds and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, the Funds reserve the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

  To implement this authority to protect each Fund and its shareholders from excessive trading, a Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES

  In addition to the exchange privilege, as a shareholder in a Fund, you can take advantage of the following additional services and privileges:

  . AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions of a Fund are automatically reinvested in full and fractional shares of such Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  . AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of a Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec registered representative or the Transfer Agent directly.

  . TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

  . SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders, which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges." See also "Shareholder Investment Account--Systematic Withdrawal Plan" in the Statement of Additional Information.

  . REPORTS TO SHAREHOLDERS. The Funds will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Funds will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 (toll-free) or by writing to a Fund at Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data are available upon request from the Funds.

  . SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Company at Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A. at (908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

          APPENDIX A--INFORMATION ABOUT JENNISON ASSOCIATES LLC

  Jennison has been engaged in the equity investment management business since 1969. As of December 31, 1997, Jennison managed $37.8 billion in assets for 182 clients, including approximately $6.6 billion (17%) in mutual funds. Of the $37.8 billion in assets, $20.9 billion in assets were in equity portfolios for 96 clients, with an average account size of $174.1 million. Approximately 30% of Jennison's equity clients are "Fortune 500" companies (as defined by Fortune Magazine in the issue dated April 28, 1997). As of December 31, 1997, Jennison also managed $394 billion in growth and income portfolios, $1.8 billion in balanced portfolios, $4.0 billion in international equity portfolios, and $10.7 billion in fixed- income portfolios.

  Jennison has an experienced team of investment professionals. The following chart shows the total number of equity professionals employed by Jennison, as of December 31, 1997, including the total number of portfolio managers and the total number of equity research analysts.

                                                        AVERAGE YEARS
                                          AVERAGE YEARS OF EXPERIENCE
      NUMBER                              OF EXPERIENCE WITH JENNISON
      ------                              ------------- -------------
       15    Total Equity Professionals         20            15
        5    Equity Portfolio Managers          26            21
        7    Equity Research Analysts           13             7

JENNISON'S ACTIVE BALANCED STRATEGY:

  Jennison's balanced account strategy uses an active approach to asset allocation which involves strategically shifting among stocks, bonds and cash in order to attempt to approach long-term equity returns with significantly less risk than an all equity portfolio. Jennison believes that each asset class--stocks, bonds and cash--must earn its respective role in the portfolio on a 12-18 month time frame. Jennison's general asset allocation ranges are broad enough to enable the portfolio managers to respond to changes in the capital markets while assuring adequate diversification. In determining the exposure to stocks, bonds and cash, Jennison focuses on relative valuation, integrating a wide range of macroeconomic, fundamental, quantitative and technical factors.

  For the equity portion of Jennison's balanced portfolios, Jennison seeks to select attractively valued stocks with superior relative earnings momentum. Jennison believes that this approach will generate investment results superior to the stock market over long time periods. While current earnings momentum is important, a portion of the portfolio will also be invested in stocks which may be out of favor, but in the opinion of the portfolio manager, are likely to experience a positive earnings cycle within an intermediate time frame. This style has traditionally allowed the equity portion of the portfolios to exhibit superior, absolute and relative earnings growth at a reasonable valuation level.

  As for fixed-income, Jennison maintains commitments to high quality bonds, typically U.S. Treasuries, when returns appear to be competitive with stocks. In addition to adjusting the duration of the bond position in response to the changing outlook for fixed-income returns, Jennison actively increases or decreases the percentage of the portfolio invested in bonds in an attempt to maximize return. Of course, there can be no assurance that the asset allocations will achieve the objective of the Active Balanced Fund.

JENNISON'S GROWTH STRATEGY:

  Growth stocks are stocks of companies that have long-term growth rates in sales and earnings that are higher than those of the overall economy. Growth stocks are generally more expensive than the average stock (sell at a higher price/earnings ratio) because investors are often willing to pay a premium in order to participate in the superior growth they expect from these companies. Consequently, these stocks also entail somewhat higher risk if expectations are not met.

  Growth stock investing is subject to market risk. The returns from the S&P 500 Index for the past fifteen years have been particularly favorable from a historical standpoint and there can be no assurance that this growth in the overall stock market will continue. Securities in which the Growth Fund may primarily invest have historically been more volatile than the S&P 500 Index. Accordingly, during periods when stock prices are declining generally, it can be expected that the value of the Growth Fund will decline more than market indices.

  Jennison seeks to select attractive growth companies. The Jennison portfolio managers' challenge is to select about 60 stocks that are believed to have the potential to be the best performers among the larger universe of growth stocks. Consequently, a growth stock portfolio managed by Jennison normally consists of companies that the firm believes will experience superior earnings growth over the next 12 to 18 months, on both an absolute and relative basis, and which appear reasonably valued relative to growth expectations. Of course, there can be no assurance that these stocks will achieve their growth potential.

JENNISON'S GROWTH AND INCOME STRATEGY:

  Jennison uses a bottom-up approach to research and select attractively priced growth and income stocks. The Growth & Income Fund's stock holdings are selected primarily on the basis of fundamental analysis. In considering a stock for ownership, a company's underlying intermediate-term potential growth in sales and earnings is a critical determining factor. Jennison's growth and income investment team, in conjunction with Jennison's equity research analysts, focuses on companies that combine superior current or perceived future earnings dynamics with attractive valuation characteristics. The common investment discipline that is required for all holdings is an attractive risk versus reward relationship. Jennison believes that dividend growth will develop as a result of improving fundamental characteristics. Of course, there can be no assurance that the holdings in the portfolio will achieve the investment objective of the Growth & Income Fund.

 APPENDIX B--HISTORICAL PERFORMANCE INFORMATION OF JENNISON ASSOCIATES LLC

                              GROWTH EQUITY CHARTS

  The chart below demonstrates the total return of $10,000 invested separately from July 1969 through December 31, 1997 in the Jennison Growth Equity Composite and the S&P 500 Index. Total return reflects actual performance over a stated period. Total return shows how much an investment has increased (decreased) over a specified period of time assuming the reinvestment of dividends and interest, as appropriate.

      TOTAL RETURN OF $10,000 INVESTED FROM JULY 1969*-DECEMBER 1997


                             [CHART APPEARS HERE]

              GEMN        S-P
7/31/69         10000      10000
8/29/69      10277.63   10400.74
9/30/69      10405.64   10224.33
10/31/69      10965.2   10663.51
11/28/69     11001.13   10300.09
12/31/69     11004.66   10199.07
1/30/70      10582.16    9420.16
2/27/70      10840.85    9916.54
3/31/70      10696.85   10017.36
4/30/70       9458.13    9110.95
5/29/70       8751.79    8562.21
6/30/70       8620.27    8215.74
7/31/70       9037.51    8817.9
8/31/70       9416.71    9209.94
9/30/70       10293.4    9601.97
10/30/70     10092.85    9491.37
11/30/70     10483.21     9942.9
12/31/70     10920.67   10597.41
1/29/71      11383.35   11026.37
2/26/71      11785.45   11126.41
3/31/71      12841.51   11622.07
4/30/71      13341.85   12043.81
5/28/71      13075.55   11543.28
6/30/71      13039.65   11638.29
7/30/71      12129.08   11157.34
8/31/71      12593.07   11560.08
9/30/71      12476.06   11569.41
10/29/71     11792.95   11085.88
11/30/71     11946.87   11057.65
12/31/71     13111.08   12101.18
1/31/72      13649.86   12320.47
2/29/72      14374.32   12632.21
3/31/72       14528.9   12795.79
4/28/72      14759.44    12851.9
5/31/72      15176.37   13171.78
6/30/72       14435.8   12881.74
7/31/72      14306.24    12911.8
8/31/72       14828.4   13356.66
9/29/72      14731.58   13385.51
10/31/72     14654.36   13510.22
11/30/72     15181.66   14126.53
12/29/72     15899.01   14395.33
1/31/73      15389.75      14149
2/28/73      14857.37   13618.55
3/30/73       14633.2   13692.94
4/30/73      13387.49   13166.19
5/31/73      13351.56   12949.57
6/29/73      13474.91   12902.68
7/31/73      14516.01   13426.17
8/31/73      14124.67   12967.13
9/28/73      14430.34   13523.13
10/31/73     14454.82   13539.35
11/30/73      12649.4    12031.5
12/31/73     12628.24   12282.26
1/31/74      12085.24   12192.87
2/28/74      12247.61   12184.03
3/29/74      11677.56   11935.84
4/30/74      11391.77   11506.57
5/31/74      11108.81   11158.74
6/28/74      10492.07   11033.45
7/31/74       9453.49   10213.64
8/30/74       8830.14    9331.48
9/30/74        7744.9    8258.01
10/31/74      9060.33    9646.04
11/29/74      8815.14    9174.83
12/31/74      8595.11    9031.91
1/31/75       9324.17   10180.65
2/28/75      10126.73      10830
3/31/75      10430.57   11104.77
4/30/75      10993.82   11670.93
5/30/75      11532.82   12227.07
6/30/75      11957.03    12810.6
7/31/75      11179.67   11984.28
8/29/75      10723.88   11773.62
9/30/75      10278.77   11407.73
10/31/75     10868.91    12153.1
11/28/75      11236.7   12495.68
12/31/75     11037.68   12394.34
1/30/76      12269.69   13901.88
2/27/76      12053.48    13786.1
3/31/76      12490.52   14252.05
4/30/76      12187.57   14138.34
5/28/76      12055.61   13978.37
6/30/76      12650.33   14593.71
7/30/76      12537.22   14522.33
8/31/76      12393.14   14495.65
9/30/76      12673.76   14871.74
10/29/76     12281.41   14593.35
11/30/76     12269.14   14533.78
12/31/76     12704.01   15350.86
1/31/77      11838.66   14625.18
2/28/77      11561.22   14309.82
3/31/77      11543.91   14207.69
4/29/77      11547.98   14266.88
5/31/77      11462.35   13987.16
6/30/77       12306.2   14678.38
7/29/77      12138.26   14497.23
8/31/77      12158.37   14249.38
9/30/77      12076.81   14271.47
10/31/77     11695.31   13708.18
11/30/77     12289.27   14130.13
12/30/77      12337.5    14233.7
1/31/78      11561.44   13417.56
2/28/78      11421.71   13132.83
3/31/78      11812.17   13533.18
4/28/78      12933.01   14756.62
5/31/78       13322.3   14884.81
6/30/78      13486.72   14687.97
7/31/78      14432.09   15547.89
8/31/78      15017.53   16016.98
9/29/78      14698.94   15966.97
10/31/78     13144.54   14570.77
11/30/78     13850.17    14883.7
12/29/78     14278.68   15179.37
1/31/79      14826.95   15857.21
2/28/79      14323.74   15335.96
3/30/79      15260.92   16255.65
4/30/79      15417.02    16357.9
5/31/79      15063.55   15999.01
6/29/79      15663.31   16690.65
7/31/79      15874.76   16912.15
8/31/79      17342.68   17886.53
9/28/79       17666.9   17960.54
10/31/79     16843.98   16816.98
11/30/79     18362.01   17608.29
12/31/79     18889.21   17994.92
1/31/80      20461.31   19126.67
2/29/80      20456.67   19115.78
3/31/80      18429.98   17247.88
4/30/80      19092.48   18052.94
5/30/80      20092.32   18974.13
6/30/80      20768.26   19579.47
7/31/80      23184.78   20935.95
8/29/80      24222.88   21139.76
9/30/80      25824.58   21774.54
10/31/80     26482.68   22208.82
11/28/80     30515.99   24568.69
12/31/80     29603.47    23843.2
1/30/81       27581.8   22835.45
2/27/81      28343.71   23225.21
3/31/81      30094.61   24161.21
4/30/81      31005.28   23686.25
5/29/81      32738.35   23740.29
6/30/81      30535.77   23605.23
7/31/81      29701.36   23647.96
8/31/81      27910.38   22281.02
9/30/81      26856.11   21185.88
10/30/81     28951.82   22323.47
11/30/81     29097.06   23245.74
12/31/81     28477.44   22658.11
1/29/82      28394.78   22359.49
2/26/82      26718.01   21101.26
3/31/82      26291.07   21009.36
4/30/82      27628.59   21951.77
5/28/82      26194.37   21207.49
6/30/82      25663.83   20888.83
7/30/82      25333.88   20509.69
8/31/82       28400.8   23023.78
9/30/82         28706   23301.55
10/29/82     32795.87   25976.39
11/30/82     36455.38   27037.06
12/31/82     35971.85   27555.38
1/31/83       37212.2   28584.12
2/28/83      38615.06    29227.7
3/31/83      39993.84   30316.29
4/29/83      42174.97   32699.31
5/31/83      42918.46   32416.01
6/30/83      45132.86   33670.41
7/29/83      42656.59   32668.34
8/31/83      42003.61   33170.63
9/30/83      42855.67   33623.95
10/31/83     40787.88   33234.35
11/30/83     42534.93   33940.17
12/30/83     42159.82   33757.59
1/31/84      39977.12   33579.34
2/29/84      37825.13   32398.62
3/30/84      38529.81   32948.96
4/30/84      38356.46   33269.75
5/31/84      36024.29   31430.16
6/29/84      38054.79   32104.74
7/31/84      37205.25   31721.34
8/31/84      41507.77   35226.32
9/28/84      40832.43    35221.6
10/31/84     41175.14   35364.71
11/30/84     39761.94   34954.52
12/31/84     40968.88   35884.56
1/31/85      45522.14   38692.74
2/28/85       45677.3   39164.51
3/29/85      44618.66   39187.53
4/30/85       44313.1   39147.85
5/31/85      47656.35   41429.33
6/28/85       48560.3   42078.92
7/31/85      48321.51   42042.84
8/30/85      47910.32   41671.19
9/30/85      46061.31   40357.81
10/31/85     49334.58   42242.76
11/29/85     53687.07   45127.15
12/31/85     56130.12   47310.87
1/31/86      57996.73   47562.55
2/28/86       62925.1    51111.3
3/31/86      66066.28   53994.06
4/30/86      65284.97   53409.46
5/30/86      69299.47   56242.03
6/30/86      70364.22   57184.75
7/31/86      66136.93    54007.9
8/29/86      69404.87   58003.34
9/30/86      61880.19   53192.73
10/31/86     66118.29   56290.62
11/28/86     67630.86   57647.69
12/31/86     66586.39   56161.26
1/30/87      77549.31   63715.97
2/27/87      84437.05   66221.37
3/31/87      84927.69   68156.64
4/30/87      84331.46   67535.43
5/29/87      86286.96   68111.88
6/30/87      89626.87    71578.3
7/31/87      92921.68   75203.84
8/31/87      98572.56   77993.08
9/30/87      96791.14   76306.73
10/30/87      74358.5   59848.91
11/30/87     68079.55   54891.39
12/31/87     75309.84   59099.61
1/29/88         75229   61665.71
2/29/88       80130.8    64438.7
3/31/88      77265.75   62466.88
4/29/88      77459.84    63239.3
5/31/88      77099.73   63661.04
6/30/88      82868.61   66632.65
7/29/88      80591.94   66467.11
8/31/88      76405.13   64118.02
9/30/88      79586.14   66859.09
10/31/88     79325.32   68810.63
11/30/88     77789.05   67727.01
12/30/88      80238.1   68905.67
1/31/89      86192.81   74029.52
2/28/89       84865.2   72073.33
3/31/89      87108.14   73790.91
4/28/89      92956.38    77742.9
5/31/89         99240   80723.36
6/30/89      97781.66    80304.4
7/31/89      106358.6   87638.34
8/31/89     108066.49   89263.18
9/29/89      109330.9   88909.07
10/31/89     107410.6   86920.81
11/30/89    110083.32   88605.69
12/29/89    109926.78   90739.94
1/31/90     100916.55   84737.23
2/28/90     103079.82   85675.74
3/30/90     106991.89   88005.64
4/30/90     104654.31   85900.74
5/31/90     118661.79   94095.13
6/29/90     120047.74   93536.35
7/31/90     115459.63    93208.2
8/31/90     103443.08   84793.54
9/28/90      96784.58   80666.97
10/31/90      95752.4   80324.46
11/30/90    104571.13   85539.22
12/31/90    108216.94   87901.54
1/31/91     117562.34   91725.41
2/28/91     127390.27   98289.21
3/28/91     132288.64  100671.11
4/30/91     130363.31  100889.99
5/31/91     136064.92  105267.59
6/28/91      126645.3  100438.74
7/31/91     135408.42  105115.82
8/30/91     140400.16  107597.81
9/30/91     139263.41  105805.17
10/31/91    144240.43  107223.93
11/29/91    139865.04  102900.35
12/31/91    161352.43  114673.43
1/31/92     158595.28  112537.43
2/28/92     162051.37  113991.45
3/31/92     155326.42  111776.54
4/30/92     152572.39  115058.08
5/29/92     155248.34     115622
6/30/92     148699.41  113901.35
7/31/92     155119.09  118559.92
8/31/92     151890.13  116132.55
9/30/92     155836.88  117493.08
10/30/92    161989.51  117900.61
11/30/92    171533.35  121907.49
12/31/92    174201.92  123406.71
1/29/93     175368.52  124437.97
2/26/93     168141.38  126154.52
3/31/93     173639.08  128796.97
4/30/93     166432.35  125682.36
5/28/93     175797.76  129028.93
6/30/93     174832.24  129422.78
7/30/93     173146.31  128903.26
8/31/93     181003.26  133783.59
9/30/93     184102.14  132765.45
10/29/93    187557.91     135510
11/30/93    182244.36     134216
12/31/93    190295.02  135838.33
1/31/94     196996.28  140471.15
2/28/94     194854.71  136655.82
3/31/94     181885.46  130699.68
4/29/94     181953.91  132376.56
5/31/94     183772.33  134534.38
6/30/94     172696.76  131249.78
7/29/94     179683.13  135560.81
8/31/94     191999.54  141106.29
9/30/94      188421.8  137643.94
10/31/94    194758.14  140739.73
11/30/94     190633.5  135610.14
12/30/94    189197.74  137623.23
1/31/95     187905.26  141191.96
2/28/95     196286.18  146691.95
3/31/95     205076.59  151024.45
4/28/95     211381.78  155450.53
5/31/95     218357.41  161671.62
6/30/95     235852.96  165439.17
7/31/95     249290.24  170929.88
8/31/95     248105.14  171358.06
9/29/95     255428.58  178587.32
10/31/95    256037.98  177949.92
11/30/95     261129.2  185760.54
12/29/95    253842.67  189338.54
1/31/96     256097.52  195782.87
2/29/96     266107.69  197598.18
3/29/96     265045.57  199500.47
4/30/96      277576.3  202441.78
5/31/96     284884.44  207661.74
6/28/96      279159.1  208454.36
7/31/96     257796.32  199246.45
8/30/96     270001.48  203449.31
9/30/96        289712  214900.36
10/31/96    292089.41  220827.64
11/29/96    315709.53  237519.26
12/31/96    307096.63   232813.3
1/31/97     328413.93  247358.57
2/28/97     317950.38  249297.23
3/31/97     301069.86  239054.32
4/30/97     320301.18   253321.6
5/30/97     347483.39  268728.96
6/30/97     358974.28  280768.26
7/31/97     402829.15   303106.3
8/29/97      387930.1  286127.91
9/30/97     413554.07  301798.24
10/31/97     394092.7  291719.27
11/28/97     400384.6  305223.86
12/31/97    403418.84  310465.65

-------
*Inception Date: 7/31/69 = $10,000.

Source: Jennison Associates LLC

  All Jennison composite information, index information, and asset class performance information rely on data provided by Jennison or from statistical services, reports, or other sources believed by Jennison to be reliable, including data from Standard & Poor's and The Wall Street Journal. Such information, however, has not been verified and is unaudited. Of course, past performance should not be interpreted as indicative of future performance.
  The Jennison composite historical rates of return are time-weighted rates of total return calculated in accordance with Performance Presentation Standards of the Association for Investment Management and Research (AIMR). They are calculated by dividing the period of time under study into subperiods whose boundaries are the dates of cash and other asset flows into and from the accounts constituting a given composite and by computing the internal rate of return for each subperiod. The time-weighted rate of return is the average of the rates for these subperiods with each rate being given a weight proportionate to the length of time of its subperiod.

  Jennison's results are based on the time-weighted rate of return achieved for "Growth Equity" accounts managed by Jennison. As of December 31, 1997, Jennison managed 107 accounts representing approximately $19.9 billion in assets using a "Growth Equity" strategy. These accounts include the Prudential Jennison Growth Fund and institutional and other mutual fund accounts whose investment objectives and techniques are similar to the Prudential Jennison Growth Fund. The institutional accounts are not registered investment companies and are not subject to the investment limitations, diversification requirements, and other restrictions that are imposed on mutual funds by the Investment Company Act and Subchapter M of the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the Jennison Growth Equity Composite. Performance results are net of Jennison advisory fees and assume the reinvestment of dividends and distributions. The figures do not reflect the deduction of operating expenses of mutual funds, such as distribution (Rule 12b-1) fees, or any applicable sales charges. The net effect of the operating expenses of the funds on annualized performance, including the compounded effect over time, will vary by the size of the fee and the accounts investment performance, and may be substantial. The accounts reflected in the "Growth Equity" performance data have been determined by Jennison based on the manner in which it prepares performance data generally.

                                              (footnotes continued on next page)

  As of December 31, 1997, the "Growth Equity" accounts represented 95% of all equity assets (approximately $20.9 billion) managed by Jennison, and 53% of the aggregate assets (approximately $37.8 billion) managed by Jennison. The only accounts using the "Growth Equity" investment strategy not included in the composite are not fully discretionary (for example, do not permit certain types of investments in the account), and individual taxable accounts which represented approximately 0.1% of Jennison's equity assets under management, as of December 31, 1997. The performance shown above for the "Growth Equity" composite is not the performance of the Growth Fund and should not be considered indicative of the past or future performance of the Growth Fund. The "Growth Equity" composite is not a substitute for the Growth Fund's own past performance.
  The performance of an investment in the S&P 500 Index was measured on a calendar monthly basis. The S&P 500 Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the NYSE. These 500 stocks are composed of 400 industrial, 40 utility, 40 financial, and 20 transportation companies. The weight of each stock in the index is proportional to its price times the number of shares outstanding. The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends. Investors cannot invest directly in an index. Common stocks represent the ownership of a corporation, which can fluctuate in value.
                         ANNUALIZED TOTAL RETURN DATA

  The chart below demonstrates annualized total returns as of the fiscal year ended December 31, 1997 of the Jennison Growth Equity Composite and the S&P 500 Index. Annualized total return is a hypothetical rate of return that if achieved annually would have produced the same aggregate total return if performance had been consistent over the period.

            ANNUALIZED TOTAL RETURNS AS OF DECEMBER 31, 1997*

                                                    JENNISON GROWTH
                                                        EQUITY         S&P 500
                         PERIOD                    COMPOSITE (/1/)** INDEX (/2/)
                         ------                    ----------------- -----------
      Since July 31, 1969 (inception)-1997........       13.88%         12.84%
      25 Years (1972-1997)........................       13.80          13.06
      20 Years (1977-1997)........................       19.03          16.65
      15 Years (1982-1997)........................       17.47          17.51
      10 Years (1987-1997)........................       18.26          18.03
       7 Years (1990-1997)........................       20.66          19.74
       5 Years (1992-1997)........................       18.28          20.25
       3 Years (1994-1997)........................       28.68          31.12
       1 Year (1996-1997).........................       31.37          33.35

Sources: Jennison Associates LLC for Jennison Growth Equity Composite and S&P
     500 Index.

(/1/) Jennison's results are based on the time-weighted rate of return achieved for "Growth Equity" accounts managed by Jennison. As of December 31, 1997, Jennison managed 107 accounts representing approximately $19.9 billion in assets using a "Growth Equity" strategy. These accounts include Prudential Jennison Growth Fund and institutional and other mutual fund accounts whose investment objectives and techniques are similar to the Prudential Jennison Growth Fund. The institutional accounts are not registered investment companies and are not subject to the investment limitations, diversification requirements, and other restrictions that are imposed on mutual funds by the Investment Company Act and Subchapter M of the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the Jennison Growth Equity Composite. Performance results are net of Jennison advisory fees only and assume the reinvestment of dividends and distributions. The Composite performance figures do not reflect the deduction of operating expenses of mutual funds, such as distribution (Rule 12b-1) fees, or any applicable sales charges. The net effect of the operating expenses of the funds on annualized performance, including the compounded effect over time, will vary by the size of the fee and the accounts investment performance, and may be substantial. As of December 31, 1997, the "Growth Equity" accounts represented 95% of equity assets (approximately $20.9 billion) managed by Jennison and 53% of the aggregate assets (approximately $37.8 billion) managed by Jennison. The only accounts using the "Growth Equity" investment strategy not included in the composite are not fully discretionary (for example, do not permit certain types of investments in the account), and individual taxable accounts which represented approximately 0.1% of Jennison's equity assets under management, as of December 31, 1997. The accounts reflected in the "Growth Equity" performance data have been determined by Jennison based on the manner in which it prepares performance data generally. Of course, past performance should not be interpreted as indicative of future results. The performance shown above for the "Growth Equity" composite is not the performance of the Growth Fund and should not be considered indicative of the past or future performance of the Growth Fund. The "Growth Equity" composite is not a substitute for the Growth Fund's own past performance.

(/2/) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the NYSE. These 500 stocks are composed of 400 industrial, 40 utility, 40 financial, and 20 transportation companies. The weight of each stock in the index is proportional to its price times the number of shares outstanding. The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends. Investors cannot invest directly in an index. Common stocks represent the ownership of a corporation, which can fluctuate in value.

 * These results are unaudited. Past performance should not be interpreted as indicative of future performance.

** Preliminary data.

  Class A, B and C shares of the Growth Fund commenced investment operations on November 2, 1995; Class Z shares of the Growth Fund commenced investment operations on April 15, 1996. Aggregate total returns (after fees and expenses) for the one year and from inception periods ended September 30, 1997 were 40.29%, 39.39%, 39.39% and 40.71%, and 53.9%, 51.8%, 51.8% and 49.71% for
Class A, B, C and Z shares, respectively, and average annual total returns for the one year and since inception periods ended September 30, 1997 were 33.28%, 34.39%, 38.39% and 40.71% and 21.99%, 22.68%, 24.41% and 31.85% for Class A,
B, C and Z shares, respectively.

  On September 20, 1996, the assets and liabilities of Growth Stock Fund (a series of Prudential Index Series Fund, formerly Prudential Dryden Fund, and formerly The Prudential Institutional Fund) were transferred to the Growth Fund in exchange solely for Class Z shares of the Growth Fund (the Reorganization). The investment objectives and policies of the Growth Stock Fund were substantially similar to those of Growth Fund and both funds had the same investment adviser. Accordingly, if you purchased shares of Growth Stock Fund at its inception on November 5, 1992, owned such shares through September 20, 1996 (thereby participating in the Reorganization), and continued to own Class Z shares received in the Reorganization through September 30, 1997, your average annual total returns (after fees and expenses) for the one, three and since inception (November 5, 1992) periods ended September 30, 1997 would have been 40.71%, 28.90% and 21.37%, respectively. In addition, the aggregate total returns for such periods would have been 40.71%, 114.22% and 158.39%, respectively.

                           ANNUAL TOTAL RETURN DATA

  The chart below demonstrates annual total returns as of December 31, 1997 of the Jennison Growth Equity Composite and the S&P 500 Index for the listed calendar year. Total return reflects actual performance over a stated period. Annual total return shows how much an investment has increased (or decreased) over a one year period assuming the reinvestment of dividends and interest, as appropriate.

              ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1997*

                                                          JENNISON
                                                       GROWTH EQUITY   S&P 500
                         YEAR                          COMPOSITE(/1/) INDEX(/2/)
                         ----                          -------------- ----------
1969 (7/31/69 through 12/31/69).......................      10.05%        1.99%
1970..................................................       (.76)        3.91
1971..................................................      20.06        14.19
1972..................................................      21.26        18.96
1973..................................................     (20.57)      (14.68)
1974..................................................     (31.94)      (26.46)
1975..................................................      28.42        37.23
1976..................................................      15.10        23.85
1977..................................................      (2.88)       (7.28)
1978..................................................      15.73         6.64
1979..................................................      32.29        18.55
1980..................................................      56.72        32.50
1981..................................................      (3.80)       (4.97)
1982..................................................      26.32        21.61
1983..................................................      17.20        22.51
1984..................................................      (2.82)        6.30
1985..................................................      37.01        31.84
1986..................................................      18.63        18.71
1987..................................................      13.10         5.23
1988..................................................       6.54        16.59
1989..................................................      37.00        31.69
1990..................................................      (1.56)       (3.13)
1991..................................................      49.10        30.46
1992..................................................       7.96         7.62
1993..................................................       9.24        10.07
1994..................................................       (.58)        1.31
1995..................................................      34.17        37.58
1996..................................................      20.98        22.96
1997..................................................      31.37**      33.35

-------

Sources: Jennison Associates LLC for Jennison Growth Equity Composite and S&P 500 Index.

                                             (footnotes continued on next page)

(/1/) Jennison's results are based on the time-weighted rate of return achieved for "Growth Equity" accounts managed by Jennison. As of December 31, 1997, Jennison managed 107 accounts representing approximately $19.9 billion in assets using a "Growth Equity" strategy. These accounts include the Growth Fund, and institutional and other mutual fund accounts whose investment objectives and techniques are similar to the Growth Fund. The institutional accounts are not registered investment companies and are not subject to the investment limitations, diversification requirements, and other restrictions that are imposed on mutual funds by the Investment Company Act and Subchapter M of the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the Jennison Growth Equity Composite. Performance results are net of Jennison advisory fees only and assume the reinvestment of dividends and distributions. The Composite performance figures do not reflect the deduction of operating expenses of mutual funds, such as distribution (Rule 12b-1) fees, or any applicable sales charges. The net effect of the operating expenses of the funds on annualized performance, including the compounded effect over time, will vary by the size of the fee and the accounts' investment performance, and may be substantial. As of December 31, 1997, the "Growth Equity" accounts represented 95% of equity assets (approximately $20.9 billion) managed by Jennison and 53% of the aggregate assets (approximately $37.8 billion) managed by Jennison. The only accounts using the "Growth Equity" investment strategy not included in the composite are not fully discretionary (for example, do not permit certain types of investments in the account), and individual taxable accounts which represented approximately 0.1% of Jennison's equity assets under management, as of December 31, 1997. The accounts reflected in the "Growth Equity" performance data have been determined by Jennison based on the manner in which it prepares performance data generally. Of course, past performance should not be interpreted as indicative of future results. The performance shown above for the "Growth Equity" composite is not the performance of the Growth Fund and should not be considered indicative of the past or future performance of the Growth Fund. The "Growth Equity" composite is not a substitute for the Growth Fund's own past performance.

(/2/The)S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the NYSE. These 500 stocks are composed of 400 industrial, 40 utility, 40 financial, and 20 transportation companies. The weight of each stock in the index is proportional to its price times the number of shares outstanding. The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends. Investors cannot invest directly in an index. Common stocks represent the ownership of a corporation, which can fluctuate in value.

 * These results are unaudited. Past performance should not be interpreted as indicative of future performance.

** Preliminary data.

  On September 20, 1996, the assets and liabilities of Growth Stock Fund (a series of Prudential Index Series Fund, formerly Prudential Dryden Fund, and formerly The Prudential Institutional Fund) were transferred to the Growth Fund in exchange solely for Class Z shares of the Growth Fund. The investment objectives and policies of the Growth Stock Fund were substantially similar to those of Growth Fund and both funds had the same investment adviser. Accordingly, if you purchased shares of Growth Stock Fund at its inception on November 5, 1992, owned such shares through September 20, 1996 (thereby participating in the Reorganization), and continued to own such Class Z shares received in the Reorganization through September 30, 1997, your annual total returns (after fees and expenses) would have been:

                             ANNUAL TOTAL RETURNS

       FISCAL YEAR ENDED
       -----------------
       11/5/92-9/30/93.................................................. 21.22 %
       9/30/94.......................................................... (0.50)%
       9/30/95.......................................................... 35.14 %
       9/30/96.......................................................... 12.65 %
       9/30/97.......................................................... 40.71 %

                            GROWTH AND INCOME CHARTS

  The chart below demonstrates the total return of $10,000 invested separately from August 1980 through December 31, 1997 in the Jennison Growth & Income Composite and the S&P 500 Index. Total return reflects actual performance over a stated period. Total return shows how much an investment has increased (decreased) over a specified period of time assuming the reinvestment of dividends and interest, as appropriate.

     TOTAL RETURN OF $10,000 INVESTED FROM AUGUST 1980*-DECEMBER 1997


              FEMN        S-P
8/29/80         10000      10000
9/30/80       10492.8   10300.28
10/31/80     10622.35   10505.71
11/28/80     11768.05   11622.03
12/31/80     11604.65   11278.84
1/30/81      11024.91   10802.13
2/27/81      11423.85   10986.51
3/31/81      12187.37   11429.27
4/30/81      12560.41    11204.6
5/29/81      13149.06   11230.16
6/30/81      12380.12   11166.27
7/31/81      11970.09   11186.48
8/31/81       11321.6   10539.86
9/30/81      10950.78   10021.82
10/30/81     11617.11   10559.95
11/30/81     11751.74   10996.22
12/31/81     11604.63   10718.24
1/29/82      11612.65   10576.98
2/26/82       11215.7    9981.79
3/31/82      11143.21    9938.32
4/30/82       11612.3   10384.12
5/28/82       11116.1   10032.04
6/30/82      10977.79     9881.3
7/30/82      10846.68    9701.95
8/31/82      12068.79   10891.22
9/30/82      12183.69   11022.62
10/29/82     13706.97   12287.93
11/30/82      15172.8   12789.67
12/31/82     15185.99   13034.86
1/31/83      15577.34    13521.5
2/28/83      16211.71   13825.94
3/31/83      16830.44   14340.89
4/29/83      17732.01   15468.16
5/31/83       17898.2   15334.14
6/30/83      18767.43   15927.53
7/29/83       17868.1    15453.5
8/31/83      17664.65   15691.11
9/30/83      18075.33   15905.55
10/31/83      17500.1   15721.25
11/30/83     18185.29   16055.14
12/30/83     18150.42   15968.77
1/31/84      17599.64   15884.45
2/29/84      16613.22   15325.92
3/30/84       16963.1   15586.25
4/30/84      16891.99      15738
5/31/84      15904.25   14867.79
6/29/84      16712.19    15186.9
7/31/84      16300.07   15005.53
8/31/84       18226.4   16663.54
9/28/84      18024.95    16661.3
10/31/84      18292.3      16729
11/30/84     17835.42   16534.96
12/31/84     18494.88   16974.92
1/31/85      20374.38    18303.3
2/28/85      20568.32   18526.47
3/29/85      20200.54   18537.36
4/30/85      20019.42   18518.59
5/31/85      21520.68   19597.83
6/28/85      22036.57   19905.11
7/31/85       21989.4   19888.04
8/30/85      21847.75   19712.24
9/30/85       21213.3   19090.95
10/31/85     22604.17   19982.61
11/29/85     24323.41   21347.05
12/31/85      25505.3   22380.04
1/31/86      26490.25    22499.1
2/28/86      28565.89    24177.8
3/31/86      30029.76   25541.47
4/30/86      29422.28   25264.93
5/30/86      31042.42   26604.86
6/30/86      31078.96    27050.8
7/31/86      29442.74   25548.02
8/29/86      31213.79   27438.03
9/30/86      28315.16   25162.41
10/31/86     30324.84   26627.84
11/28/86     31103.27   27269.79
12/31/86     30498.54   26566.65
1/30/87      34941.84   30140.35
2/27/87      37185.29   31325.51
3/31/87      37491.78   32240.97
4/30/87      37425.89   31947.11
5/29/87       38077.5    32219.8
6/30/87      39346.86   33859.56
7/31/87      40881.32    35574.6
8/31/87      42968.35   36894.02
9/30/87       42826.2   36096.31
10/30/87     34221.99   28311.07
11/30/87     32000.42   25965.95
12/31/87     35059.78   27956.61
1/29/88      35673.78   29170.49
2/29/88      37973.21   30482.23
3/31/88      37135.74   29549.47
4/29/88      36906.62   29914.86
5/31/88      36977.49   30114.36
6/30/88      39637.39   31520.06
7/29/88      39132.88   31441.75
8/31/88      37694.61   30330.54
9/30/88      39181.54   31627.17
10/31/88     39343.96   32550.34
11/30/88     38597.24   32037.74
12/30/88     39177.67   32595.29
1/31/89      41936.45   35019.09
2/28/89      41507.68   34093.73
3/31/89      42718.94   34906.22
4/28/89      45647.53   36775.68
5/31/89       48438.7   38185.56
6/30/89      47954.44   37987.38
7/31/89      51925.08   41456.64
8/31/89      52785.97   42225.26
9/29/89      52915.67   42057.75
10/31/89     51548.56   41117.22
11/30/89     52911.58   41914.24
12/29/89     53001.19   42923.83
1/31/90      49612.63   40084.29
2/28/90      50296.03   40528.25
3/30/90      51342.44   41630.39
4/30/90      50623.13   40634.68
5/31/90      56354.96   44510.98
6/29/90      56727.42   44246.65
7/31/90      56278.92   44091.42
8/31/90      51196.53   40110.93
9/28/90      48613.48   38158.89
10/31/90     48548.77   37996.86
11/30/90     52666.59   40463.67
12/31/90     54961.04   41581.14
1/31/91      58430.76      43390
2/28/91      62547.41   46494.95
3/28/91      65059.57   47621.69
4/30/91      64611.51   47725.23
5/31/91      67111.71   49796.02
6/28/91      62865.32   47511.77
7/31/91      65730.71   49724.23
8/30/91      67009.59   50898.31
9/30/91       66307.1   50050.32
10/31/91      70003.5   50721.45
11/29/91     66984.23   48676.22
12/31/91     75052.68   54245.38
1/31/92      74198.16   53234.96
2/28/92      76672.02   53922.78
3/31/92      73285.62   52875.03
4/30/92      73332.17   54427.34
5/29/92      73596.21   54694.09
6/30/92      71557.29   53880.15
7/31/92      74726.11   56083.85
8/31/92      72266.93   54935.61
9/30/92      73825.99    55579.2
10/30/92     76237.07   55771.97
11/30/92     79957.09   57667.39
12/31/92     81454.73   58376.59
1/29/93      82555.27   58864.42
2/26/93      82131.62   59676.42
3/31/93       85043.5   60926.41
4/30/93      84194.01   59453.07
5/28/93      87155.83   61036.14
6/30/93      87235.82   61222.44
7/30/93      88125.59   60976.69
8/31/93      92298.25   63285.29
9/30/93      92354.52   62803.67
10/29/93     94190.88   64101.96
11/30/93     92742.42   63489.84
12/31/93     95386.84   64257.27
1/31/94       99693.7   66448.79
2/28/94      98282.04   64643.98
3/31/94      93451.18   61826.47
4/29/94      93801.91   62619.71
5/31/94      95321.11   63640.45
6/30/94      92048.78    62086.7
7/29/94       95295.4      64126
8/31/94      98725.84   66749.24
9/30/94      96168.71    65111.4
10/31/94     96206.56   66575.84
11/30/94     93191.58   64149.33
12/30/94     93394.07    65101.6
1/31/95      94559.74   66789.76
2/28/95      100478.7   69391.49
3/31/95      105078.3   71440.95
4/28/95     108487.18   73534.67
5/31/95     110684.28   76477.51
6/30/95      116982.1   78259.72
7/31/95     121941.61   80857.06
8/31/95     123289.81   81059.61
9/29/95     124432.35   84479.35
10/31/95    123137.29   84177.83
11/30/95    128002.58   87872.59
12/29/95     127366.4   89565.13
1/31/96     130026.54   92613.58
2/29/96     133506.27   93472.29
3/29/96     135568.23   94372.15
4/30/96     138923.27   95763.52
5/31/96     141468.07   98232.78
6/28/96     139344.91   98607.73
7/31/96     132739.42   94251.99
8/30/96     140048.98   96240.13
9/30/96      143769.4  101656.96
10/31/96     147285.5  104460.81
11/29/96    158263.18  112356.65
12/31/96    156359.82  110130.53
1/31/97     160362.77  117011.06
2/28/97     162158.56  117928.13
3/31/97     158100.65   113082.8
4/30/97     160280.65  119831.83
5/30/97     170781.95  127120.16
6/30/97     176969.58  132815.26
7/31/97     189389.87  143382.09
8/29/97     187208.75   135350.6
9/30/97      198043.5  142763.33
10/31/97    188839.34  137995.55
11/28/97    191674.62  144383.79
12/31/97     192847.7  146863.38


* Inception Date: 8/31/80 = $10,000

Source: Jennison Associates LLC

  All Jennison composite information, index information, and asset class performance information rely on data provided by Jennison or from statistical services, reports, or other sources believed by Jennison to be reliable, including data from Standard & Poor's and The Wall Street Journal. However, such information has not been verified and is unaudited. Of course, past performance should not be interpreted as indicative of future performance.

                                              (footnotes continued on next page)

  The Jennison composite historical rates of return are time-weighted rates of total return calculated in accordance with Performance Presentation Standards of the Association for Investment Management and Research (AIMR). They are calculated by dividing the period of time under study into subperiods whose boundaries are the dates of cash and other asset flows into and from the accounts constituting a given composite and by computing the internal rate of return for each subperiod. The time-weighted rate of return is the average of the rates for these subperiods with each rate being given a weight proportionate to the length of time of its subperiod.

  Jennison's results are based on the time-weighted rate of return achieved for "Growth and Income" accounts managed by Jennison. As of December 31, 1997, Jennison managed 3 accounts representing approximately $394 million in assets using a "Growth & Income" strategy. These accounts consist of institutional accounts whose investment objectives and techniques are similar to those of the Prudential Jennison Growth & Income Fund. Performance results are net of Jennison advisory fees only and assume the reinvestment of dividends and distributions. As of December 31, 1997, the "Growth and Income" accounts represented 100% of all equity assets managed by Jennison, and 1% of the aggregate assets (approximately $37.8 billion) managed by Jennison. None of the accounts included in the Jennison Growth & Income Composite is a registered investment company, nor do these accounts have the ability to engage in short sales. Additionally, the institutional accounts are not subject to the investment limitations, diversification requirements, and restrictions that are imposed on mutual funds by the Investment Company Act and Subchapter M of the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the Jennison Growth & Income Composite. The accounts reflected in the "Growth and Income" performance data have been determined by Jennison based on the manner in which it prepares performance data generally. Of course, past performance should not be interpreted as indicative of future performance. The performance shown above for the "Growth & Income" composite is not the performance of the Growth & Income Fund and should not be considered indicative of the past or future performance of the Growth & Income Fund. The "Growth & Income" composite is not a substitute for the Growth & Income Fund's own past performance.

  The performance of an investment in the S&P 500 was measured on a calendar monthly basis. The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the NYSE. These 500 stocks are composed of 400 industrial, 40 utility, 40 financial and 20 transportation companies. The weight of each stock in the index is proportional to its price times the number of shares outstanding. The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends. Investors cannot invest directly in an index. Common stocks represent the ownership of a corporation, which can fluctuate in value.

                           ANNUALIZED TOTAL RETURNS

  The chart below demonstrates annualized total returns as of the fiscal year ended December 31, 1997 of the Jennison Growth and Income Composite and the S&P 500 Index. Annualized total return is a hypothetical rate of return that if achieved annually would have produced the same aggregate total return if performance had been consistent over the period.

            ANNUALIZED TOTAL RETURNS AS OF DECEMBER 31, 1997*

                                       JENNISON GROWTH &
                 PERIOD             INCOME COMPOSITE(/1/)** S&P 500 INDEX(/2/)
                 ------             ----------------------- ------------------
     Since August 31, 1980 (incep-
      tion)-1997...................          18.60%               16.76%
     15 Years (1982-1997)..........          18.45                17.51
     10 Years (1987-1997)..........          18.57                18.03
      7 Years (1990-1997)..........          19.62                19.74
      5 Years (1992-1997)..........          18.80                20.25
      3 Years (1994-1997)..........          27.31                31.12
      1 Year(1996-1997)............          23.34                33.35


-------

Source: Jennison Associates LLC

(/1/) Jennison's results are based on the time-weighted rate of return achieved for "Growth and Income" accounts managed by Jennison. As of December 31, 1997, Jennison managed 3 accounts representing approximately $394 million in assets using a "Growth & Income" strategy. These accounts consist of institutional accounts whose investment objectives and techniques are similar to those of Prudential Jennison Growth & Income Fund. Performance results are net of Jennison advisory fees only and assume the reinvestment of dividends and distributions. As of December 31, 1997, the "Growth & Income" accounts represented 100% of all Growth & Income equity assets managed by Jennison and 1% of the aggregate assets (approximately $37.8 billion) managed by Jennison. None of the accounts included in the Jennison Growth & Income Composite is a registered investment company, nor do these accounts have the ability to engage in short sales. Additionally, the institutional accounts are not subject to the investment limitations, diversification requirements, and restrictions that are imposed on mutual funds by the Investment Company Act and Subchapter M of the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the Jennison Growth & Income Composite. The accounts reflected in the "Growth & Income" performance data have been determined by Jennison based on the manner in which it prepares performance data generally. The performance shown above for the "Growth & Income" composite is not the performance of the Growth & Income Fund and should not be considered indicative of the past or future performance of the Growth & Income Fund. The "Growth & Income" composite is not a substitute for the Growth & Income Fund's own past performance.

(/2/) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the NYSE. These 500 stocks are composed of 400 industrial, 40 utility, 40 financial and 20 transportation companies. The weight of each stock in the index is proportional to its price times the number of shares outstanding. The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends. Investors cannot invest directly in an index. Common stocks represent the ownership of a corporation, which can fluctuate in value.

 * These results are unaudited. Past performance should not be interpreted as indicative of future performance.

** Preliminary data.

                           ANNUAL TOTAL RETURN DATA

  The chart below demonstrates annual total returns, net of fees, for the Jennison Growth and Income Composite and the S&P 500 Index for the listed calendar year. Total return reflects actual performance over a stated period. Annual total return shows how much an investment has increased (decreased) over a one year period of time assuming the reinvestment of dividends and interest, as appropriate.

                             ANNUAL TOTAL RETURNS*

                                                     JENNISON
                                                     GROWTH &
                                                      INCOME
                          YEAR                     COMPOSITE/1/ S&P 500 INDEX/2/
                          ----                     ------------ ----------------
      1980 (8/31/80 through 12/31/80).............    16.05%         12.79%
      1981........................................     0.00          (4.97)
      1982........................................    30.86          21.61
      1983........................................    19.52          22.51
      1984........................................     1.90           6.30
      1985........................................    37.90          31.84
      1986........................................    19.58          18.71
      1987........................................    14.96           5.23
      1988........................................    11.75          16.59
      1989........................................    35.28          31.69
      1990........................................     3.70          (3.13)
      1991........................................    36.56          30.46
      1992........................................     8.53           7.62
      1993........................................    17.10          10.07
      1994........................................    (2.09)          1.31
      1995........................................    36.38          37.58
      1996........................................    22.76          22.96
      1997........................................    23.34**        33.35

-------

  Source: Jennison Associates LLC

/1/ Jennison's results are based on the time-weighted rate of return achieved for "Growth & Income" accounts managed by Jennison. As of December 31, 1997, Jennison managed 3 accounts representing approximately $394 million in assets using a "Growth & Income" strategy. These accounts consist of institutional accounts whose investment objectives and techniques are substantially similar to those of Prudential Jennison Growth & Income Fund. Performance results are net of Jennison advisory fees only and assume the reinvestment of dividends and distributions. As of December 31, 1997, the "Growth & Income" accounts represented 100% of all Growth & Income equity assets managed by Jennison, and 1% of the aggregate assets (approximately $37.8 billion) managed by Jennison. None of the accounts included in the Jennison Growth & Income Composite is a registered investment company, nor do these accounts have the ability to engage in short sales. Additionally, the institutional accounts are not subject to the investment limitations, diversification requirements, and restrictions that are imposed on mutual funds by the Investment Company Act and Subchapter M of the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the Jennison Growth & Income Composite. The accounts reflected in the "Growth & Income" performance data have been determined by Jennison based upon the manner in which it prepares performance data generally. The performance shown above for the "Growth & Income" composite is not the performance of the Growth & Income Fund and should not be considered indicative of the past or future performance of the Growth & Income Fund. The "Growth & Income" composite is not a substitute for the Growth & Income Fund's own past performance.

/2/ The S&P 500 Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the NYSE. These 500 stocks are composed of 400 industrial, 40 utility, 20 financial and 40 transportation companies. The weight of each stock in the index is proportional to its price times the number of shares outstanding. The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends. Investors cannot invest directly in an index.

 *These results are unaudited. Past performance should not be interpreted as indicative of future performance.

**Preliminary data.

                       THE PRUDENTIAL MUTUAL FUND FAMILY

  Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone either Fund at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.









   TAXABLE BOND FUNDS

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio

     TAX-EXEMPT BOND
          FUNDS

Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Intermediate Series
Prudential Municipal Series Fund
  Florida Series

  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

      GLOBAL FUNDS

Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
  Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.

Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Global Series
  International Stock Series

The Global Total Return Fund, Inc.
Global Utility Fund, Inc.


     EQUITY FUNDS

Prudential Balanced Fund

Prudential Distressed Securities Fund, Inc.

Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund

  Prudential Bond Market Index Fund
  Prudential Europe Index Fund

  Prudential Pacific Index Fund

  Prudential Small-Cap Index Fund

  Prudential Stock Index Fund

Prudential Jennison Series Fund, Inc.

  Prudential Jennison Active Balanced Fund
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.

Prudential Small-Cap Quantum Fund, Inc.

Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund

  MONEY MARKET FUNDS

 . Taxable Money Market Funds

Cash Accumulation Trust

  Liquid Assets Fund

  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
  Money Market Series
Prudential MoneyMart Assets, Inc.
 . Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
 . Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund
 . Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by any Fund or the Distributor. This Prospectus does not constitute an offer by any Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

                           PAGE
                           ----
FUND HIGHLIGHTS..........    2
 What are Each Fund's
  Risk Factors and
  Special
  Characteristics?.......    2
FUND EXPENSES............    6
FINANCIAL HIGHLIGHTS.....    9
HOW THE FUNDS INVEST.....   18
 Investment Objectives      18
  and Policies...........
 Other Investments and      25
  Policies...............
 Risk Factors and Special
  Considerations of
  Investing in Foreign
  Securities.............   27
 Risk Factors Relating to
  Investing in Debt
  Securities Rated Below
  Investment Grade (Junk
  Bonds).................   28
 Hedging and Return En-     29
  hancement Strategies...
 Investment Restrictions.   32
HOW THE FUNDS ARE MAN-      32
 AGED....................
 Manager.................   32
 Subadvisers.............   33
 Distributor.............   33
 Fee Waivers and Subsidy.   35
 Portfolio Transactions..   35
 Custodian and Transfer
  and Dividend Disbursing
  Agent..................   35
HOW EACH FUND VALUES ITS    35
 SHARES..................
HOW THE FUNDS CALCULATE     36
 PERFORMANCE.............
TAXES, DIVIDENDS AND DIS-   36
 TRIBUTIONS..............
GENERAL INFORMATION......   38
 Description of Common      38
  Stock..................
 Additional Information..   39
SHAREHOLDER GUIDE........   39
 How to Buy Shares of the   39
  Funds..................
 Alternative Purchase       41
  Plan...................
 How to Sell Your Shares.   45
 Conversion Feature--       48
  Class B Shares.........
 How to Exchange Your       49
  Shares.................
 Shareholder Services....   50
APPENDIX A--INFORMATION
 ABOUT JENNISON ASSOCI-
 ATES LLC................  A-1
APPENDIX B--HISTORICAL
 PERFORMANCE INFORMATION
 OF JENNISON ASSOCIATES
 LLC.....................  B-1
THE PRUDENTIAL MUTUAL      C-1
 FUND FAMILY.............

--------------------------------------------------------------------------------
MF 172A

 Active Balanced Fund         Growth Fund                      Growth & Income Fund
  CUSIP Nos.:                  CUSIP Nos.:                      CUSIP Nos.:
  Class A: 74435A 10 7        Class A: 74437E 10 7             Class A: 74437E 50 3
  Class B: 74435A 20 6        Class B: 74437E 20 6             Class B: 74437E 60 2
  Class C: 74435A 30 5        Class C: 74437E 30 5             Class C: 74437E 70 1
  Class Z: 74435A 40 4        Class Z: 74437E 40 4             Class Z: 74437E 80 0













PRUDENTIAL
JENNISON
ACTIVE
BALANCED FUND
-------------
PRUDENTIAL
JENNISON
GROWTH FUND
-------------
PRUDENTIAL
JENNISON
GROWTH &
INCOME FUND

Prospectus
January 23, 1998

www.prudential.com
[LOGO] PRUDENTIAL INVESTMENTS

                     PRUDENTIAL JENNISON SERIES FUND, INC.

        Statement of Additional Information dated January 23, 1998

 Prudential Jennison Series Fund, Inc. (the Company) is an open-end, diversified, management investment company consisting of three series:
Prudential Jennison Active Balanced Fund (Active Balanced Fund), Prudential Jennison Growth Fund (Growth Fund) and Prudential Jennison Growth & Income Fund (Growth & Income Fund) (each a Fund and collectively the Funds).

 The investment objective of Active Balanced Fund is to seek to achieve total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively-managed portfolio of equity securities, fixed-income securities and money market instruments. The investment adviser uses the following ranges as the normal operating parameters for the securities to be purchased by the Fund: (i) 40-75% of the total assets of the Fund will be invested in common stocks, preferred stocks and other equity-related securities; (ii) 25-60% of the total assets of the Fund will be invested in investment grade fixed-income securities; and (iii) 0-35% of the total assets of the Fund will be invested in money market instruments. Within these parameters, at least 25% of the Fund's total assets will be invested in fixed-income senior securities.

 The investment objective of Growth Fund is long-term growth of capital. The Growth Fund seeks to achieve this objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. Current income, if any, is incidental. Under normal market conditions, the Growth Fund intends to invest at least 65% of its total assets in equity securities of companies that exceed $1 billion in market capitalization. The Growth Fund may also invest in (i) equity securities of other companies including up to 20% of its total assets in securities of foreign issuers, (ii) investment grade fixed-income securities and (iii) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including mortgage-backed securities.

 The primary investment objective of Growth & Income Fund is long-term growth of capital and income, with current income as a secondary objective. The Growth & Income Fund seeks to achieve this objective by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market. The Growth & Income Fund may also invest in
(i) other common stocks, preferred stock and securities convertible into common stock, (ii) equity and debt securities of foreign issuers (with respect to 20% of its total assets), including ADRs, and (iii) fixed-income securities, including corporate and other debt obligations and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

 Each Fund may also engage in various derivative transactions, such as using options on stocks, stock indices and foreign currencies, entering into foreign currency exchange contracts and the purchase and sale of futures contracts on stock indices and options thereon to hedge its portfolio and to attempt to enhance return.

 There can be no assurance that the Funds' investment objectives will be achieved. See "Investment Objectives and Policies."

 The Company's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

 This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated January 23, 1998, copies of which may be obtained from the Company upon request.

                               TABLE OF CONTENTS

                                                        CROSS-REFERENCE TO PAGE
                                             PAGE            IN PROSPECTUS
                                       ---------------- -----------------------
General Information................... B-2                         38
Investment Objectives and Policies.... B-2                         18
Investment Restrictions............... B-18                        32
Directors and Officers................ B-21                        32
Manager and Subadvisers............... B-25                        32
Distributor........................... B-27                        33
Portfolio Transactions and Brokerage.. B-29                        35
Purchase and Redemption of Fund
 Shares............................... B-31                        39
Shareholder Investment Account........ B-34                        50
Net Asset Value....................... B-38                        35
Taxes, Dividends and Distributions.... B-39                        36
Performance Information............... B-42                        36
Custodian, Transfer and Dividend
 Disbursing Agent and Independent
 Accountants.......................... B-45                        35
Financial Statements.................. B-46                        --
Report of Independent Accountants..... B-56, B-66, B-77            --
Independent Auditors' Report.......... B-57, B-67
Description of Security Ratings....... A-1                         --
Appendix I--General Investment
 Information.......................... I-1                         --
Appendix II--Historical Performance
 Data................................. II-1                        --
Appendix III--Information Relating to
 Prudential........................... III-1                       --

MF172B

                              GENERAL INFORMATION

 The Company changed its name from Prudential Jennison Fund, Inc. to Prudential Jennison Series Fund, Inc., effective on September 10, 1996, in connection with the offering of a second series, Prudential Jennison Growth & Income Fund (Growth & Income Fund). The existing series of the Company was redesignated Prudential Jennison Growth Fund (Growth Fund). On August 27, 1997, the Company added a third series, Prudential Jennison Active Balanced Fund (Active Balanced Fund). Active Balanced Fund did not commence operations until January 23, 1998, when it acquired the assets of Prudential Active Balanced Fund, a series of Prudential Index Series Fund (formerly Prudential Dryden Fund).

                      INVESTMENT OBJECTIVES AND POLICIES

 The Company is an open-end, diversified, management investment company consisting of three series. Each series operates as a separate fund with its own investment objectives and policies. The investment objective of the Active Balanced Fund is to seek to achieve total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively managed portfolio of equity securities, fixed-income securities and money market instruments. The investment objective of the Growth Fund is long-term growth of capital. The Growth Fund seeks to achieve this objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. Current income, if any, is incidental. Under normal market conditions, the Growth Fund intends to invest at least 65% of its total assets in equity securities of companies that exceed $1 billion in market capitalization. The primary investment objective of the Growth & Income Fund is long-term growth of capital and income, with current income as a secondary objective. The Growth & Income Fund seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market. See "How the Funds Invest--Investment Objectives and Policies" in the Prospectus. There can be no assurance that the Funds' investment objectives will be achieved.

 The term "investment adviser" refers to Jennison Associates LLC, the Subadviser. See "Manager and Subadvisers" below.

U.S. GOVERNMENT SECURITIES

 U.S. TREASURY SECURITIES. Each Fund is permitted to invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

 SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. Each Fund may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government except that the Growth & Income Fund does not intend to invest in mortgage-related securities. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which a Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

 Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by a Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

MORTGAGE-RELATED SECURITIES

 The Active Balanced Fund and the Growth Fund may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages, issued by the U.S. Government or an issuing agency or instrumentality which guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of a Fund's shares. The Active Balanced Fund also may invest in mortgage-backed securities issued by private entities. Mortgage-backed securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. A Fund's ability to invest in high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

 The Active Balanced Fund and the Growth Fund may invest in both adjustable rate mortgage securities (ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and fixed-rate mortgage securities (FRMs), which are collateralized by fixed-rate mortgages.

 Private mortgage-backed securities in which the Active Balanced Fund may invest represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies.

 The Active Balanced Fund expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously was customary. As new types of mortgage-backed securities are developed and offered to investors, the Active Balanced Fund, consistent with its investment objective and policies, will consider making investments in those new types of securities.

 The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

 Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

 Government stripped mortgage-related interest only (IOs) and principal only
(POs) securities in which the Growth Fund and Active Balanced Fund may invest are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that a Fund will be able to effect a trade of IOs or POs at a time when it wishes to do so. A Fund will acquire IOs and POs only if, in the opinion of the Fund's Subadviser, a secondary market for the securities exists at the time of acquisition, or is subsequently expected. Each Fund will treat IOs and POs that are not U.S. Government securities as illiquid and will limit its investments in these securities, together with other illiquid investments, in order not to hold more than 15% of its net assets in illiquid securities. With respect to IOs and POs that are issued by the U.S. Government, the Subadviser, subject to the supervision of the Board of Directors, may determine that such securities are liquid, if it determines the securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

 Investment in IOs and POs involves the risks normally associated with investing in government and government agency mortgage-related securities. In addition, the yields on IOs and POs are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IOs and increasing the yield to maturity on POs. Sufficiently high prepayment rates could result in the Fund not fully recovering its initial investment in an IO.

COLLATERALIZED MORTGAGE OBLIGATIONS

 The Growth Fund and Active Balanced Fund also may invest in, among other things, parallel pay Collateralized Mortgage Obligations (CMOs), and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

 In reliance on Securities and Exchange Commission (SEC) rules and orders, a Fund's investments in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs ), are not subject to the limitations of the Investment Company Act of 1940 (Investment Company Act) on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the Investment Company Act, and (iv) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

ASSET-BACKED SECURITIES

 The Active Balanced Fund may invest in asset-backed securities. The value of these securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing credit enhancement for the pool.

CUSTODIAL RECEIPTS

 The Active Balanced Fund may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities.

 There are a number of risks associated with investments in custodial receipts. Although typically under the terms of a custodial receipt, the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

LIQUIDITY PUTS

 The Active Balanced Fund may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a "put bond" or a "tender option bond."

 Consistent with its investment objective, the Active Balanced Fund may purchase a put so that it will be fully invested in securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund will generally exercise the puts or tender options on their expiration date when the exercise price is higher than the current market price for the related fixed income security. Puts or tender options may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the Subadviser for the Fund revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts or tender options prior to their expiration date and in selecting which puts or tender options to exercise in such circumstances, the Fund's Subadviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts or tender options, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund.

 These instruments are not deemed to be "put options" for purposes of the Active Balanced Fund's investment restriction.

LOWER-RATED AND UNRATED DEBT SECURITIES

 The Active Balanced Fund and the Growth Fund may invest, to a limited extent, in lower-rated and unrated debt securities. Non-investment grade fixed-income securities are rated lower than Baa (or the equivalent rating or, if not rated, determined by the Subadviser to be of comparable quality to securities so rated) and are commonly referred to as high risk or high yield securities or "junk" bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and the prices of such securities are more volatile than higher quality securities. Such securities may also have less liquidity than higher quality securities. The Active Balanced Fund is not authorized to invest in excess of 5% of its net assets in non-investment grade fixed-income securities. The Growth Fund may not invest more than 10% of its net assets in non-investment grade fixed-income securities.

 The markets in which lower-rated securities (or unrated securities that are equivalent to lower-rated securities) are traded are generally more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of debt securities for a Fund to purchase and may also have the effect of limiting the ability of the Fund to sell debt securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

 Lower-rated fixed-income securities present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of fixed-income securities moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by the Fund may decline proportionately more than a fund consisting of higher-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities.

FOREIGN DEBT SECURITIES

 Each Fund is permitted to invest in foreign corporate and government securities. "Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) of foreign countries denominated in the currencies of such countries or in U.S. dollars (including debt securities of a Government Entity in any such country denominated in the currency of another such country).

 A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of quasi-government issuers include, among others, the Province of Ontario and the City of Stockholm. "Foreign government securities" also include debt securities of Government Entities denominated in European Currency Units. A European Currency Unit represents specified amounts of the currencies of certain of the member states of the European Community.

OPTIONS ON SECURITIES

 Each Fund may purchase and write (i.e., sell) put and call options on securities that are traded on U.S. or foreign securities exchanges or that are traded in the over-the-counter markets. A call option is a short-term contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. A Fund will generally write put options when its investment adviser desires to invest in the underlying security. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

 A call option written by a Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written. A Fund may also write a call option or write a put option if it maintains cash or other liquid assets with a value equal to the exercise price in a segregated account with its Custodian. A Fund may also write a put option if it holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

 If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she had been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation (OCC), an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

 A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part if the Fund holds the underlying security by appreciation of the underlying security owned by the Fund.

 A Fund may also purchase a "protective put," i.e., a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices, as described below.

 OPTIONS ON SECURITIES INDICES. In addition to options on securities, each Fund may also purchase and sell put and call options on securities indices traded on U.S. or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. All settlements on options on indices are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

 The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

 Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of security prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

RISKS OF TRANSACTIONS IN OPTIONS

 An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

 Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Each Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON INDICES

 A Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

 Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

 The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

SPECIAL RISKS OF WRITING CALLS ON INDICES

 Because exercises of index options are settled in cash, a call writer such as a Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, a Fund will write call options on indices only under the circumstances described below under "Limitations on Purchase and Sale of Stock Options, Options on Stock Indices and Foreign Currencies and Futures Contracts and Related Options."

 Price movements in a Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when a Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of a Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

 Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of such Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

 When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where a Fund would be able to deliver the underlying securities in settlement, a Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which a Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

 If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RISKS RELATED TO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

 Each Fund may enter into forward foreign currency exchange contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

 Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If a Fund enters into a hedging transaction as described above, the transaction will be "covered" by the position being hedged, or the Fund's Custodian will place cash or other liquid assets into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts (less the value of the covering positions, if any). If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's net commitments with respect to such contracts.

 A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

 It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that a Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

 If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

 Each Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

 Although a Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

FOREIGN CURRENCY STRATEGIES--SPECIAL CONSIDERATIONS

 The Active Balanced Fund may use options on foreign currencies, futures on foreign currencies, options on futures contracts on foreign currencies and forward currency contracts, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

 The Fund might seek to hedge against changes in the value of a particular currency when no futures contract, forward contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Fund's Subadviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

 The value of futures contracts, options on futures contracts, forward contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of futures contracts, forward contracts or options, a Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

 There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the futures contracts or options until they reopen.

 Settlement of futures contracts, forward contracts and options involving foreign currencies might be required to take place with in the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might by required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

FUTURES CONTRACTS

 As a purchaser of a futures contract, a Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, a Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Growth & Income Fund may purchase futures contracts on debt securities, including U.S. Government securities, aggregates of debt securities, stock indices and foreign currencies. The Growth Fund may purchase futures contracts on stock indices and foreign currencies. The Active Balanced Fund may purchase futures contracts on securities, foreign currencies, stock indices and interest rate indices and options thereon.

 A Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of the Fund's portfolio securities may fall, a Fund may sell a futures contract. If declining interest rates are anticipated, a Fund may purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by a Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

 Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transaction.

 When a Fund enters into a futures contract it is initially required to deposit with its Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or other liquid assets equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

 Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract which will be returned to a Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and a Fund may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, of cash or other liquid assets, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

 There are several risks in connection with the use of futures contracts as a hedging device. In the case of futures contracts on securities indices, the correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of market trends by the investment adviser may still not result in a successful hedging transaction.

 Although a Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. Currently, index futures contracts are available on various U.S. and foreign securities indices.

 Successful use of futures contracts by a Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets and other factors affecting the securities market generally. If a Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it is disadvantageous to do so.

 The hours of trading of futures contracts may not conform to the hours during which a Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS

 An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. With respect to stock indices, options are traded on futures contracts for various U.S. and foreign stock indices, including the S&P 500 Stock Index and the NYSE Composite Index.

 The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS, OPTIONS ON STOCK INDICES AND FOREIGN CURRENCIES AND FUTURES CONTRACTS AND RELATED OPTIONS

 Each Fund may write put and call options on stocks only if they are covered as described above, and such options must remain covered so long as the Fund is obligated as a writer. A Fund will write put options on stock indices and foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash or other liquid assets equal to the aggregate exercise price of the puts. A Fund will not enter into futures contracts or related options if the aggregate initial margin and premiums exceed 5% of the liquidation value of such Fund's total assets, taking into account unrealized profits and losses on such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase or sale of futures contracts and related options for bona fide hedging purposes, within the meaning of regulations of the Commodity Futures Trading Commission. Neither Growth Fund nor Growth & Income Fund intends to purchase options on equity securities or securities indices if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets. See "How the Funds Invest--Hedging and Return Enhancement Strategies--Options Transactions" in the Prospectus.

 Except as described below, a Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash or other liquid assets or a portfolio of stocks substantially replicating the movement of the index, in the judgment of the Fund's investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

 If a Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, and that, in the judgment of the investment adviser, substantially replicate the movement of the index with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

 POSITION LIMITS. Transactions by a Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which a Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

 When conditions dictate a defensive strategy, a Fund may temporarily invest in money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities and repurchase agreements (described more fully below). Such foreign investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

 From time to time, in the ordinary course of business, a Fund may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. A Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Fund's Custodian will maintain, in a separate account of the Fund, cash or other liquid assets having a value equal to or greater than such commitments. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.

SHORT SALES

 The Growth Fund and Growth & Income Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box), and that not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales. As a matter of current operating policy, the Growth Fund will not engage in short sales other than short sales against-the-box. The Growth & Income Fund will engage in short sales, including short sales against-the-box. See "How the Funds Invest--Other Investments and Policies-- Short Sales" in the Prospectus and "Investment Restrictions" below.

REPURCHASE AGREEMENTS

 Each Fund's repurchase agreements will be collateralized by U.S. Government obligations. A Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Company's Board of Directors. The investment adviser will monitor the creditworthiness of such parties under the general supervision of the Board of Directors of the Company. In the event of a default or bankruptcy by a seller, a Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

REVERSE REPURCHASE AGREEMENTS

 The Active Balanced Fund may enter into reverse repurchase agreements with banks and securities dealers which meet the creditworthiness standards established by the Company's Board of Directors. The investment adviser will monitor the continued creditworthiness of these parties, subject to the oversight of the Company's Board of Directors. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Active Balanced Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase.

LENDING OF SECURITIES

 Consistent with applicable regulatory requirements, a Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 30% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a letter of credit) that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

 A loan may be terminated by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

 Since voting or consent rights which accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. A Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

BORROWING

 A Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated at the time of the borrowing) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Active Balanced Fund also may borrow through forward rolls, dollar rolls or through reverse repurchase agreements, and also to take advantage of investment opportunities. A Fund may pledge up to 20% of its total assets to secure these borrowings. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets.

 Borrowing for investment purposes is generally known as "leveraging." Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased. In addition, a Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit which would increase the cost of borrowing over the stated interest rate.

ILLIQUID SECURITIES

 No Fund may hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

 In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

 Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

 Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

 The staff of the SEC has taken the position, which the Funds will follow, that purchased over-the-counter (OTC) options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the securities used as "cover" as liquid.

SECURITIES OF OTHER INVESTMENT COMPANIES

 Each Fund may invest up to 10% of its total assets in securities of other investment companies. Generally, a Fund does not intend to invest more than 5% of its total assets in such securities. If a Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. See "Investment Restrictions."

FORWARD ROLLS AND DOLLAR ROLLS

 The Active Balanced Fund may enter into forward roll and dollar roll transactions which involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time the Fund enters into a forward roll transaction, it will place in a segregated account with its Custodian cash or other liquid assets, having a value equal to the repurchase price (including accrued interest). See "Segregated Accounts" below.

SEGREGATED ACCOUNTS

 When a Fund is required to segregate assets in connection with the purchase of securities on a when-issued or delayed delivery basis, securities lending and certain hedging transactions, it will maintain cash or other liquid assets in a segregated account with the Fund's Custodian. "Liquid assets" mean cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily.

PORTFOLIO TURNOVER

 As a result of the investment policies described above, each Fund may engage in a substantial number of portfolio transactions, but no Fund's portfolio turnover rate is expected to exceed 100%. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by a Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Portfolio Transactions and Brokerage" and "Taxes, Dividends and Distributions."

                            INVESTMENT RESTRICTIONS

 The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means with respect to each Fund, the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

GROWTH FUND AND GROWTH & INCOME FUND MAY NOT:

 1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

 2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

 3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

 4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of the investment) would be invested in a single industry.

 5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

 6. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon. (For purposes of this restriction, futures contracts on currencies and on securities indices and, with respect to Growth & Income Fund, futures contracts on debt securities, and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

 7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. Neither Fund has adopted a fundamental investment policy with respect to investments in restricted securities. See "Investment Objectives and Policies--Illiquid Securities."

 8. Make investments for the purpose of exercising control or management.

 9. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

 10. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

 11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 30% of the Fund's total assets.

 12. Purchase more than 10% of all outstanding voting securities of any one issuer.

ACTIVE BALANCED FUND MAY NOT:

 1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

 2. Make short sales of securities. Short sales "against-the-box" are not subject to this limitation.

 3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks or through forward rolls, dollar rolls or reverse repurchase agreements in an amount up to 20% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. The purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets subject to this restriction.

 4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result; (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of investment) would be invested in a single industry.

 5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

 6. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon, and forward foreign currency exchange contracts.

 7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, if may be deemed to be an underwriter under certain federal securities laws.

 8. Make investments for the purpose of exercising control or management.

 9. Invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

 10. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 33 1/3% of the Fund's total assets.

 11. Purchase more than 10% of all outstanding voting securities of any one issuer.

 Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                            DIRECTORS AND OFFICERS

  NAME AND ADDRESS **      POSITION WITH
         (AGE)                COMPANY         PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
  -------------------      -------------      -----------------------------------------
Edward D. Beach (73)     Director          President and Director of BMC Fund, Inc., a
                                            closed-end investment company; previously, Vice
                                            Chairman of Broyhill Furniture Industries,
                                            Inc.; Certified Public Accountant; Secretary
                                            and Treasurer of Broyhill Family Foundation,
                                            Inc.; Member of the Board of Trustees of Mars
                                            Hill College; Director of The High Yield Income
                                            Fund, Inc.
Delayne Dedrick Gold     Director          Marketing and Management Consultant; Director of
(58)                                        The High Yield Income Fund, Inc.
*Robert F. Gunia (51)    Director          Vice President, Prudential Investments (since
                                            May 1996); Executive Vice President and
                                            Treasurer, Prudential Investments Fund
                                            Management LLC (PIFM); Senior Vice President
                                            (since March 1987) of Prudential Securities
                                            Incorporated (Prudential Securities); formerly
                                            Chief Administrative Officer (July 1990-
                                            September 1996), Director (January 1989-
                                            September 1996) and Executive Vice President,
                                            Treasurer and Chief Financial Officer (June
                                            1987-September 1996) of Prudential Mutual Fund
                                            Management, Inc.; Vice President and Director
                                            of The Asia Pacific Fund, Inc. (since May
                                            1989); Director of The High Yield Income Fund,
                                            Inc.
Douglas H. McCorkindale  Director          Vice Chairman (since March 1984) and President
(58)                                        (since September 1997) of Gannett Co. Inc.
                                            (publishing and media); Director of Gannett Co.
                                            Inc., Frontier Corporation and Continental
                                            Airlines, Inc.
*Mendel A. Melzer, CFA   Director          Chief Investment Officer (since October 1996) of
(38)                                        Prudential Mutual Funds & Annuities; formerly
751 Broad St.                               Chief Financial Officer (November 1995-
Newark, NJ 07102                            September 1996) of Prudential Investments,
                                            Senior Vice President and Chief Financial
                                            Officer of Prudential Preferred Financial
                                            Services (April 1993-November 1995), Managing
                                            Director of Prudential Investment Advisors
                                            (April 1991-April 1993) and Senior Vice
                                            President of Prudential Capital Corporation
                                            (July 1989-April 1991); Chairman and Director
                                            of Prudential Series Fund, Inc.; Director of
                                            The High Yield Income Fund, Inc.

  NAME AND ADDRESS **
         (AGE)            POSITION WITH COMPANY     PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
  -------------------     ---------------------     -----------------------------------------
Thomas T. Mooney (56)     Director               President of the Greater Rochester Metro Chamber
                                                   of Commerce; former Rochester City Manager;
                                                   Trustee of Center for Governmental Research,
                                                   Inc.; Director of Blue Cross of Rochester,
                                                   Monroe County Water Authority, Rochester Jobs,
                                                   Inc., Executive Service Corps of Rochester,
                                                   Monroe County Industrial Development
                                                   Corporation, Northeast-Midwest Institute, The
                                                   Business Council of New York State, First
                                                   Financial Fund, Inc., The High Yield Income
                                                   Fund, Inc. and The High Yield Plus Fund, Inc.
Stephen P. Munn (55)      Director               Chairman (since January 1994), Director and
                                                   President (since 1988) and Chief Executive
                                                   Officer (1988-December 1993) of Carlisle
                                                   Companies Incorporated (manufacturer of
                                                   industrial products).
*Richard A. Redeker (54)  President and Director Employee of Prudential Investments; formerly
751 Broad St.                                      President, Chief Executive Officer and
Newark, NJ 07102                                   Director (October 1993-September 1996) of
                                                   Prudential Mutual Fund Management, Inc.,
                                                   Executive Vice President, Director and Member
                                                   of the Operating Committee (1993-September
                                                   1996), Prudential Securities, Director
                                                   (October 1993-September 1996) of Prudential
                                                   Securities Group, Inc., Executive Vice
                                                   President, The Prudential Investment
                                                   Corporation (January 1994-September 1996),
                                                   Director (January 1994-September 1996),
                                                   Prudential Mutual Fund Distributors, Inc. and
                                                   Prudential Mutual Fund Services, Inc., and
                                                   Senior Executive Vice President and Director
                                                   of Kemper Financial Services, Inc. (September
                                                   1978-September 1993); President and Director
                                                   of The High Yield Income Fund, Inc.
Robin B. Smith (58)       Director               Chairman (since August 1996) and Chief Executive
                                                   Officer (since January 1988), formerly
                                                   President (September 1981-August 1996) and
                                                   Chief Operating Officer (September 1981-
                                                   December 1988) of Publishers Clearing House;
                                                   Director of BellSouth Corporation, Texaco
                                                   Inc., Springs Industries Inc. and Kmart
                                                   Corporation.
Louis A. Weil, III (56)   Director               Publisher and Chief Executive Officer (since
                                                   January 1996) and Director (since September
                                                   1991) of Central Newspapers, Inc.; Chairman of
                                                   the Board (since January 1996), Publisher and
                                                   Chief Executive Officer (August 1991-December
                                                   1995) of Phoenix Newspapers, Inc.; formerly
                                                   Publisher of Time Magazine (May 1989-March
                                                   1991), President, Publisher & CEO of The
                                                   Detroit News (February 1986-August 1989) and
                                                   member of the Advisory Board, Chase Manhattan
                                                   Bank-Westchester; Director of The High Yield
                                                   Income Fund, Inc.
Clay T. Whitehead (58)    Director               President (since May 1983) of National Exchange
                                                   Inc. (new business development firm).

  NAME AND ADDRESS **        POSITION WITH
         (AGE)                  COMPANY          PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
  -------------------        -------------       -----------------------------------------
S. Jane Rose (51)         Secretary           Senior Vice President (since December 1996) of
                                               PIFM; Senior Vice President and Senior Counsel
                                               of Prudential Securities (since July 1992);
                                               formerly Senior Vice President (January 1991-
                                               September 1996) and Senior Counsel (June 1987-
                                               September 1996) of Prudential Mutual Fund
                                               Management, Inc.
Grace C. Torres (38)      Treasurer and       First Vice President (since December 1996) of
                          Principal Financial  PIFM; First Vice President (since March 1994)
                          and Accounting       of Prudential Securities; formerly First Vice
                          Officer              President (March 1994-September 1996) of
                                               Prudential Mutual Fund Management, Inc. and
                                               Vice President (July 1989-March 1994) of
                                               Bankers Trust Corporation.
Marguerite E.H. Morrison  Assistant Secretary Vice President (since December 1996) of PIFM;
(41)                                           Vice President and Associate General Counsel of
                                               Prudential Securities (since March 1995);
                                               formerly Vice President and Associate General
                                               Counsel (June 1991-September 1996) of
                                               Prudential Mutual Fund Management, Inc.
Stephen M. Ungerman (43)  Assistant Treasurer Tax Director of Prudential Investments and the
                                               Private Asset Group of The Prudential Insurance
                                               Company of America (Prudential) (since March
                                               1996); formerly First Vice President of
                                               Prudential Mutual Fund Management, Inc.
                                               (February 1993-September 1996) and Senior Tax
                                               Manager of Price Waterhouse (1981-January
                                               1993).

-------

* "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with Prudential, Prudential Securities or PIFM.
** Unless otherwise stated, the address is c/o Prudential Investments Fund
   Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

 Directors and officers of the Company are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

 The officers conduct and supervise the daily business operations of the Company, while the Directors, in addition to their functions set forth under "Manager and Subadvisers" and "Distributor," oversee such actions and decide on general policy.

 Pursuant to each Management Agreement with the Company, the Manager pays all compensation of officers and employees of the Company as well as the fees and expenses of all Directors of the Company who are affiliated persons of the Manager. The Company pays each of its Directors who is not an affiliated person of PIFM or Jennison Associates LLC (Jennison or the Subadviser) annual compensation of $1,875, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on the Boards of which the Director will be asked to serve.

 Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Company. Under the terms of the agreement, the Company accrues daily the amount of Directors' fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter (the T-bill rate) or, pursuant to an SEC exemptive order, at the daily rate of return of a Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Company's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Company.

 The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Beach is scheduled to retire on December 31, 1999.

 The following table sets forth aggregate compensation paid by the Company to the Directors for the fiscal year ended September 30, 1997 and the aggregate compensation paid to such Directors for service on the boards of other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1997. In October 1996, shareholders elected a new Board of Directors of the Company. Below are listed all Directors who have served the Company during its most recent fiscal year as well as the new Directors who took office after the shareholder meeting in October 1996.

                              COMPENSATION TABLE

                                                                                TOTAL 1997
                                                                               COMPENSATION
                                                                               PAID TO BOARD
                                       PENSION OR RETIREMENT                      MEMBERS
                           AGGREGATE     BENEFITS ACCRUED    ESTIMATED ANNUAL  FROM COMPANY
                          COMPENSATION  AS PART OF COMPANY    BENEFITS UPON      AND FUND
NAME AND POSITION         FROM COMPANY       EXPENSES           RETIREMENT     COMPLEX(/2/)
-----------------         ------------ --------------------- ---------------- ---------------
Beach, Edward D.--Direc-
 tor                         $1,875            None                N/A        $135,000(38/63)*
Gold, Delayne D.--Direc-
 tor                         $1,875            None                N/A        $135,000(38/63)*
Gunia, Robert F.(/1/)--
 Director                    $  0              None                N/A            $  0
Lennox, Donald D.--For-
 mer Director                $1,875            None                N/A        $ 90,000(26/50)*
McCorkindale, Douglas
 H.(/2/)--Director           $1,875            None                N/A        $ 70,000(20/35)*
Melzer, Mendel A.(/1/)--
 Director                    $  0              None                N/A            $  0
Mooney, Thomas T.(/2/)--
 Director                    $1,875            None                N/A        $115,000(31/64)*
Munn, Stephen P.--Direc-
 tor                         $1,875            None                N/A        $ 45,000(15/21)*
Redeker, Richard
 A.(/1/)--President and
 Director                    $  0              None                N/A            $  0
Smith, Robin B.(/2/)--
 Director                    $3,750            None                N/A        $ 90,000(27/34)*
Weil, III, Louis A.--Di-
 rector                      $1,875            None                N/A        $ 90,000(26/50)*
Whitehead, Clay T.--Di-
 rector                      $1,875            None                N/A        $ 45,000(15/21)*

-------

* Indicates number of funds/portfolios in Fund Complex (including the Company) to which aggregate compensation relates.
(1) Directors who are "interested" do not receive compensation from the Fund Complex (including the Company).

(2) Total compensation from all the funds in the Fund Complex for the calendar year ended December 31, 1997, including amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest, total deferred compensation amounted to $71,640, $143,909 and $139,097 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively. Currently, Ms. Smith has agreed to defer her fees at the Fund rate.

 As of January 9, 1998, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding common stock of each Fund.

 As of January 9, 1998, Jennison Associates LLC Savings Plan, TTEE J. Kannry,
M. Del Balso & B. Goldberg, C/O Corporate Services, 466 Lexington Ave., 18th Fl., New York, NY 10017-3140 and Bradley L. Goldberg, 502 Orienta Ave., Mamaroneck, NY 10543-4317 were the beneficial owners of 160,307 and 147,215 Class A shares of the Growth & Income Fund (5.6% and 5.2%, respectively); Prudential Trust Company, FBO PRUD-DC Trust Accounts, Attn John Surdy, 30 Scranton Office Park, Moosic, PA 18507-1791, Mr. John A. Hart, TTEE for John
A. & Eleanor E. Hart Family Trust UA DTD

08/25/95, 500 Laramie Trl., Cincinnati, OH 45215-2504, Mr. Neil L. Cushman & Mrs. Katy L. Cushman, JT TEN, 5248 Calle Barquero, Santa Barbara, CA 93111-1743 and Mr. Albert R. Graves & Mrs. R. Graves, JT TEN, 790 Cool Glace Ct., Millersville, MD 21108-1700 were the beneficial owners of 11,006, 5,106, 5,940 and 4,164 Class Z shares of the Growth & Income Fund (14%, 6.5%, 7.5% and 5.3%, respectively); and Prudential Trust Company, FBO PRU-DC Trust Accounts, ATTN:
John Surdy, 30 Scranton Office Park, Moosic, PA 18507-1791 and Pru Defined Contribution Svcs, FBO Pru-Non-Trust Accounts, ATTN: John Surdy, 30 Scranton Office Park, Moosic, PA 18507-1789, were the beneficial owners of 14,582,896 and 29,673,849 Class Z shares of the Growth Fund (29% and 60.1%, respectively).

  As of January 9, 1998, Prudential Securities was the record holder for other beneficial owners of 6,977,021 Class A shares (approximately 63.6% of such shares outstanding), 21,841,735 Class B shares (approximately 67.1% of such shares outstanding), 1,612,029 Class C shares (approximately 78.9% of such shares outstanding) and 389,471 Class Z shares (approximately 0.7% of such shares outstanding) of Growth Fund; and 2,178,948 Class A shares (approximately 76% of such shares outstanding), 6,214,520 Class B shares (approximately 82.8% of such shares outstanding), 564,829 Class C shares (approximately 89.8% of such shares outstanding) and 67,276 Class Z shares (approximately 85.8% of such shares outstanding) of Growth & Income Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to beneficial owners for which it is the record holder.

                            MANAGER AND SUBADVISERS

  The manager of the Company is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Funds, comprise the Prudential Mutual Funds. See "How the Funds are Managed--Manager" in the Prospectus. As of December 31, 1997, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $62 billion. According to the Investment Company Institute, as of October 31, 1997, the Prudential Mutual Funds were the 17th largest family of mutual funds in the United States.

  PIFM is a subsidiary of Prudential Securities. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

  Pursuant to each Management Agreement with the Company (the Management Agreements), PIFM, subject to the supervision of the Company's Board of Directors and in conformity with the stated policies of each Fund, manages both the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PIFM is obligated to keep certain books and records of the Company. PIFM also administers the Company's corporate affairs and, in connection therewith, furnishes the Company with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Funds' custodian (the Custodian), and PMFS, the Funds' transfer and dividend disbursing agent. The management services of PIFM for the Funds are not exclusive under the terms of the Management Agreements and PIFM is free to, and does, render management services to others.

  For its services, PIFM receives, pursuant to the Management Agreements, a fee at an annual rate of .60 of 1% of each of Growth Fund's and Growth & Income Fund's average daily net assets and a fee at an annual rate of .65 of 1% of the Active Balanced Fund's average daily net assets. Each fee is computed daily and payable monthly. The Management Agreements also provide that, in the event the expenses of a Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Company. No such reductions were required during the fiscal year ended September 30, 1997. No jurisdiction currently limits a Fund's expenses.

 In connection with its management of the corporate affairs of the Company, PIFM bears the following expenses:

 (a) the salaries and expenses of all personnel of the Company and the Manager, except the fees and expenses of Directors who are not affiliated persons of PIFM or the Company's investment advisers;

 (b) all expenses incurred by PIFM or by the Company in connection with managing the ordinary course of a Fund's business, other than those assumed by a Fund as described below; and

 (c) the fees payable to the Subadviser pursuant to separate Subadvisory Agreements between PIFM and Jennison (the Subadvisory Agreements) and, with respect to Active Balanced Fund, the fees payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI), pursuant to a Subadvisory Agreement between PIFM and PI (the Cash Management Subadvisory Agreement).

 Under the terms of each Management Agreement, the Company is responsible for the payment of the following expenses: (a) the fees payable to the Manager,
(b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Company's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of each Fund and of pricing each Fund's shares,
(d) the charges and expenses of legal counsel and independent accountants for the Company, (e) brokerage commissions and any issue or transfer taxes chargeable to the Company in connection with its securities transactions, (f) all taxes and corporate fees payable by the Company to governmental agencies,
(g) the fees of any trade associations of which the Company may be a member,
(h) the cost of stock certificates representing shares of the Company, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Company and the fees and expenses involved in registering and maintaining registration of the Company and of its shares with the SEC, including the preparation and printing of each Fund's registration statements and prospectuses for such purposes and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company's business and (m) distribution fees.

 Each Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement for the Growth Fund and Growth & Income Fund was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such parties as defined in the Investment Company Act, on May 21, 1997. The Management Agreement for the Active Balanced Fund was approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such parties as defined in the Investment Company Act, on August 26, 1997.

 PIFM has entered into two Subadvisory Agreements with Jennison, a wholly-owned subsidiary of Prudential. The Subadvisory Agreements provide that Jennison will furnish investment advisory services in connection with the management of the Growth Fund and Growth & Income Fund and the Active Balanced Fund, respectively. In connection therewith, Jennison is obligated to keep certain books and records of each Fund. Under each Subadvisory Agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of each Fund in accordance with its investment objectives, investment program and policies. Jennison determines what securities and other instruments are purchased and sold for each Fund and is responsible for obtaining and evaluating financial data relevant to each Fund. PIFM continues to have responsibility for all investment advisory services pursuant to each Management Agreement. Under each Subadvisory Agreement, PIFM compensates Jennison for its services at an annual rate of .30 of 1% of each Fund's average daily net assets up to and including $300 million and .25 of 1% of the Fund's average daily net assets in excess of $300 million.

 For the fiscal period from November 2, 1995 (commencement of investment operations) through September 30, 1996, PIFM received from Growth Fund management fees of $1,418,805, of which $709,402 was paid to Jennison. The Growth & Income Fund was not offered during the fiscal year ended September 30, 1996. For the fiscal year ended September 30, 1997, PIFM received from Growth Fund management fees of $5,276,337, of which $2,348,474 was paid to Jennison, and PIFM received from Growth & Income Fund management fees of $513,032, of which $256,516 was paid to Jennison. The Active Balanced Fund was not offered during the fiscal year ended September 30, 1997.

 Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the applicable Management Agreement. Each Subadvisory Agreement may be terminated by the Company, PIFM or Jennison upon not more than 60 days', nor less than 30 days', written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act. The Subadvisory Agreement for the Growth Fund and Growth & Income Fund was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such parties as defined in the Investment Company Act, on May 21, 1997. The Subadvisory Agreement with Jennison for the Active Balanced Fund was approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such parties as defined in the Investment Company Act, on August 26, 1997.

 The Cash Management Subadvisory Agreement provides that PI manage short-term assets and cash for the Active Balanced Fund and invest available cash balances for the Fund through a joint repurchase agreement account. PI is reimbursed by PIFM for reasonable costs and expenses incurred by it in furnishing such services. This Agreement was approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such parties as defined in the Investment Company Act, on August 26, 1997.

                                  DISTRIBUTOR

 Prudential Securities Incorporated (Prudential Securities or the
Distributor), One Seaport Plaza, New York, New York 10292, acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Company.

 Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Company under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities incurs the expenses of distributing the Company's Class A, Class B and Class C shares. See "How the Funds are Managed--Distributor" in the Prospectus. Prudential Securities also incurs the expenses of distributing the Class Z shares under the Distribution Agreement with the Company, none of which are reimbursed by or paid for by any Fund.

 The Class A Plan provides that (i) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Class B and Class C Plans provide that (i) .25 of 1% of the average daily net assets of the Class B and Class C shares, respectively, may be paid as a service fee and (ii) .75 of 1% (not including the service fee) may be paid for distribution-related expenses with respect to the Class B and Class C shares, respectively (asset-based sales charge). On April 9 and July 9, 1996, the Board of Directors of the Company, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plans or any agreement related thereto (Rule 12b-1 Directors), at a meeting called for the purpose of voting on each Plan, approved the Class A, Class B and Class C Plan and the Distribution Agreement with respect to Growth Fund and Growth & Income Fund, respectively. The Plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on August 26, 1997. No shares of the Active Balanced Fund were outstanding during the fiscal year ended September 30, 1997.

  Class A Plan. For the fiscal year ended September 30, 1997, the Growth Fund paid distribution fees of $264,954 to Prudential Securities under the Class A Plan. For the fiscal period from November 7, 1996 (commencement of investment operations of the Growth & Income Fund) through September 30, 1997, the Growth & Income Fund paid distribution fees of $60,491 to Prudential Securities under the Class A Plan. These amounts were primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares of the applicable Fund. In addition, for the same periods, Prudential Securities received approximately $608,000 and $182,700 in initial sales charges with respect to the sale of Class A shares of Growth Fund and Growth & Income Fund, respectively.

  Class B Plan. For the fiscal period ended September 30, 1997, the Distributor received $2,994,762 and $560,606 on behalf of the Growth Fund and Growth & Income Fund, respectively, under the Class B Plan. For the fiscal period ended September 30, 1997, the Distributor spent approximately the following amounts on behalf of each such Fund.

                                                                  APPROXIMATE
                   COMMISSION                   COMPENSATION TO      TOTAL
                   PAYMENTS TO                    PRUSEC FOR         AMOUNT
                    FINANCIAL                     COMMISSION        SPENT BY
                   ADVISERS OF OVERHEAD COSTS     PAYMENTS TO     DISTRIBUTOR
                   PRUDENTIAL  OF PRUDENTIAL  REPRESENTATIVES AND ON BEHALF OF
  FUND    PRINTING SECURITIES   SECURITIES*     OTHER EXPENSES*       FUND
--------  -------- ----------- -------------- ------------------- ------------
Growth    $335,000 $1,611,600    $1,197,200       $1,448,300       $4,592,100
Growth &
 Income   $      0 $  357,900    $  787,400       $  281,500       $1,426,800

  Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the same periods, Prudential Securities received approximately $727,100 and $124,500 in contingent deferred sales charges attributable to Class B shares of Growth Fund and Growth & Income Fund, respectively.

  Class C Plan. For the fiscal period ended September 30, 1997, the Distributor received $182,481 and $50,452 on behalf of the Growth Fund and Growth & Income Fund, respectively, under the Class C Plan. For the fiscal period ended September 30, 1997, the Distributor spent approximately the following amounts on behalf of each such Fund.

                                                                  APPROXIMATE
                   COMMISSION                   COMPENSATION TO      TOTAL
                   PAYMENTS TO                    PRUSEC FOR         AMOUNT
                    FINANCIAL                     COMMISSION        SPENT BY
                   ADVISERS OF OVERHEAD COSTS     PAYMENTS TO     DISTRIBUTOR
                   PRUDENTIAL  OF PRUDENTIAL  REPRESENTATIVES AND ON BEHALF OF
  FUND    PRINTING SECURITIES   SECURITIES*     OTHER EXPENSES*       FUND
--------  -------- ----------- -------------- ------------------- ------------
Growth    $19,700   $135,100      $30,800           $14,300         $199,900
Growth &
 Income   $     0   $ 17,800      $24,400           $ 1,800         $ 44,000

  Prudential Securities also receives the proceeds of contingent deferred sales charges paid by holders of Class C shares upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales

Charges" in the Prospectus. For the same periods, Prudential Securities received approximately $5,600 and $1,100 in contingent deferred sales charges attributable to Class C shares of Growth Fund and Growth & Income Fund, respectively.

 The Class A, Class B and Class C Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days', nor less than 30 days', written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

 Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of a Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

 Pursuant to the Distribution Agreement, the Company has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the federal securities laws.

NASD MAXIMUM SALES CHARGE RULE

 Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. In the case of Class B shares, interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge with respect to Class B and Class C shares of the Fund may not exceed .75 of 1%. The 6.25% limitation applies to a Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

 The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Company, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

 Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. A Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal, except in accordance with rules of the SEC. Thus, it will not deal with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of a Fund's order.

 Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities, or an affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Company, will not significantly affect a Fund's ability to pursue its present investment objective. However, in the future in other circumstances, a Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

 In placing orders for portfolio securities of a Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of a Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than a Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for a Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for a Fund to brokers other than Prudential Securities (or any affiliate) in order to secure research and investment services described above, subject to review by the Company's Board of Directors from time to time as to the extent and continuation of this practice. The allocation or orders among brokers and the commission rates paid are reviewed periodically by the Company's Board of Directors. The Company will not pay up for research in principal transactions.

 Subject to the above considerations, Prudential Securities (or any affiliate) may act as a securities broker or futures commission merchant for the Company. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Company, including a majority of the Directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for a Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to a Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law. The Growth Fund paid commissions of $436,218 for the fiscal period ended September 30, 1996, none of which was paid to Prudential Securities or any of its affiliates and paid commissions of $1,135,470 for the fiscal year ended September 30, 1997, of which $50,605 was paid to Prudential Securities or its affiliates. The Growth & Income Fund paid commissions of $298,280 for the fiscal period ended September 30, 1997, of which $13,935 was paid to Prudential Securities or its affiliates.

                    PURCHASE AND REDEMPTION OF FUND SHARES

 Shares of each Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of each Fund are offered to a limited group of investors at net asset value without any sales charges. See "Shareholder Guide--How to Buy Shares of the Funds" in the Prospectus.

 Each class represents an interest in the same assets of a Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges or distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

ISSUANCE OF FUND SHARES FOR SECURITIES

 Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the applicable Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market.

SPECIMEN PRICE MAKE-UP

 Under the current distribution arrangements between the Company and the Distributor, Class A shares are sold with a maximum sales charge of 5% and Class B*, Class C* and Class Z shares are sold at net asset value. Using the net asset value at September 30, 1997, the maximum offering price of the Funds' shares is as follows:

                                                   ACTIVE               GROWTH
                                                  BALANCED             & INCOME
                                                   FUND**  GROWTH FUND   FUND
                                                  -------- ----------- --------
CLASS A
Net asset value and redemption price per Class A
 share...........................................  $14.41    $15.39     $12.89
Maximum sales charge (5% of offering price)......     .76       .81        .68
                                                   ------    ------     ------
Offering price to public.........................  $15.17    $16.20     $13.57
                                                   ======    ======     ======
CLASS B
Net asset value, redemption price and offering
 price per Class B share*........................  $14.34    $15.18     $12.86
                                                   ======    ======     ======
CLASS C
Net asset value, redemption price and offering
 price per Class C share*........................  $14.34    $15.18     $12.86
                                                   ======    ======     ======
CLASS Z
Net asset value, offering price and redemption
 price per Class Z share.........................  $14.45    $15.45     $12.93
                                                   ======    ======     ======

-------

 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.
**Active Balanced Fund shares did not exist at September 30, 1997.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

 COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of a Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.

 An eligible group of related Fund investors includes any combination of the following:

 (a) an individual;

 (b) the individual's spouse, their children and their parents;

 (c) the individual's and spouse's Individual Retirement Account (IRA);

 (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

 (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

 (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

 (g) one or more employee benefit plans of a company controlled by an individual.

 In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more retirement or group plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

 The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

 RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of a Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. The value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How Each Fund Values its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

 LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of a Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at net asset value by entering into a Letter of Intent whereby they agree to enroll, within a thirteen month period, a specified number of eligible employees or participants (Participant Letter of Intent).

 For purposes of the Investment Letter of Intent, all shares of a Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.

 A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period, and in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

 The Investment Letter of Intent does not obligate the investor to purchase, nor the Company to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of a Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

 The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or, in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

 The contingent deferred sales charge is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

 CATEGORY OF WAIVER                 REQUIRED DOCUMENTATION
 Death                              A copy of the shareholder's death
                                    certificate or, in the case of a trust, a
                                    copy of the grantor's death certificate,
                                    plus a copy of the trust agreement
                                    identifying the grantor.
 Disability--An individual will be  A copy of the Social Security considered disabled if he or she  Administration award letter or a letter
  is unable to engage in any sub-   from a physician on the physician's
  stantial gainful activity by      letterhead stating that the shareholder
  reason of any medically deter-    (or, in the case of a trust, the grantor)
  minable physical or mental im-    is permanently disabled. The letter must
  pairment which can be expected    also indicate the date of disability.
  to result in death or to be of
  long-continued and indefinite
  duration.
 Distribution from an IRA or        A copy of the distribution form from the
  403(b) Custodial Account          custodial firm indicating (i) the date of
                                    birth of the shareholder and (ii) that the
                                    shareholder is over age 59 1/2 and is
                                    taking a normal distribution--signed by the
                                    shareholder.
 Distribution from Retirement Plan  A letter signed by the plan administrator/trustee indicating the reason
                                    for the distribution.
 Excess Contributions               A letter from the shareholder (for an IRA)
                                    or the plan administrator/trustee on
                                    company letterhead indicating the amount of
                                    the excess and whether or not taxes have
                                    been paid.

 The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

                        SHAREHOLDER INVESTMENT ACCOUNT

 Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. Each Fund makes available to its shareholders the following privileges and plans.

 AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the applicable Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

 EXCHANGE PRIVILEGE. The Company makes available to its shareholders the Exchange Privilege. The Company makes available to its shareholders the privilege of exchanging their shares of a Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of a Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

 It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

 CLASS A. Shareholders of a Fund may exchange their Class A shares for shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

 The following money market funds participate in the Class A Exchange
Privilege:

 Prudential California Municipal Fund
  (California Money Market Series)
 Prudential Government Securities Trust
  (Money Market Series)
  (U.S. Treasury Money Market Series)
 Prudential Municipal Series Fund
  (Connecticut Money Market Series)
  (Massachusetts Money Market Series)
  (New York Money Market Series)
  (New Jersey Money Market Series)

 Prudential MoneyMart Assets, Inc. (Class A shares)

 Prudential Tax-Free Money Fund, Inc.

 CLASS B AND CLASS C. Shareholders of a Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

 Class B and Class C shares of a Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

 At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

  CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

 Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Funds' Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including a Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

 Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

 Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(/1/)

 The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(/2/)

              PERIOD OF
         MONTHLY INVESTMENTS             $100,000 $150,000 $200,000 $250,000
         -------------------             -------- -------- -------- --------
              25 Years........            $  110   $  165   $  220   $  275
              20 Years........               176      264      352      440
              15 Years........               296      444      592      740
              10 Years........               555      833    1,110    1,388
              5 Years.........             1,371    2,057    2,742    3,428

-------
(/1/) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.
(/2/) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

 See "Automatic Savings Accumulation Plan."

 AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of a Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

 Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

 SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

 In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and
(iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-- Automatic Reinvestment of Dividends and Distributions."

 Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

 Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

 Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

 TAX-DEFERRED RETIREMENT PLANS. Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees an other details are available from Prudential Securities or the Transfer Agent.

 Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

 Individual Retirement Accounts. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                         TAX-DEFERRED COMPOUNDING(/1/)

         CONTRIBUTIONS                        PERSONAL
          MADE OVER:                          SAVINGS    IRA
         -------------                        -------- --------
           10 years.......................... $ 26,165 $ 31,291
           15 years..........................   44,676   58,649
           20 years..........................   68,109   98,846
           25 years..........................   97,780  157,909
           30 years..........................  135,346  244,692

-------

(/1/The)chart is for illustrative purposes only and does not represent the performance of a Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

 From time to time, a Fund or the Company may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

 The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

 Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Company. In accordance with procedures adopted by the Company's Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers or independent pricing agents. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sales prices as of the close of trading on the applicable commodities exchange. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Board of Directors.

 Securities or other assets for which reliable market quotations are not readily available, or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors), does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager and Subadviser. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of 60 days or more, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. Each Fund will compute its net asset value at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of a Fund's portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of a Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

 Net asset value is calculated separately for each class. The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A or Class Z shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject and the net asset value of Class A shares will generally be lower than that of Class Z shares because Class Z shares are not subject to any distribution or service fee. It is expected, however, that the net asset value per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS

 Each Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and gains which are distributed to shareholders, and permits net long-term capital gains of the Fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund.

 Qualification as a regulated investment company requires, among other things, that (a) at least 90% of a Fund's annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income (including short-term capital gains) other than long-term capital gains in each year.

 Gains or losses on sales of securities by a Fund will generally be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where the Fund acquires a put or writes a call thereon or makes a short sale against-the-box. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities (assuming they do not qualify as Section 1256 contracts). If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of a Fund's transactions may be subject to wash sale, short sale, constructive sale, conversion transaction and straddle provisions of the Internal Revenue Code which may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by a Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

 Special rules apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which a Fund may invest. See "Investment Objectives and Policies." These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of a Fund's taxable year; that is, treated as having been sold at market value. Except with respect to forward foreign currency exchange contracts, 60% of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

 Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indices will be capital gain or loss and will be long-term or short-term depending upon the holding period of the option. In addition, positions which are part of a straddle will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, a Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund. The conversion transaction rules may apply to certain transactions to treat all or a portion of the gain thereon as ordinary income rather than as capital gain.

 A "passive foreign investment company" (PFIC) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Fund may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

 Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If
Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

 The Fund may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Internal Revenue Code.

 Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements.

 Each Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the 12 months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, a Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which a Fund pays income tax is treated as distributed.

 Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of a Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

 Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent the shares are replaced within the 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

 A shareholder who acquires shares of a Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of such Fund.

 Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual or a foreign entity (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

 Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent a Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Interest income, capital gain net income, gain or loss from Section 1256 contracts (described above), dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

 Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. A Fund does not expect to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders any foreign income taxes paid.

 Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                            PERFORMANCE INFORMATION

 AVERAGE ANNUAL TOTAL RETURN. A Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Funds Calculate Performance" in the Prospectus.

 Average annual total return is computed according to the following formula:

                              P ( 1 + T )n = ERV

 Where:P = a hypothetical initial payment of $1,000.
 T = average annual total return.
 n = number of years.
 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

 Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

 The average annual total returns for the period from November 2, 1995 (commencement of investment operations) to September 30, 1997 and for the one year period ended September 30, 1997 for the Class A, Class B and Class C shares of Growth Fund were 21.99% and 33.28%, 22.68% and 34.39%, 24.41% and
38.39%, respectively. The average annual total returns for Class Z shares of Growth Fund from April 15, 1996 (commencement of investment operations) to September 30, 1997 and for the one year period ended September 30, 1997 were 31.85% and 40.71%, respectively.

 On September 20, 1996, the assets and liabilities of Growth Stock Fund (a series of Prudential Index Series Fund, formerly Prudential Dryden Fund, and formerly The Prudential Institutional Fund) were transferred to the Growth Fund in exchange solely for Class Z shares of the Growth Fund (the Reorganization). The investment objectives and policies of the Growth Stock Fund were substantially similar to those of Growth Fund and both funds had the same investment adviser. Accordingly, if you purchased shares of Growth Stock Fund at its inception on November 5, 1992, owned such shares through September 20, 1996 (thereby participating in the Reorganization), and continued to own Class Z shares received in the Reorganization through September 30, 1997, your average annual total returns (after fees and expenses) for the one, three and since inception (November 5, 1992) periods ended September 30, 1997 would have been 40.71%, 28.90% and 21.37%, respectively. In addition, the aggregate total returns for such periods would have been 40.71%, 114.22% and 158.39%, respectively.

  On or about January 23, 1998, the assets and liabilities of Prudential Active Balanced Fund were transferred to the Active Balanced Fund, in exchange solely for shares of Active Balanced Fund (the Conversion). The investment objectives and policies of Prudential Active Balanced Fund and Active Balanced Fund are virtually identical and each fund has the same investment adviser. Accordingly, if you purchased Class A shares of Prudential Active Balanced Fund at their inception on October 31, 1996, your average annual total return (as well as your aggregate total return) for the period ended September 30, 1997 would have been 17.48%. If you had purchased Class B shares of Prudential Active Balanced Fund at their inception on October 31, 1996, your average annual total return (as well as your aggregate total return) for the period ended September 30, 1997 would have been 16.91%. If you had purchased Class C shares of Prudential Active Balanced Fund at their inception on October 31, 1996, your average annual total return (as well as your aggregate total return) for the period ended September 30, 1997 would have been 16.91%. If you had purchased Class Z shares of Prudential Active Balanced Fund at their inception on January 4, 1993, your average annual total returns for the one year and since inception periods ended September 30, 1997 would have been 21.34% and 73.98%, respectively. Your aggregate total returns for such periods would have been 21.34% and 12.40%, respectively.

 AGGREGATE TOTAL RETURN. A Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Funds Calculate Performance" in the Prospectus.

 Aggregate total return represents the cumulative change in the value of an investment in a Fund and is computed according to the following formula:

                                    ERV - P
                                     -----
                                       P

 Where: P = a hypothetical initial payment of $1,000.
 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

 Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges. The aggregate total returns for the period from November 2, 1995 (commencement of investment operations) to September 30, 1997 and for the one year period ended September 30, 1997 for the Class A, Class B and Class C shares of Growth Fund were 53.90% and 40.29%, 51.80% and 39.39% and 51.80% and 39.39%, respectively. The aggregate total returns for Class Z shares of Growth Fund from April 15, 1996 (commencement of investment operations) to September 30, 1997 and for the one year period ended September 30, 1997 were 49.71% and 40.71%, respectively. Aggregate total returns for the Class A, Class B, Class C and Class Z shares of Growth & Income Fund for the period from November 7, 1996 (commencement of investment operations) to September 30, 1997 were 29.72%, 28.83%, 28.83% and 30.30%, respectively.

  From time to time, the performance of a Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)

                                 [CHART]
Performance Comparison of Different Types of Investments Over the Long Term (1/1926-9/1997)
---------------------------------------------------------------------------
Common Stocks - 11.0%
Long-Term Govt. Bonds - 5.1%
Inflation - 3.1%



-----------

(1) Source: Ibbotson Associates Stocks, Bonds, Bills and Inflation--1997 Yearbook (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved, Common stock returns are based on the Standard and Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

 State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of each Fund and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Company. Subcustodians provide custodial services for a Fund's foreign assets held outside the United States. See "How the Funds are Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

 Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of each Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $9.50, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $.20. For the fiscal year ended September 30, 1997, Growth Fund incurred fees of approximately $1,236,000 for the services of PMFS. For the fiscal period ended September 30, 1997, Growth & Income Fund incurred fees of approximately $88,800 for the services of PMFS. PMFS is also reimbursed for its out-of-pocket expenses, including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

 Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Company's independent accountants, and in that capacity audits the annual financial statements of each Fund.

Portfolio of Investments as           PRUDENTIAL DRYDEN FUND
of September 30, 1997                 PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

Shares      Description                     Value (Note 1)
----------------------------------------------------------------
LONG-TERM INVESTMENTS--90.7%
COMMON STOCKS--50.8%
----------------------------------------------------------------
Airlines--0.6%
   10,600   Delta Air Lines, Inc.                  $     998,388
----------------------------------------------------------------
Automobiles & Trucks--2.7%
   61,800   General Motors Corp.                       4,136,737
    4,700   Meritor Automotive Inc.(a)                   112,495
                                                   -------------
                                                       4,249,232
----------------------------------------------------------------
Banking--3.2%
   14,400   Chase Manhattan Corp.                      1,699,200
   14,500   Fleet Financial Group, Inc.                  950,656
  142,200   Hibernia Corp. U.A.                        2,417,400
                                                   -------------
                                                       5,067,256
----------------------------------------------------------------
Business Services--4.3%
   40,975   CUC International Inc.(a)                  1,270,225
   25,000   Hertz Corp                                   942,187
   20,300   Manpower, Inc.                               801,850
   50,200   Ogden Corp.                                1,185,975
    8,600   Omnicom Group                                625,650
   58,800   Ryder System, Inc.                         2,113,125
                                                   -------------
                                                       6,939,012
----------------------------------------------------------------
Computer Systems/Peripherals--4.1%
   18,400   Digital Equipment Corp.(a)                   796,950
   20,000   Hewlett-Packard Co.                        1,391,250
   25,700   International Business Machines
              Corp.                                    2,722,594
   21,550   Symbol Technologies, Inc.                    946,853
   48,100   Unisys Corp.(a)                              736,531
                                                   -------------
                                                       6,594,178
----------------------------------------------------------------
Food--1.2%
   42,900   Dole Food Company, Inc.                    1,938,544
----------------------------------------------------------------
Hotels--0.9%
   41,000   Hilton Hotels Corp.                    $   1,381,188
----------------------------------------------------------------
Household & Personal Care Products--0.5%
   44,300   The Dial Corp.                               772,481
----------------------------------------------------------------
Insurance--2.8%
   16,800   CIGNA Corp.                                3,129,000
   27,600   NAC Re Corp.                               1,417,950
                                                   -------------
                                                       4,546,950
----------------------------------------------------------------
Machinery--1.0%
   16,800   Case Corp.                                 1,119,300
    9,400   Caterpillar Inc.                             507,012
                                                   -------------
                                                       1,626,312
----------------------------------------------------------------
Media--0.7%
   43,200   Westinghouse Electric Corp.                1,169,100
----------------------------------------------------------------
Metals--2.2%
   47,700   Alumax, Inc.(a)                            1,949,738
   22,900   Reynolds Metals Co.                        1,621,606
                                                   -------------
                                                       3,571,344
----------------------------------------------------------------
Oil Services--2.0%
   25,300   Baker Hughes, Inc.                         1,106,875
   25,600   Dresser Industries, Inc.                   1,100,800
   21,800   Unocal Corp.                                 942,850
                                                   -------------
                                                       3,150,525
----------------------------------------------------------------
Paper--2.3%
   35,500   Boise Cascade Corp.                        1,493,219
   22,300   Champion International Corp.               1,358,906
   49,600   Stone Container Corp.                        771,900
                                                   -------------
                                                       3,624,025

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as           PRUDENTIAL DRYDEN FUND
of September 30, 1997                 PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

Shares      Description                     Value (Note 1)
----------------------------------------------------------------
Petroleum (Domestic)--2.3%
   18,600   Amerada Hess Corp.                     $   1,147,387
   17,900   Anadarko Petroleum Corp.                   1,285,444
   49,023   Union Pacific Resources Group, Inc.        1,283,790
                                                   -------------
                                                       3,716,621
----------------------------------------------------------------
Pharmaceuticals--0.1%
    4,300   Vertex Pharmaceuticals, Inc.(a)              162,325
----------------------------------------------------------------
Photography/Imaging Technology--1.0%
   19,200   Xerox Corp.                                1,616,400
----------------------------------------------------------------
Publishing--5.7%
   43,700   American Greetings Corp.                   1,611,438
   30,600   McGraw-Hill Companies, Inc.                2,071,237
   61,000   New York Times Co.                         3,202,500
   39,900   Tribune Co.                                2,127,169
                                                   -------------
                                                       9,012,344
----------------------------------------------------------------
Railroads--0.9%
   21,561   Union Pacific Corp.                        1,350,258
----------------------------------------------------------------
Realty Investment Trust--0.7%
   39,450   Avalon Properties, Inc.                    1,173,638
----------------------------------------------------------------
Retail--3.0%
   24,100   AutoZone, Inc.(a)                            723,000
  108,979   The Limited, Inc.                          2,663,174
   24,600   Sears, Roebuck & Co.                       1,400,663
                                                   -------------
                                                       4,786,837
----------------------------------------------------------------
Savings & Loan--0.9%
   20,200   Washington Mutual, Inc.                    1,408,950
----------------------------------------------------------------
Semiconductor Devices & Equipment--0.5%
   35,600   International Rectifier Corp.(a)       $     832,150
----------------------------------------------------------------
Specialty Chemicals--2.5%
   24,200   Betz Dearborn Inc.                         1,654,675
   32,200   Dexter Corp.                               1,290,012
   31,000   Morton International, Inc.                 1,100,500
                                                   -------------
                                                       4,045,187
----------------------------------------------------------------
Steel & Metal--2.0%
   24,300   Kennametal, Inc.                           1,178,550
   30,800   Steel Dynamics, Inc.(a)                      723,800
   37,800   USX Corp.-U.S. Steel Group                 1,313,550
                                                   -------------
                                                       3,215,900
----------------------------------------------------------------
Telecommunications Equipment--1.4%
   33,900   General Motors Corp., Series H             2,241,636
----------------------------------------------------------------
Trucking & Shipping--0.5%
   25,300   Knightsbridge Tankers Ltd.                   716,306
----------------------------------------------------------------
Waste Management--0.8%
   36,800   Waste Management Inc.                      1,285,701
                                                   -------------
            Total common stocks
              (cost $58,321,045)                      81,192,788
                                                   -------------
PREFERRED STOCKS--0.5%
----------------------------------------------------------------
   15,400   USX Capital Trust Conv. Pfd. 6.75%
              (cost $736,572)                            736,313
                                                   -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL DRYDEN FUND
PRUDENTIAL ACTIVE BALANCED FUND
Portfolio of Investments as of September 30, 1997
--------------------------------------------------------------------------------

Principal
Amount
(000)       Description                     Value (Note 1)
----------------------------------------------------------------
DEBT OBLIGATIONS--39.4%
----------------------------------------------------------------
Corporate Bonds--1.0%
   $1,570   General Motors Acceptance Corp.
              6.75%, 2/7/02
              (cost $1,576,798)                    $   1,588,840
                                                   -------------
----------------------------------------------------------------
U.S. Government Securities--38.4%
    9,805   United States Treasury Bond,
              7.875%, 2/15/21                         11,422,825
            United States Treasury Notes,
    4,865   8.875%, 11/15/98                           5,029,194
    7,045   7.50%, 11/15/01                            7,424,796
   17,435   6.25%, 2/15/03                            17,601,155
   20,300   5.75%, 8/15/03                            19,985,959
                                                   -------------
            Total U.S. Government securities
              (cost $59,559,007)                      61,463,929
                                                   -------------
            Total debt obligations
              (cost $61,135,805)                      63,052,769
                                                   -------------
            Total long-term investments
              (cost $120,193,422)                    144,981,870
                                                   -------------
SHORT-TERM INVESTMENT--10.6%
----------------------------------------------------------------
Repurchase Agreement--10.6%
   16,910   Joint Repurchase Agreement Account,
              6.127%, 10/01/97 (Note 5)
              (cost $16,910,000)                      16,910,000
----------------------------------------------------------------
Total Investments--101.3%
            (cost $137,103,422; Note 4)              161,891,870
            Liabilities in excess of other
              assets--(1.3%)                         (2,011,517)
                                                   -------------
            Net Assets--100%                       $ 159,880,353
                                                   =============
---------------
(a) Non-income producing security.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                             PRUDENTIAL DRYDEN FUND
Statement of Assets and Liabilities          PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1997
                                                                                                            ------------------
Investments, at value (cost $137,103,422)..............................................................         $161,891,870
Cash...................................................................................................              205,643
Dividends and interest receivable......................................................................              866,767
Receivable for investments sold........................................................................              577,190
Receivable for Fund shares sold........................................................................              127,392
Deferred expenses and other assets.....................................................................                7,060
                                                                                                                ------------
    Total assets.......................................................................................          163,675,922
                                                                                                                ------------
Liabilities
Payable for investments purchased......................................................................            2,261,304
Payable for Fund shares reacquired.....................................................................            1,359,140
Accrued expenses.......................................................................................               89,843
Management fee payable.................................................................................               84,977
Distribution fee payable...............................................................................                  305
                                                                                                                ------------
    Total liabilities..................................................................................            3,795,569
                                                                                                                ------------
Net Assets.............................................................................................         $159,880,353
                                                                                                                ============
Net assets were comprised of:
   Shares of beneficial interest, at par...............................................................         $     11,065
   Paid-in capital in excess of par....................................................................          120,808,732
                                                                                                                ------------
                                                                                                                 120,819,797
   Undistributed net investment income.................................................................            3,191,713
   Accumulated net realized gain on investments........................................................           11,080,395
   Net unrealized appreciation on investments..........................................................           24,788,448
                                                                                                                ------------
Net assets, September 30, 1997.........................................................................         $159,880,353
                                                                                                                ============
Class A:
   Net asset value and redemption price per share
      ($990,155 / 68,713 shares of beneficial interest issued and outstanding).........................               $14.41
   Maximum sales charge (5% of offering price).........................................................                  .76
                                                                                                                      ------
   Maximum offering price to public....................................................................               $15.17
                                                                                                                      ======
Class B:
   Net asset value, offering price and redemption price per share
      ($212,588 / 14,829 shares of beneficial interest issued and outstanding).........................               $14.34
                                                                                                                      ======
Class C:
   Net asset value, offering price and redemption price per share
      ($5,252 / 366 shares of beneficial interest issued and outstanding)..............................               $14.34
                                                                                                                      ======
Class Z:
   Net asset value, offering price and redemption price per share
      ($158,672,358 / 10,980,644 shares of beneficial interest issued and outstanding).................               $14.45
                                                                                                                      ======

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL DRYDEN FUND
PRUDENTIAL ACTIVE BALANCED FUND
Statement of Operations
--------------------------------------------------------------------------------

                                                Year Ended
Net Investment Income                       September 30, 1997
                                            ------------------
Income
   Interest..............................      $  4,870,516
   Dividends (net of foreign withholding
      taxes of $522).....................         1,282,755
                                               ------------
    Total income.........................         6,153,271
                                               ------------
Expenses
   Management fee........................         1,009,861
   Distribution fee--Class A.............               228
   Distribution fee--Class B.............               650
   Distribution fee--Class C.............                 6
   Registration fees.....................           183,000
   Transfer agent's fees and expenses....           167,000
   Custodian's fees and expenses.........            92,000
   Reports to shareholders...............            88,000
   Legal fees............................            33,000
   Administration fee....................            21,553
   Audit fee.............................            15,000
   Organization expense..................            13,213
   Trustees' fees........................            11,250
   Miscellaneous.........................             1,676
                                               ------------
    Total expenses.......................         1,636,437
                                               ------------
Net investment income....................         4,516,834
                                               ------------
Realized and Unrealized Gain
on Investments
Net realized gain on investment
   transactions..........................        11,725,117
Net change in unrealized appreciation on
   investments...........................        13,786,966
                                               ------------
Net gain on investments..................        25,512,083
                                               ------------
Net Increase in Net Assets
Resulting from Operations................      $ 30,028,917
                                               ============


PRUDENTIAL DRYDEN FUND
PRUDENTIAL ACTIVE BALANCED FUND
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

Increase                              Year Ended September 30,
                                      ------------------------
in Net Assets                           1997            1996
                                      --------        --------
Operations
   Net investment income..........  $  4,516,834    $   4,391,687
   Net realized gain on
      investment..................    11,725,117        9,129,045
   Net change in unrealized
      appreciation/depreciation on
      investments.................    13,786,966       (1,120,181)
                                    ------------    -------------
   Net increase in net assets
      resulting from operations...    30,028,917       12,400,551
                                    ------------    -------------
Dividends and distributions
   Dividends to shareholders from
      net investment income
      Class A.....................           (64)              --
      Class B.....................            (6)              --
      Class C.....................            (6)              --
      Class Z.....................    (4,627,738)      (3,972,955)
                                    ------------    -------------
                                      (4,627,814)      (3,972,955)
                                    ------------    -------------
   Distributions to shareholders
      from net realized gains
      Class A.....................          (128)              --
      Class B.....................           (12)              --
      Class C.....................           (12)              --
      Class Z.....................    (9,255,475)      (1,932,789)
                                    ------------    -------------
                                      (9,255,627)      (1,932,789)
                                    ------------    -------------
Fund share transactions (Note 6)
   Net proceeds from shares
      sold........................    55,048,728       36,454,403
   Net asset value of shares
      issued in reinvestment of
      distributions...............    13,883,406        5,905,744
   Cost of shares reacquired......   (78,785,554)     (28,618,544)
                                    ------------    -------------
   Net increase (decrease) in net
      assets from Fund share
      transactions................    (9,853,420)      13,741,603
                                    ------------    -------------
Total increase....................     6,292,056       20,236,410
Net Assets
Beginning of year.................   153,588,297      133,351,887
                                    ------------    -------------
End of year.......................  $159,880,353    $ 153,588,297
                                    ============    =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                             PRUDENTIAL DRYDEN FUND
Notes to Financial Statements                PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
The Prudential Dryden Fund (the "Company") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of six separate funds, one of which is Active Balanced Fund (the "Fund"). Prior to October 30, 1996 the Company was named the Prudential Institutional Fund and prior to September 20, 1996, it consisted of seven separate funds (the "Funds"), five of which were reorganized on September 20, 1996 and combined with existing funds in the Prudential Mutual Funds family of funds (see Note 7).

The Company had no operations until July 7, 1992 when 10,000 shares of beneficial interest of the Company were sold for $100,000 to Prudential Institutional Fund Management, Inc. Investment operations of the Fund commenced on January 4, 1993. The Fund's investment objective is to achieve total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively-managed portfolio of equity securities, fixed income securities and money market instruments.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

Securities Valuation: Securities, including options, warrants, futures contracts and options thereon, for which the primary market is a national securities exchange, commodities exchange, board of trade or NASDAQ are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there was no sale on such day, at the mean between the closing bid and asked prices quoted on such day or at the bid price in the absence of an asked price.

Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by a principal market maker or independent pricing agent.

U.S. government securities for which market quotations are readily available are valued at a price provided by an independent broker/dealer or pricing service.

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the subadviser, does not represent fair value, are valued at fair value as determined under procedures established by the Trustees.

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends and distributions of the Fund are declared in cash and automatically reinvested in additional shares of the Fund. The Fund will declare and distribute its net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

--------------------------------------------------------------------------------

                                           PRUDENTIAL DRYDEN FUND
Notes to Financial Statements              PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
Deferred Organizational Expenses: Approximately $450,000 of costs were incurred in connection with the organization and initial registration of the Company and have been deferred and are being amortized ratably over a period of sixty months from the date each of the Funds commenced investment operations.

Reclassification of Capital Accounts: The Fund accounts and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the fiscal year ended September 30, 1997, the application of this statement increased unrealized appreciation on investments and decreased paid-in capital by $7,210. Net investment income, net realized gains, and net assets were not affected by these reclassifications.

------------------------------------------------------------
Note 2. Agreements

The Fund had a management agreement with Prudential Institutional Fund Management, Inc. through October 30, 1996. Pursuant to this agreement, Prudential Institutional Fund Management, Inc. had responsibility for all investment advisory services and supervised the subadviser's performance of such services.

Prudential Institutional Fund Management, Inc. had a subadvisory agreement with Jennison Associates Capital Corp. ("Jennison") through October 30, 1996. Jennison furnished investment advisory services in connection with the management of the Fund. Prudential Institutional Fund Management, Inc. paid for the costs and expenses attributable to the subadvisory agreements and the salaries and expenses of all personnel of the Fund except for fees and expenses of unaffiliated Trustees. The Fund paid for all other costs and expenses.

Through October 30, 1996 the management fee paid Prudential Institutional Fund Management, Inc. was computed daily and payable monthly at an annual rate of .70 of 1% of the average daily net assets of the Fund. Effective October 31, 1996 the Fund entered into a management agreement with Prudential Investments Fund Management LLC ("PIFM") under which the management fee is computed daily and payable monthly at an annual rate of .65 of 1% of the average daily net assets of the Fund. Pursuant to this agreement PIFM has responsibility for all investment advisory services. PIFM has entered into a subadvisory agreement with Jennison under which Jennison is compensated by PIFM for its services at an annual rate of .30 of 1% of the Fund's average daily net assets up to and including $300 million and .25 of 1% of the Fund's average daily net assets in excess of $300 million. This is the same rate paid to Jennison under the prior subadvisory agreement.

Jennison, subject to the supervision of PIFM, manages the assets of the Fund in accordance with its investment objectives and policies and in a manner consistent with the previous arrangement. PIFM pays for the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund will bear all other costs and expenses.

The Fund had an administration agreement with PIFM through October 30, 1996. The administration fee paid PIFM was computed daily and payable monthly, at an annual rate of .17% of the Company's average daily net assets up to $250 million and .15% of the Company's average daily net assets in excess of $250 million. PIFM furnished to the Fund such services as the Fund required in connection with the administration of the Fund's business affairs. PIFM provided certain transfer agent services through its wholly-owned subsidiary, Prudential Mutual Fund Services LLC ("PMFS"). For such services, PMFS was paid .03% of the Company's average daily net assets up to $250 million and .02% of the Company's average daily net assets in excess of $250 million from the administration fee paid to PIFM (see note 3 below).

Effective October 31, 1996 Prudential Securities Incorporated ("PSI") became the distributor of the Fund's Class A, Class B and Class C shares. PSI also incurs the expenses of distributing the Fund's Class Z shares under the distribution agreement, none of which is reimbursed by or paid for by the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were charged at a rate of .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period November 7, 1996 through September 30, 1997.

PSI has advised the Fund that it received approximately $12,900 in front-end sales charges resulting from sales of Class A shares during the period ended September 30, 1997. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

--------------------------------------------------------------------------------

                                           PRUDENTIAL DRYDEN FUND
Notes to Financial Statements              PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
Jennison, PIFM and PSI are wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the "funds"), entered into a credit agreement (the "Agreement") on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of September 30, 1997. The funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the funds.

------------------------------------------------------------
Note 3. Other Transactions With Affiliates

PMFS, a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended September 30, 1997, the Fund incurred fees of approximately $165,100 for the services of PMFS. As of September 30, 1997, approximately $16,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1997 aggregated $64,694,120 and $66,972,643, respectively.

The cost basis of investments for federal income tax purposes is $137,231,525. As of September 30, 1997, net unrealized appreciation for federal income tax purposes was $24,660,345 (gross unrealized appreciation--$24,737,869, gross unrealized depreciation--$77,524).

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more joint repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At September 30, 1997, the Fund had a 1.3% undivided interest in the repurchase agreements in the joint account. The undivided interest represented $16,910,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor was as follows:

Credit Suisse First Boston Corp., 6.15%, in the principal amount of $341,000,000, repurchase price $341,058,254, due 10/1/97. The value of the collateral including accrued interest was $352,935,110.

Goldman, Sachs & Co., 6.15%, in the principal amount of $341,000,000, repurchase price $341,058,254, due 10/1/97. The value of the collateral including accrued interest was $347,820,010.

Morgan Stanley, Dean Witter, Discover & Co., 6.15%, in the principal amount of $325,256,000, repurchase price $325,311,564, due 10/1/97. The value of the collateral including accrued interest was $331,761,960.

UBS Securities LLC, 6.06%, in the principal amount of $341,000,000, repurchase price $341,057,402, due 10/1/97. The value of the collateral including accrued interest was $347,821,030.

------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value or Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Transactions in shares of beneficial interest during the year ended September 30, 1997 and September 30, 1996 were as follows:

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
November 7, 1996(a)
  through September 30, 1997:
Shares sold........................       68,711    $    971,421
Shares issued in reinvestment of
  dividends and distributions......           15             183
Shares reacquired..................          (13)           (178)
                                      ----------    ------------
Net increase in shares
  outstanding......................       68,713    $    971,426
                                      ==========    ============

--------------------------------------------------------------------------------

                                               PRUDENTIAL DRYDEN FUND
Notes to Financial Statements                  PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

Class B                                 Shares         Amount
-------                               ----------    ------------
November 7, 1996(a)
  through September 30, 1997:
Shares sold........................       14,903    $    197,257
Shares issued in reinvestment of
  dividends and distributions......            1               9
Shares reacquired..................          (75)           (964)
                                      ----------    ------------
Net increase in shares
  outstanding......................       14,829    $    196,302
                                      ==========    ============

Class C
-------
November 7, 1996(a)
  through September 30, 1997:
Shares sold........................          365    $      5,122
Shares issued in reinvestment of
  dividends and distributions......            1               9
Shares reacquired..................           --              --
                                      ----------    ------------
Net increase in shares
  outstanding......................          366    $      5,131
                                      ==========    ============

Class Z
-------
Year ended September 30, 1997:
Shares sold........................    4,174,112    $ 53,874,928
Shares issued in reinvestment of
  dividends and distributions......    1,097,487      13,883,205
Shares reacquired..................   (6,097,293)    (78,784,412)
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (825,694)   $(11,026,279)
                                      ==========    ============
Year ended September 30, 1996:
Shares sold........................    2,893,381    $ 36,454,403
Shares issued in reinvestment of
  dividends and distributions......      483,285       5,905,744
Shares reacquired..................   (2,273,501)    (28,618,544)
                                      ----------    ------------
Net increase in shares
  outstanding......................    1,103,165    $ 13,741,603
                                      ==========    ============

---------------
(a) Commencement of offering of Class A, B, and C shares.
Of the shares outstanding at September 30, 1997, PIFM and affiliates owned 388,158 shares of the Fund.

------------------------------------------------------------
Note 7. Reorganization

On May 17, 1996, the Trustees of the Company approved an Agreement and Plan of Reorganization (the "Plan of Reorganization") for five other series of the Company. Each Plan of Reorganization was approved by applicable shareholders on September 7, 1996. This Fund approved new manager, distributor and transfer agency agreements on October 30, 1996.

Under each Plan of Reorganization, all of the assets and liabilities of the Growth Stock Fund, Balanced Fund, Income Fund and Money Market Fund ("Series") were transferred at net asset value for equivalent value of Class Z shares of Prudential Jennison Series Fund, Inc., Prudential Allocation Fund--Balanced Portfolio, Prudential Government Income Fund, Inc. and Prudential MoneyMart Assets, Inc., respectively. These Series then ceased operations.

The Company's International Stock Fund joined the Prudential Global Fund as separate series of a newly named Prudential World Fund. Existing shareholders became Class Z shareholders and the International Stock Fund also began offering Classes A, B and C shares.

Prudential Stock Index Fund and the Fund remained a series of The Prudential Institutional Fund (renamed the Prudential Dryden Fund). Existing shareholders of the Fund became Class Z shareholders and the Fund began offering Classes A, B and C shares. Prudential Stock Index Fund offers Class I and Class Z shares. Effective October 30, 1996 these funds were managed by PIFM. PMFS provides transfer agency services and PSI acts as distributor.

------------------------------------------------------------
Note 8. Proposed Reorganization

On August 26, 1997, the Board of Trustees of the Fund Company approved an Agreement and Plan of Conversion and Liquidation (the "Plan") which provides for the transfer of all of the assets of the Fund to the Prudential Jennison Series Fund, Inc.--Prudential Jennison Active Balanced Fund (the "Portfolio") in exchange for the respective Class A, Class B, Class C and Class Z shares of the Portfolio and the Portfolio's assumption of the liabilities of the Fund.

The Plan is subject to approval by the shareholders of the Fund at a shareholder meeting scheduled on January 15, 1998. If the Plan is approved, it is expected that the reorganization will take place on or about January 23, 1998. The Fund will bear the costs of the reorganization, including the cost of proxy solicitation.

--------------------------------------------------------------------------------

                                             PRUDENTIAL DRYDEN FUND
Financial Highlights                         PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

                                         Class A           Class B           Class C                      Class Z
                                      -------------     -------------     -------------     ------------------------------------
                                       November 7,       November 7,       November 7,
                                         1996(e)           1996(e)           1996(e)
                                         Through           Through           Through              Year Ended September 30,
                                      September 30,     September 30,     September 30,     ------------------------------------
                                          1997              1997              1997             1997          1996         1995
                                      -------------     -------------     -------------     ----------     --------     --------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
   period.........................       $ 13.40           $ 13.40           $ 13.40         $  13.01      $  12.46     $  10.92
                                           -----             -----             -----        ----------     --------     --------
Income from investment
   operations:
Net investment income.............           .21(f)            .19(f)            .13(f)           .39(f)        .29(b)       .33(b)
Net realized and unrealized gain
   (loss) on investment
   transactions...................          1.97              1.92              1.98             2.22           .81         1.54
                                           -----             -----             -----        ----------     --------     --------
   Total from investment
      operations..................          2.18              2.11              2.11             2.61          1.10         1.87
                                           -----             -----             -----        ----------     --------     --------
Less distributions:
Dividends from net investment
   income.........................          (.39)             (.39)             (.39)            (.39)         (.37)        (.29)
Distributions from net realized
   gains..........................          (.78)             (.78)             (.78)            (.78)         (.18)        (.04)
                                           -----             -----             -----        ----------     --------     --------
   Total distributions............         (1.17)            (1.17)            (1.17)           (1.17)         (.55)        (.33)
                                           -----             -----             -----        ----------     --------     --------
Net asset value, end of period....       $ 14.41           $ 14.34           $ 14.34         $  14.45      $  13.01     $  12.46
                                           =====             =====             =====        ==========     ========     ========

TOTAL RETURN(d)...................         17.48%            16.91%            16.91%           21.34%         9.11%       17.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...       $   990           $   213           $     5         $158,672      $153,588     $133,352
Average net assets (000)..........       $   100           $    71           $     1         $154,199      $142,026     $104,821
Ratios to average net assets:
   Expenses, including
      distribution fees...........          1.31%(c)          2.06%(c)          2.06%(c)         1.06%         1.00%(b)     1.00%(b)

   Expenses, excluding
      distribution fees...........          1.06%(c)          1.06%(c)          1.06%(c)          N/A           N/A          N/A
   Net investment income..........          2.69%(c)          1.94%(c)          1.94%(c)         2.94%         3.09%(b)     3.53%(b)

Portfolio turnover rate...........            50%               50%               50%              50%           51%          30%
Average commission rate paid per
   share..........................       $ .0625           $ .0625           $ .0625         $  .0625      $  .0654          N/A

                                                 January 4,
                                                   1993(a)
                                                   Through
                                                September 30,
                                     1994           1993
                                    -------     -------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
   period.........................  $ 11.05        $ 10.00
                                    -------         ------
Income from investment
   operations:
Net investment income.............      .24(b)         .21(b)
Net realized and unrealized gain
   (loss) on investment
   transactions...................     (.12)           .84
                                    -------         ------
   Total from investment
      operations..................      .12           1.05
                                    -------         ------
Less distributions:
Dividends from net investment
   income.........................     (.14)            --
Distributions from net realized
   gains..........................     (.11)            --
                                    -------         ------
   Total distributions............     (.25)            --
                                    -------         ------
Net asset value, end of period....  $ 10.92        $ 11.05
                                    =======         ======

TOTAL RETURN(d)...................     1.07%         10.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...  $81,176        $38,786
Average net assets (000)..........  $58,992        $12,815
Ratios to average net assets:
   Expenses, including
      distribution fees...........     1.00%(b)       1.00%(b)(c)
   Expenses, excluding
      distribution fees...........      N/A            N/A
   Net investment income..........     3.06%(b)       2.68%(b)(c)
Portfolio turnover rate...........       40%            47%
Average commission rate paid per
   share..........................      N/A            N/A

---------------
(a) Commencement of investment operations.
(b) Net of expense subsidy.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies where applicable.
(e) Commencement of offering of Class A, B and C shares.
(f) Calculated based upon weighted average shares outstanding during the year.
N/A--Data not required for these periods.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                             PRUDENTIAL DRYDEN FUND
Report of Independent Accountants            PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Prudential Dryden Fund--Prudential Active Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Dryden Fund--Prudential Active Balanced Fund (the "Fund", one of the portfolios constituting Prudential Dryden Fund) (formerly The Prudential Institutional Fund--Prudential Active Balanced Fund) at September 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provides a reasonable basis for the opinion expressed above. The accompanying statement of changes in net assets for the year ended September 30, 1996 and the financial highlights for each of the four periods in the period ended September 30, 1996 were audited by other independent accountants, whose opinion dated November 13, 1996 was unqualified.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
November 14, 1997

--------------------------------------------------------------------------------

                         INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF THE PRUDENTIAL INSTITUTIONAL FUND-ACTIVE BALANCED FUND

We have audited the accompanying statements of changes in net assets of The Prudential Institutional Fund-Active Balanced Fund for the year ended September 30, 1996, and the financial highlights contained in the prospectus for the three years ended September 30, 1996 and for the period January 4, 1993 (commencement of investment operations) to September 30, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the changes in net assets and the financial highlights of The Prudential Institutional Fund-Active Balanced Fund for the respective stated periods in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
New York, New York
November 13, 1996

Portfolio of Investments as       PRUDENTIAL JENNISON SERIES FUND, INC.
of September 30, 1997             PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)
---------------------------------------------------------------
LONG-TERM INVESTMENTS--98.9%
COMMON STOCKS--98.9%
---------------------------------------------------------------

Aerospace/Defense--2.5%
 325,000     Boeing Co.                          $   17,692,188
 396,000     Gartner Group, Inc.                     11,880,000
                                                 --------------
                                                     29,572,188
---------------------------------------------------------------
Banks & Financial Services--8.0%
 218,900     Chase Manhattan Corp.                   25,830,200
 260,900     MBNA Corp.                              10,566,450
 421,390     Morgan Stanley, Dean Witter,
                Discover & Co.                       22,781,397
 399,600     Schwab (Charles) Corp.                  14,285,700
 329,400     Washington Mutual, Inc.                 22,975,650
                                                 --------------
                                                     96,439,397
---------------------------------------------------------------
Business Services--6.3%
 627,425     CUC International, Inc.(a)              19,450,175
 377,600     Eagle River Interactive, Inc.(a)         4,059,200
 318,800     Manpower, Inc.                          12,592,600
 276,500     Omnicom Group, Inc.                     20,115,375
 269,800     Reuters Holdings PLC (ADR)
                (United Kingdom)                     19,223,250
                                                 --------------
                                                     75,440,600
---------------------------------------------------------------
Cellular Communications--0.9%
 214,600     Vodafone Group PLC (ADR) (United
                Kingdom)                             11,534,750
---------------------------------------------------------------
Chemicals--1.5%
 460,000     Monsanto Co.                            17,940,000
---------------------------------------------------------------
Computer Systems/Peripherals--10.0%
 404,800     Compaq Computer Corp.(a)                30,258,800
 218,400     Dell Computer Corp.(a)                  21,157,500
 362,700     Diebold, Inc.                           17,182,913
 558,900     Hewlett-Packard Co.                     38,878,481
 116,400     International Business Machines
                Corp.                                12,331,125
                                                 --------------
                                                    119,808,819

---------------------------------------------------------------
Diversified Operations--1.2%
 206,700     General Electric Co.                $   14,068,519
---------------------------------------------------------------
EDP Software & Services--3.6%
 339,400     Intuit, Inc.(a)                         10,860,800
 130,400     Microsoft Corp. (a)                     17,253,550
 165,500     SAP AG (ADR)(Germany)                   14,728,110
                                                 --------------
                                                     42,842,460
---------------------------------------------------------------
Electronic Components--6.7%
 348,800     Intel Corp.                             32,198,600
 610,400     International Rectifier Corp.(a)        14,268,100
 372,200     LSI Logic Corp. (a)                     11,956,925
 161,800     Texas Instruments, Inc.                 21,863,225
                                                 --------------
                                                     80,286,850
---------------------------------------------------------------
Health Care Services--2.7%
 628,700     Healthsouth Corp.(a)                    16,778,431
 536,000     PhyCor, Inc.(a)                         15,577,500
                                                 --------------
                                                     32,355,931
---------------------------------------------------------------
Hotels--2.5%
 237,800     Doubletree Corp.(a)                     11,473,850
 541,200     Hilton Hotels Corp.                     18,231,675
                                                 --------------
                                                     29,705,525
---------------------------------------------------------------
Household & Personal Care Products--1.3%
 176,700     Gillette Co.                            15,251,419
---------------------------------------------------------------
Industrial Technology/Instruments--4.3%
 173,500     Applied Materials, Inc.(a)              16,525,875
 248,500     KLA Tencor Corp.(a)                     16,789,281
 426,700     Symbol Technologies, Inc.               18,748,131
                                                 --------------
                                                     52,063,287

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as           PRUDENTIAL JENNISON SERIES FUND, INC.
of September 30, 1997                 PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)
---------------------------------------------------------------

Insurance--7.2%
  82,900     CIGNA Corp.                         $   15,440,125
 316,800     MGIC Investment Corp.                   18,156,600
 327,533     Mutual Risk Management, Ltd.            16,642,771
 218,300     Provident Companies, Inc.               15,267,356
 448,700     UNUM Corp.                              20,471,937
                                                 --------------
                                                     85,978,789
---------------------------------------------------------------
Machinery--1.1%
 193,800     Case Corp.                              12,911,925
---------------------------------------------------------------
Media--2.7%
 278,300     Clear Channel Communications,
                Inc.(a)                              18,054,712
 181,100     The Walt Disney Co.                     14,601,188
                                                 --------------
                                                     32,655,900
---------------------------------------------------------------
Networking--5.4%
 533,200     3Com Corp.(a)                           27,326,500
 512,000     Cisco Systems, Inc. (a)                 37,408,000
                                                 --------------
                                                     64,734,500
---------------------------------------------------------------
Oil Services--2.6%
 368,600     Schlumberger, Ltd.                      31,031,512
---------------------------------------------------------------
Pharmaceuticals--11.2%
 150,200     Boston Scientific Corp. (a)              8,289,163
 246,100     Bristol-Myers Squibb Co.                20,364,775
 224,400     Eli Lilly & Co.                         27,026,175
 689,200     Pfizer, Inc.                            41,395,075
 523,700     Smithkline Beecham PLC (ADR)
                (United Kingdom)                     25,595,837
  91,100     Warner-Lambert Co.                      12,292,806
                                                 --------------
                                                    134,963,831
---------------------------------------------------------------
Retail--8.5%
 216,100     AutoZone, Inc.(a)                        6,483,000
 662,500     Corporate Express, Inc.(a)              13,995,313
 455,925     Dollar General Corp.                    15,529,945
 355,600     Gap, Inc.                               17,802,225
 207,600     Home Depot, Inc.                    $   10,821,150
 249,700     Kohl's Corp.(a)                         17,728,700
 336,800     Sears, Roebuck & Co.                    19,176,550
                                                 --------------
                                                    101,536,883
---------------------------------------------------------------
Telecommunication Services--1.3%
 437,800     AirTouch Communications, Inc.(a)        15,514,538
  15,000     RSL Communications, Ltd.(a)                330,000
                                                 --------------
                                                     15,844,538
---------------------------------------------------------------
Telecommunications Equipment--5.6%
 190,400     Ciena Corp.(a)                           9,430,750
 286,600     Motorola, Inc.                          20,599,375
 242,500     Nokia Corp. (ADR)(Finland)              22,749,531
 287,100     Tellabs, Inc.(a)                        14,785,650
                                                 --------------
                                                     67,565,306
---------------------------------------------------------------
Trucking & Shipping--1.8%
 278,100     Federal Express Corp.(a)                22,248,000
                                                 --------------
             Total long-term investments
                (cost $853,003,444)               1,186,780,929
                                                 --------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--0.9%

Commercial Paper--0.9%

P1            $10,159      Ford Motor Credit Co.
                             6.15%, 10/1/97
                             (cost $10,159,000)           10,159,000
--------------------------------------------------------------------
Total Investments--99.8%
                           (cost $863,162,444;
                             Note 4)                   1,196,939,929
                           Other assets in excess
                             of
                             liabilities--0.2%             2,489,931
                                                     ---------------
                           Net Assets--100%          $ 1,199,429,860
                                                     ===============

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                         PRUDENTIAL JENNISON SERIES FUND, INC.
Statement of Assets and Liabilities      PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1997
                                                                                                            ------------------
Investments, at value (cost $863,162,444)..............................................................        $1,196,939,929
Cash...................................................................................................             1,132,392
Receivable for investments sold........................................................................             5,014,392
Receivable for Series shares sold......................................................................             4,739,703
Dividends and interest receivable......................................................................               652,640
Deferred expenses and other assets.....................................................................               135,543
                                                                                                               ----------------
   Total assets........................................................................................         1,208,614,599
                                                                                                               ----------------
Liabilities
Payable for investments purchased......................................................................             6,036,257
Payable for Series shares reacquired...................................................................             1,919,751
Management fee payable.................................................................................               570,278
Distribution fees payable..............................................................................               378,572
Accrued expenses and other liabilities.................................................................               262,783
Withholding taxes payable..............................................................................                17,098
                                                                                                               ----------------
   Total liabilities...................................................................................             9,184,739
                                                                                                               ----------------
Net Assets.............................................................................................        $1,199,429,860
                                                                                                               ================
Net assets were comprised of:
   Common stock, at par................................................................................        $       78,191
   Paid-in capital in excess of par....................................................................           784,299,181
                                                                                                               ----------------
                                                                                                                  784,377,372
   Accumulated net realized gain on investments........................................................            81,276,520
   Net unrealized appreciation on investments..........................................................           333,775,968
                                                                                                               ----------------
Net assets, September 30, 1997.........................................................................        $1,199,429,860
                                                                                                               ================
Class A:
   Net asset value and redemption price per share
      ($145,022,025 / 9,421,277 shares of common stock issued and outstanding).........................                $15.39
   Maximum sales charge (5% of offering price).........................................................                   .81
                                                                                                                       ------
   Maximum offering price to public....................................................................                $16.20
                                                                                                                       ======
Class B:
   Net asset value, offering price and redemption price per share
      ($419,405,140 / 27,634,577 shares of common stock issued and outstanding)........................                $15.18
                                                                                                                       ======
Class C:
   Net asset value, offering price and redemption price per share
      ($25,133,800 / 1,656,067 shares of common stock issued and outstanding)..........................                $15.18
                                                                                                                       ======
Class Z:
   Net asset value, offering price and redemption price per share
      ($609,868,895 / 39,477,787 shares of common stock issued and outstanding)........................                $15.45
                                                                                                                       ======

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL JENNISON SERIES FUND, INC.
PRUDENTIAL JENNISON GROWTH FUND
Statement of Operations
--------------------------------------------------------------------------------

                                                  Year Ended
                                                 September 30,
Net Investment Income (Loss)                         1997
                                                 -------------
Income
   Dividends (net of foreign withholding taxes
      of $185,509)............................   $  6,429,231
   Interest...................................        967,368
                                                 ------------
      Total income............................      7,396,599
                                                 ------------
Expenses
   Management fee.............................      5,276,337
   Distribution fee--Class A..................        264,954
   Distribution fee--Class B..................      2,994,762
   Distribution fee--Class C..................        182,481
   Transfer agent's fees and expenses.........      1,376,000
   Reports to shareholders....................        235,000
   Registration fees..........................        233,000
   Custodian's fees and expenses..............        128,000
   Legal fees and expenses....................         65,000
   Amortization of deferred organization
      expense.................................         37,967
   Audit fee..................................         20,000
   Insurance expense..........................         12,000
   Directors' fees and expenses...............         10,500
   Miscellaneous..............................         11,912
                                                 ------------
      Total expenses..........................     10,847,913
                                                 ------------
Net investment income (loss)..................     (3,451,314)
                                                 ------------
Realized and Unrealized Gain
on Investments
Net realized gain on investment
   transactions...............................     90,453,012
Net change in unrealized appreciation on
   investments................................    224,732,097
                                                 ------------
Net gain on investments.......................    315,185,109
                                                 ------------
Net Increase in Net Assets
Resulting from Operations.....................   $311,733,795
                                                 ============


PRUDENTIAL JENNISON SERIES FUND, INC.
PRUDENTIAL JENNISON GROWTH FUND
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                November 2, 1995(a)
                                Year Ended            Through
Increase (Decrease)           September 30,        September 30,
in Net Assets                      1997                 1996
                              -------------     -------------------
Operations
   Net investment income
      (loss)...............   $   (3,451,314)      $   (2,046,837)
   Net realized gain (loss)
      on investments.......       90,453,012           (9,176,492)
   Net change in unrealized
      appreciation on
      investments..........      224,732,097           36,196,257
                              --------------    -----------------
   Net increase in net
      assets resulting from
      operations...........      311,733,795           24,972,928
                              --------------    -----------------
Series share transactions
   (net of share
   conversions) (Note 5)
   Net proceeds from shares
      sold.................      859,180,110          819,026,956
   Cost of shares
      reacquired...........     (666,161,401)        (149,422,528)
                              --------------    -----------------
   Net increase in net
      assets from Series
      share transactions...      193,018,709          669,604,428
                              --------------    -----------------
Total increase.............      504,752,504          694,577,356
Net Assets
Beginning of period........      694,677,356              100,000
                              --------------    -----------------
End of period..............   $1,199,429,860       $  694,677,356
                              ==============    =================

---------------
(a) Commencement of investment operations.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                         PRUDENTIAL JENNISON SERIES FUND, INC.
Notes to Financial Statements            PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

Prudential Jennison Growth Fund (the "Series") is a separately managed series of Prudential Jennison Series Fund, Inc., formerly Prudential Jennison Fund, Inc. (the "Fund"). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Series had no significant operations other than the issuance of 3,334 shares of Class A and 3,333 shares of Class B and Class C common stock for $100,000 on September 13, 1995 to Prudential Investments Fund Management LLC ("PIFM"). Investment operations commenced on November 2, 1995.
The Series' investment objective is to achieve long-term growth of capital by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the mean between the closing bid and asked prices on such day or at the bid price in the absence of an asked price, as provided by a pricing service. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by a principal market maker or independent pricing agent. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices provided by the respective exchange. Futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis and is net of discount accretion and premium amortization. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually and to make distributions of any net capital gains at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

Deferred Organization Expenses: Approximately $200,000 of expenses were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Series commenced investment operations.

Reclassification of Capital Accounts: The Series accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the year ended September 30, 1997, the Series reclassified current net operating losses by decreasing accumulated net investment loss and decreasing paid-in capital by $3,451,314. Net investment income, net realized gains, and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with PIFM. Pursuant to a subadvisory agreement between PIFM and Jennison Associates Capital

--------------------------------------------------------------------------------

                                        PRUDENTIAL JENNISON SERIES FUND, INC.
Notes to Financial Statements           PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

Corp. ("Jennison"), Jennison furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of the Series in accordance with its investment objectives and policies.

The management fee paid PIFM will be computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series. PIFM pays Jennison a subadvisory fee at an annual rate of .30 of 1% of the average daily net assets of the Series up to and including $300 million and .25 of 1% of such assets in excess of $300 million. PIFM also pays the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI"), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the "Class A, B and C Plans"), regardless of expenses actually incurred by PSI. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended September 30, 1997.

PSI has advised the Series that it has received approximately $608,000 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 1997. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that for the year ended September 30, 1997, it received approximately $727,100 and $5,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PIFM, Jennison and PSI are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the "Funds"), entered into a credit agreement (the "Agreement") on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series has not borrowed any amounts pursuant to the Agreement as of September 30, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended September 30, 1997, the Series incurred fees of approximately $1,236,000 for the services of PMFS. As of September 30, 1997, approximately $122,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

For the year ended September 30, 1997, PSI earned approximately $50,600 in brokerage commissions from portfolio transactions executed on behalf of the Series.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 1997 were $724,562,581 and $541,374,570, respectively.

The cost of investments for federal income tax purposes at September 30, 1997, was $864,345,826 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $332,594,103 (gross unrealized appreciation--$343,656,967; gross unrealized depreciation--$11,062,864).

------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a contingent deferred sales charge of 1% during

--------------------------------------------------------------------------------

                                          PRUDENTIAL JENNISON SERIES FUND, INC.
Notes to Financial Statements             PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

the first year. Class Z shares are not subject to any sales or redemption charge and are offered for sale to specific categories of investors.

There are 3 billion shares of $.001 par value common stock authorized which are divided into three series, each of which offers four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares. Of the shares outstanding at September 30, 1997, PIFM owned 10,000 shares of the Series.

Transactions in shares of common stock were as follows:

Class A                                Shares         Amount
-------                              -----------   -------------
Year ended September 30, 1997
Shares sold........................   25,998,077   $ 330,048,473
Shares reacquired..................  (24,630,004)   (310,892,744)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    1,368,073      19,155,729
Shares issued upon conversion from
  Class B..........................      263,019       3,525,367
                                     -----------   -------------
Net increase in shares
  outstanding......................    1,631,092   $  22,681,096
                                     ===========   =============
November 2, 1995(a) through
  September 30, 1996
Shares sold........................   18,039,463   $ 185,913,237
Shares reacquired..................  (10,367,758)   (108,741,785)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    7,671,705      77,171,452
Shares issued upon conversion from
  Class B..........................      115,146       1,214,220
                                     -----------   -------------
Net increase in shares
  outstanding......................    7,786,851   $  78,385,672
                                     ===========   =============

Class B
-------
Year ended September 30, 1997
Shares sold........................   11,358,438   $ 145,846,890
Shares reacquired..................   (4,716,088)    (59,467,575)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    6,642,350      86,379,315
Shares reacquired upon conversion
  into Class A.....................     (266,196)     (3,525,367)
                                     -----------   -------------
Net increase in shares
  outstanding......................    6,376,154   $  82,853,948
                                     ===========   =============

Class B                                Shares         Amount
-------                              -----------   -------------
November 2, 1995(a) through
  September 30, 1996
Shares sold........................   23,516,319   $ 240,060,319
Shares reacquired..................   (2,146,698)    (22,165,141)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................   21,369,621     217,895,178
Shares reacquired upon conversion
  into Class A.....................     (114,531)     (1,214,220)
                                     -----------   -------------
Net increase in shares
  outstanding......................   21,255,090   $ 216,680,958
                                     ===========   =============

Class C
-------
Year ended September 30, 1997
Shares sold........................      560,427   $   7,367,068
Shares reacquired..................     (307,304)     (3,823,506)
                                     -----------   -------------
Net increase in shares
  outstanding......................      253,123   $   3,543,562
                                     ===========   =============
November 2, 1995(a) through
  September 30, 1996
Shares sold........................    1,610,012   $  16,355,793
Shares reacquired..................     (210,401)     (2,163,259)
                                     -----------   -------------
Net increase in shares
  outstanding......................    1,399,611   $  14,192,534
                                     ===========   =============

Class Z
-------
Year ended September 30, 1997
Shares sold........................   30,018,513   $ 375,917,679
Shares reacquired..................  (23,558,475)   (291,977,576)
                                     -----------   -------------
Net increase in shares
  outstanding......................    6,460,038   $  83,940,103
                                     ===========   =============
April 15, 1996(b) through
  September 30, 1996
Shares sold........................    2,971,624   $  32,570,435
Shares issued due to acquisition of
  The Prudential Institutional
  Fund--Growth Stock Fund..........   31,510,396     344,127,172
Shares reacquired..................   (1,464,271)    (16,352,343)
                                     -----------   -------------
Net increase in shares
  outstanding......................   33,017,749   $ 360,345,264
                                     ===========   =============
---------------
(a) Commencement of investment operations.
(b) Commencement of offering of Class Z shares.

--------------------------------------------------------------------------------

                                 PRUDENTIAL JENNISON SERIES FUND, INC.
Financial Highlights             PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

                                                    Class A                             Class B                    Class C
                                        -------------------------------     -------------------------------     -------------
                                                           November 2,                         November 2,
                                            Year             1995(a)            Year             1995(a)            Year
                                            Ended            Through            Ended            Through            Ended
                                        September 30,     September 30,     September 30,     September 30,     September 30,
                                            1997              1996              1997              1996              1997
                                        -------------     -------------     -------------     -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period...........................      $   10.97          $ 10.00          $   10.89         $   10.00          $ 10.89
                                          ---------           ------          ---------         ---------          -------
Income from investment operations
Net investment income (loss)(d).....           (.03)            (.03)              (.12)             (.10)            (.12)
Net realized and unrealized gain on
   investment transactions..........           4.45             1.00               4.41               .99             4.41
                                          ---------           ------          ---------         ---------          -------
   Total from investment
      operations....................           4.42              .97               4.29               .89             4.29
                                          ---------           ------          ---------         ---------          -------
Net asset value, end of period......      $   15.39          $ 10.97          $   15.18         $   10.89          $ 15.18
                                          =========          =======          =========         =========          =======
TOTAL RETURN(c).....................          40.29%            9.70%             39.39%             8.90%           39.39%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).....      $ 145,022          $85,440          $ 419,405         $ 231,541          $25,134
Average net assets (000)............      $ 105,982          $70,667          $ 299,476         $ 162,412          $18,248
Ratios to average net assets:
   Expenses, including distribution
      fees..........................           1.09%            1.23%(e)           1.84%             1.98%(e)         1.84%
   Expenses, excluding distribution
      fees..........................            .84%             .98%(e)            .84%              .98%(e)          .84%
   Net investment income (loss).....           (.25)%           (.37)%(e)         (1.00)%           (1.12)%(e)       (1.00)%
Portfolio turnover rate.............             63%              42%                63%               42%              63%
Average commission rate paid per
   share............................      $   .0596          $ .0611          $   .0596         $   .0611          $ .0596

                                                                    Class Z
                                                        -------------------------------
                                       November 2,                          April 15,
                                         1995(a)            Year             1996(b)
                                         Through            Ended            Through
                                      September 30,     September 30,     September 30,
                                          1996              1997              1996
                                      -------------     -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period...........................     $ 10.00          $   10.98         $   10.32
                                         -------          ---------         ---------
Income from investment operations
Net investment income (loss)(d).....        (.10)                --              (.02)
Net realized and unrealized gain on
   investment transactions..........         .99               4.47               .68
                                         -------          ---------         ---------
   Total from investment
      operations....................         .89               4.47               .66
                                         -------          ---------         ---------
Net asset value, end of period......     $ 10.89          $   15.45         $   10.98
                                         =======          =========         =========
TOTAL RETURN(c).....................        8.90%             40.71%             6.40%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).....     $15,281          $ 609,869         $ 362,416
Average net assets (000)............     $12,550          $ 455,684         $  26,829
Ratios to average net assets:
   Expenses, including distribution
      fees..........................        1.98%(e)            .84%              .98%(e)
   Expenses, excluding distribution
      fees..........................         .98%(e)            .84%              .98%(e)
   Net investment income (loss).....       (1.12)%(e)            --              (.12)%(e)
Portfolio turnover rate.............          42%                63%               42%
Average commission rate paid per
   share............................     $ .0611          $   .0596         $   .0611

---------------
(a) Commencement of investment operations.
(b) Commencement of offering of Class Z shares.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
(e) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                         PRUDENTIAL JENNISON SERIES FUND, INC.
Report of Independent Accountants        PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Prudential Jennison Series Fund, Inc., Prudential Jennison Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Jennison Series Fund, Inc., Prudential Jennison Growth Fund (the "Fund", one of the portfolios constituting Prudential Jennison Series Fund, Inc.) at September 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provides a reasonable basis for the opinion expressed above. The accompanying statement of changes in net assets and the financial highlights for the period ended September 30, 1996 were audited by other independent accountants, whose opinion dated November 4, 1996 was unqualified.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
November 14, 1997

                         INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF DIRECTORS OF PRUDENTIAL JENNISON GROWTH FUND:

We have audited the accompanying statements of changes in net assets of Prudential Jennison Growth Fund for the period ended September 30, 1996, and the financial highlights contained in the prospectus for the period November 2, 1995 (commencement of investment operations) to September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the changes in net assets and the financial highlights of Prudential Jennison Growth Fund for the respective stated period in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
New York, New York
November 4, 1996

                                    PRUDENTIAL JENNISON SERIES FUND, INC.
Portfolio of Investments as         PRUDENTIAL JENNISON GROWTH &
of September 30, 1997               INCOME FUND
--------------------------------------------------------------------------------

Shares       Description                          Value (Note 1)
---------------------------------------------------------------
LONG-TERM INVESTMENTS--88.2%
COMMON STOCKS--87.3%
---------------------------------------------------------------
Aerospace/Defense--2.8%
  54,700     General Motors Corp., Class H         $  3,617,038
---------------------------------------------------------------
Airlines--1.0%
  14,000     Delta Airlines, Inc.                     1,318,625
---------------------------------------------------------------
Aluminum--4.1%
  73,200     Alumax, Inc. (a)                         2,992,050
  33,000     Reynolds Metals Co.                      2,336,812
                                                   ------------
                                                      5,328,862
---------------------------------------------------------------
Automobiles & Trucks--3.9%
  74,900     General Motors Corp.                     5,013,619
---------------------------------------------------------------
Banking--5.6%
  21,500     Chase Manhattan Corp.                    2,537,000
  23,600     Fleet Financial Group, Inc.              1,547,275
 184,700     Hibernia Corp., Class A                  3,139,900
                                                   ------------
                                                      7,224,175
---------------------------------------------------------------
Business Services--4.3%
  63,700     CUC International, Inc. (a)              1,974,700
  29,100     Manpower, Inc.                           1,149,450
  69,800     Ryder System, Inc.                       2,508,437
                                                   ------------
                                                      5,632,587
---------------------------------------------------------------
Cellular Communications--0.5%
  12,500     Vodafone Group PLC (ADR)
                (United Kingdom)                        671,875
---------------------------------------------------------------
Commercial Services--1.4%
  74,600     Ogden Corp.                              1,762,425
---------------------------------------------------------------
Computer Systems/Peripherals--6.8%
  29,700     Digital Equipment Corp. (a)              1,286,381
  30,100     Hewlett-Packard Co.                      2,093,831
 126,900     Intergraph Corp. (a)                  $  1,380,038
  28,800     International Business Machines
                Corp.                                 3,051,000
  71,300     Unisys Corp. (a)                         1,091,781
                                                   ------------
                                                      8,903,031
---------------------------------------------------------------
Environmental Services--1.6%
  57,900     Waste Management, Inc.                   2,022,881
---------------------------------------------------------------
Foods--2.3%
  67,300     Dole Food Co., Inc.                      3,041,119
---------------------------------------------------------------
Hotels--1.6%
  61,100     Hilton Hotels Corp.                      2,058,306
---------------------------------------------------------------
Household & Personal Care Products--1.0%
  71,200     The Dial Corp.                           1,241,550
---------------------------------------------------------------
Industrial Technology/Instruments--1.2%
  34,350     Symbol Technologies, Inc. (a)            1,509,253
---------------------------------------------------------------
Insurance--5.7%
  20,200     CIGNA Corp.                              3,762,250
  40,300     NAC Re Corp.                             2,070,413
  47,300     TIG Holdings, Inc.                       1,646,631
                                                   ------------
                                                      7,479,294
---------------------------------------------------------------
Machinery & Equipment--1.2%
  24,200     Case Corp.                               1,612,325
---------------------------------------------------------------
Manufacturing--1.0%
  27,800     Kennametal, Inc.                         1,348,300
---------------------------------------------------------------
Media--1.6%
   8,200     Chris-Craft Industries, Inc. (a)           432,038
  60,800     Westinghouse Electric Corp.              1,645,400
                                                   ------------
                                                      2,077,438

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                    PRUDENTIAL JENNISON SERIES FUND, INC.
Portfolio of Investments as         PRUDENTIAL JENNISON GROWTH &
of September 30, 1997               INCOME FUND
--------------------------------------------------------------------------------

Shares       Description                          Value (Note 1)
---------------------------------------------------------------
Office Equipment & Supplies--1.8%
  28,300     Xerox Corp.                           $  2,382,506
---------------------------------------------------------------
Oil Services--2.3%
  40,400     Baker Hughes, Inc.                       1,767,500
  27,700     Dresser Industries, Inc.                 1,191,100
                                                   ------------
                                                      2,958,600
---------------------------------------------------------------
Paper & Forest Products--4.1%
  52,500     Boise Cascade Corp.                      2,208,281
  31,800     Champion International Corp.             1,937,813
  79,600     Stone Container Corp.                    1,238,775
                                                   ------------
                                                      5,384,869
---------------------------------------------------------------
Petroleum--5.3%
  29,600     Amerada Hess Corp.                       1,825,950
  25,200     Anadarko Petroleum Corp.                 1,809,675
  66,600     Union Pacific Resources Group, Inc.      1,744,087
  34,700     Unocal Corp.                             1,500,775
                                                   ------------
                                                      6,880,487
---------------------------------------------------------------
Pharmaceuticals--0.6%
  10,600     Smithkline Beecham PLC (ADR)
                (United Kingdom)                        518,075
   6,400     Vertex Pharmaceuticals, Inc. (a)           241,600
                                                   ------------
                                                        759,675
---------------------------------------------------------------
Publishing--7.9%
  66,500     American Greetings Corp., Class A        2,452,187
  31,300     McGraw-Hill Companies, Inc.              2,118,619
  60,900     New York Times Co., Class A              3,197,250
  47,100     Tribune Co.                              2,511,019
                                                   ------------
                                                     10,279,075
---------------------------------------------------------------
Railroads--1.6%
  34,300     Union Pacific Corp.                      2,148,038
Real Estate--0.5%
  19,000     Equity Office Properties Trust        $    644,813
---------------------------------------------------------------
Retail--5.1%
  37,900     AutoZone, Inc.(a)                        1,137,000
  39,300     Sears, Roebuck & Co.                     2,237,644
 136,100     The Limited, Inc.                        3,325,943
                                                   ------------
                                                      6,700,587
---------------------------------------------------------------
Savings & Loan--1.7%
  30,800     Washington Mutual, Inc.                  2,148,300
---------------------------------------------------------------
Specialty Chemicals--5.2%
  28,300     Betzdearborn, Inc.                       1,935,012
  43,200     Dexter Corp.                             1,730,700
  30,700     Minerals Technologies, Inc.              1,368,069
  50,500     Morton International, Inc.               1,792,750
                                                   ------------
                                                      6,826,531
---------------------------------------------------------------
Steel & Metals--2.3%
  76,600     J & L Specialty Steel, Inc.              1,029,313
  56,600     USX-U.S. Steel Group, Inc.               1,966,850
                                                   ------------
                                                      2,996,163
---------------------------------------------------------------
Transportation--1.3%
  58,600     Knightsbridge Tankers Ltd.               1,659,113
                                                   ------------
             Total common stocks
                (cost $92,552,713)                  113,631,460
                                                   ------------
---------------------------------------------------------------
PREFERRED STOCK--0.9%
  24,900     USX-U.S. Steel Group, Inc.
                Conv., 6.75%
                (cost $1,190,955)                     1,190,531
                                                   ------------
             Total long-term investments
                (cost $93,743,668)                  114,821,991
                                                   ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                    PRUDENTIAL JENNISON SERIES FUND, INC.
Portfolio of Investments as         PRUDENTIAL JENNISON GROWTH &
of September 30, 1997               INCOME FUND
--------------------------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)      Description           Value (Note 1)
------------------------------------------------------------
SHORT-TERM INVESTMENTS--13.6%
COMMERCIAL PAPER--6.0%
P-1          $ 5,431    Ford Motor Credit Corp.
                          6.15%, 10/1/97           $  5,431,000
P-1            2,300    General Electric Capital
                          Corp.
                          5.58%, 10/3/97              2,300,000
                                                   ------------
                        Total commercial paper
                          (cost $7,731,000)           7,731,000
                                                   ------------
U.S. GOVERNMENT SECURITIES--7.6%
              10,000(b) United States Treasury
                          Bills
                          4.905%, 11/20/97
                          (cost $9,931,875)           9,931,875
                                                   ------------
                        Total short-term
                          investments
                          (cost $17,662,875)         17,662,875
                                                   ------------
---------------------------------------------------------------
Total investments before short sales--101.8%
                        (cost $111,406,543; Note
                          4)                        132,484,866
                                                   ------------
COMMON STOCKS SOLD SHORT(a)--(3.4%)
---------------------------------------------------------------
Beverages--(1.0%)
(22,000)                Coca-Cola Co.              $ (1,340,625)
---------------------------------------------------------------
Household & Personal Care Products--(1.2%)
(23,000)                Procter & Gamble Co.         (1,588,438)
---------------------------------------------------------------
Insurance--(1.2%)
(14,700)                American International
                          Group, Inc.                (1,516,856)
                                                   ------------
                        Total common stocks sold
                          short
                          (proceeds at cost
                          $4,404,329)                (4,445,919)
                                                   ------------
---------------------------------------------------------------
Total investments, net of short sales--98.4%        128,038,947
                        Other assets in excess of
                          liabilities--1.6%           2,084,717
                                                   ------------
                        Net Assets--100%           $130,123,664
                                                   ============

---------------
(a) Non-income producing securities.
(b) $4,560,000 of principal amount pledged as collateral for short sales.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                      PRUDENTIAL JENNNISON SERIES FUND, INC.
                                      PRUDENTIAL JENNISON GROWTH &
Statement of Assets and Liabilities   INCOME FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1997
                                                                                                            ------------------
Investments, at value (cost $111,406,543)...............................................................         $132,484,866
Receivable for securities sold short....................................................................            4,404,329
Receivable for investments sold.........................................................................            1,369,972
Receivable for Series shares sold.......................................................................              272,964
Dividends and interest receivable.......................................................................              146,457
Due from Broker for securities sold short...............................................................               69,677
Deferred expenses and other assets......................................................................               13,887
                                                                                                                 ------------
   Total assets.........................................................................................          138,762,152
                                                                                                                 ------------
Liabilities
Bank overdraft..........................................................................................              146,374
Investments sold short, at value (proceeds $4,404,329)..................................................            4,445,919
Payable for investments purchased.......................................................................            3,579,120
Payable for Series shares reacquired....................................................................              177,712
Accrued expenses........................................................................................              144,192
Distribution fee payable................................................................................               82,697
Management fee payable..................................................................................               62,474
                                                                                                                 ------------
   Total liabilities....................................................................................            8,638,488
                                                                                                                 ------------
Net Assets..............................................................................................         $130,123,664
                                                                                                                 ------------
                                                                                                                 ------------
Net assets were comprised of:
   Common stock, at par.................................................................................         $     10,113
   Paid-in capital in excess of par.....................................................................          104,506,522
                                                                                                                 ------------
                                                                                                                  104,516,635
   Undistributed net investment income..................................................................               39,524
   Accumulated net realized gain on investments.........................................................            4,530,772
   Net unrealized appreciation on investments...........................................................           21,036,733
                                                                                                                 ------------
Net assets, September 30, 1997..........................................................................         $130,123,664
                                                                                                                 ------------
                                                                                                                 ------------
Class A:
   Net asset value and redemption price per share
      ($34,846,059 / 2,704,237 shares of common stock issued and outstanding)...........................               $12.89
   Maximum sales charge (5.0% of offering price)........................................................                  .68
                                                                                                                 ------------
   Maximum offering price to public.....................................................................               $13.57
                                                                                                                 ============
Class B:
   Net asset value, offering price and redemption price per share
      ($87,557,386 / 6,808,609 shares of common stock issued and outstanding)...........................               $12.86
                                                                                                                 ============
Class C:
   Net asset value, offering price and redemption price per share
      ($7,111,341 / 552,989 shares of common stock issued and outstanding)..............................               $12.86
                                                                                                                 ============
Class Z:
   Net asset value, offering price and redemption price per share
      ($608,878 / 47,088 shares of common stock issued and outstanding).................................               $12.93
                                                                                                                 ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL JENNISON SERIES FUND, INC.
PRUDENTIAL JENNISON GROWTH &
INCOME FUND
Statement of Operations
------------------------------------------------------------


                                          November 7, 1996(a)
                                                Through
Net Investment Income                     September 30, 1997
                                          -------------------
Income
   Dividends (net of foreign
      withholding taxes of $2,446)....        $ 1,216,996
   Interest and discount earned.......            901,679
                                              -----------
      Total income....................          2,118,675
                                              -----------
Expenses
   Distribution fee--Class A..........             60,491
   Distribution fee--Class B..........            560,606
   Distribution fee--Class C..........             50,452
   Management fee.....................            513,032
   Registration fees..................            181,000
   Reports to shareholders............            109,000
   Custodianclquos fees and
      expenses........................            108,000
   Transfer agentclquos fees and
      expenses........................            107,000
   Legal fees and expenses............             57,000
   Dividends on securities sold
      short...........................             21,921
   Audit fees.........................             20,000
   Directorsclquo fees and expenses...             10,500
   Miscellaneous......................              8,622
                                              -----------
      Total expenses..................          1,807,624
                                              -----------
Net investment income.................            311,051
                                              -----------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss) on:
   Investment transactions............          4,572,108
   Financial futures transactions.....            140,508
   Short sales........................           (181,844)
                                              -----------
                                                4,530,772
Net unrealized
   appreciation/depreciation on:
   Investments........................         21,078,323
   Short sales........................            (41,590)
                                              -----------
                                               21,036,733
                                              -----------
Net gain on investments...............         25,567,505
                                              -----------
Net Increase in Net Assets Resulting
from Operations.......................        $25,878,556
                                              -----------
                                              -----------
--------------------------------------------------------------
(a) Commencement of investment operations.


PRUDENTIAL JENNISON SERIES FUND, INC.
PRUDENTIAL JENNISON GROWTH &
INCOME FUND
Statement of Changes in Net Assets
------------------------------------------------------------


                                          November 7, 1996(a)
Increase (Decrease)                             Through
in Net Assets                             September 30, 1997
                                          -------------------
Operations
   Net investment income..............       $     311,051
   Net realized gain on investment
      transactions....................           4,530,772
   Net change in unrealized
      appreciation of investments.....          21,036,733
                                             -------------
   Net increase in net assets
      resulting from operations.......          25,878,556
                                             -------------
Dividends from net investment income
   (Note 1)
   Class A............................            (173,413)
   Class B............................             (87,383)
   Class C............................              (9,043)
   Class Z............................              (1,688)
                                             -------------
                                                  (271,527)
                                             -------------
Series share transactions (net of
   share conversions) (Note 5)
   Net proceeds from shares sold......         125,652,781
   Net asset value of shares issued in
      reinvestment of dividends.......             248,524
   Cost of shares reacquired..........         (21,384,670)
                                             -------------
   Net increase in net assets from
      Series share transactions.......         104,516,635
                                             -------------
Total increase........................         130,123,664
Net Assets
Beginning of period...................                  --
                                             -------------
End of period.........................       $ 130,123,664
                                             -------------
                                             -------------
--------------------------------------------------------------
(a) Commencement of investment operations.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                          PRUDENTIAL JENNISON SERIES FUND, INC.
                                          PRUDENTIAL JENNISON GROWTH &
Notes to Financial Statements             INCOME FUND
--------------------------------------------------------------------------------

Prudential Jennison Growth & Income Fund (the "Series") is a separately managed series of Prudential Jennison Series Fund, Inc., formerly Prudential Jennison Fund, Inc. (the "Fund"). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Investment operations commenced on November 7, 1996.

The Series' investment objective is to achieve long-term growth of capital and income, with current income as a secondary objective. The Series seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the mean between the closing bid and asked prices on such day or at the bid price in the absence of an asked price as provided by a pricing service. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by a principal market maker or independent pricing agent. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices provided by the respective exchange. Futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income, other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Short Sales: The Series may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Series makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The proceeds received from the short sale are maintained as collateral for its obligation to deliver the security upon conclusion of the sale. In addition, the Series may have to make additional subsequent deposits with the broker equal to the change in the market value of the security sold short. The Series may have to pay a fee to borrow the particular security and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Series sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

--------------------------------------------------------------------------------

                                          PRUDENTIAL JENNISON SERIES FUND, INC.
                                          PRUDENTIAL JENNISON GROWTH &
Notes to Financial Statements             INCOME FUND
--------------------------------------------------------------------------------

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually and to make distributions of any net capital gains at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Seriesclquo policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Seriesclquo understanding of the applicable countryclquos tax rules and rates.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to a subadvisory agreement between PIFM and Jennison Associates Capital Corp. ("Jennison"), Jennison furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of the Series in accordance with its investment objectives, and policies.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series. PIFM pays Jennison a subadvisory fee at an annual rate of .30 of 1% of the average daily net assets of the Series up to and including $300 million and .25 of 1% of such assets in excess of $300 million. PIFM also pays the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI"), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fundclquos Class A, Class B and Class C shares, pursuant to plans of distribution, (the "Class A, B and C Plans") regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the plans were .25 of 1%, 1% and 1% of average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended September 30, 1997.

PSI has advised the Series that it has received approximately $182,700 in front-end sales charges resulting from sales of Class A shares during the period ended September 30, 1997. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that for the period ended September 30, 1997, it received approximately $124,500 and $1,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PIFM, Jennison and PSI are wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Series, along with other affiliated registered investment companies (the "Funds"), entered into a credit agreement (the "Agreement") on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series has not borrowed any amounts pursuant to the Agreement as of September 30, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly-owned subsidiary of PIFM, serves as the Seriesclquo transfer agent. During the period ended September 30, 1997, the Series incurred fees of approximately $88,800 for the services of PMFS. As of September 30, 1997, approximately $10,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

For the period ended September 30, 1997, PSI earned approximately $13,900 in brokerage commissions from portfolio transactions executed on behalf of the Series.

--------------------------------------------------------------------------------

                                          PRUDENTIAL JENNISON SERIES FUND, INC.
                                          PRUDENTIAL JENNISON GROWTH &
Notes to Financial Statements             INCOME FUND
--------------------------------------------------------------------------------

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the period ended September 30, 1997 were $134,293,429 and $45,121,869, respectively.

The cost basis of the investments for federal income tax purposes at September 30, 1997, was $111,465,724 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $21,019,142 (gross unrealized appreciation-$21,019,566; gross unrealized depreciation--$424).

------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 3 billion shares of $.001 par value common stock authorized which are divided into three Series, each of which offers four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares.

Transactions in shares of common stock for the period November 7, 1996 (commencement of investment operations) through September 30, 1997 were as follows:

Class A                                   Shares       Amount
-------                                 ----------   -----------
Shares sold...........................   3,742,825   $39,152,598
Shares issued in reinvestment of
  dividends...........................      14,160       157,166
Shares reacquired.....................  (1,113,963)  (12,460,182)
                                        ----------   -----------
Net increase in shares outstanding
  before conversion...................   2,643,022    26,849,582
Shares issued upon conversion from
  Class B.............................      61,215       732,819
                                        ----------   -----------
Net increase in shares outstanding....   2,704,237   $27,582,401
                                        ==========   ===========

Class B
-------
Shares sold...........................   7,590,360   $79,524,546
Shares issued in reinvestment of
  dividends...........................       7,661        80,973
Shares reacquired.....................    (728,030)   (8,137,956)
                                        ----------   -----------
Net increase in shares outstanding
  before conversion...................   6,869,991    71,467,563
Shares reacquired upon conversion into
  Class A.............................     (61,382)     (732,819)
                                        ----------   -----------
Net increase in shares outstanding....   6,808,609   $70,734,744
                                        ==========   ===========

Class C
-------
Shares sold...........................     608,639   $ 6,265,784
Shares issued in reinvestment of
  dividends...........................         827         8,698
Shares reacquired.....................     (56,477)     (614,072)
                                        ----------   -----------
Net increase in shares outstanding....     552,989   $ 5,660,410
                                        ==========   ===========

Class Z
-------
Shares sold...........................      62,839   $   709,853
Shares issued in reinvestment of
  dividends...........................         146         1,687
Shares reacquired.....................     (15,897)     (172,460)
                                        ----------   -----------
Net increase in shares outstanding....      47,088   $   539,080
                                        ==========   ===========

--------------------------------------------------------------------------------

                                      PRUDENTIAL JENNISON SERIES FUND, INC.
                                      PRUDENTIAL JENNISON GROWTH &
Financial Highlights                  INCOME FUND
--------------------------------------------------------------------------------

                                                                  November 7, 1996(a) Through September 30, 1997
                                                        -------------------------------------------------------------------
                                                           Class A           Class B           Class C           Class Z
                                                        -------------     -------------     -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period................       $ 10.00          $   10.00          $ 10.00          $   10.00
                                                           -------          ---------          -------          ---------
Income from investment operations
Net investment income...............................           .09                .02              .02                .10
Net realized and unrealized gain on investment
   transactions.....................................          2.87               2.86             2.86               2.92
                                                           -------          ---------          -------          ---------
   Total from investment operations.................          2.96               2.88             2.88               3.02
                                                           -------          ---------          -------          ---------
Less distributions
Dividends from net investment income................          (.07)              (.02)            (.02)              (.09)
                                                           -------          ---------          -------          ---------
Net asset value, end of period......................       $ 12.89          $   12.86          $ 12.86          $   12.93
                                                           =======          =========          =======          =========
TOTAL RETURN(c).....................................         29.72%             28.83%           28.83%             30.30%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).....................       $34,846          $  87,558          $ 7,111          $     609
Average net assets (000)............................       $27,008          $  62,575          $ 5,631          $     227
Ratios to average net assets(b):
   Expenses, including distribution fees............          1.58%              2.33%            2.33%              1.33%
   Expenses, excluding distribution fees............          1.33%              1.33%            1.33%              1.33%
   Net investment income............................           .90%               .15%             .15%              1.15%
Portfolio turnover rate.............................            55%                55%              55%                55%
Average commission rate paid per share..............       $ .0588          $   .0588          $ .0588          $   .0588

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                         PRUDENTIAL JENNISON SERIES FUND, INC.
                                         PRUDENTIAL JENNISON GROWTH &
Report of Independent Accountants        INCOME FUND
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Prudential Jennison Series Fund, Inc.,
Prudential Jennison Growth & Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Jennison Series Fund, Inc., Prudential Jennison Growth & Income Fund (the "Fund", one of the portfolios constituting Prudential Jennison Series Fund, Inc.) at September 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fundclquos management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
November 14, 1997

--------------------------------------------------------------------------------

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

  AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  BAA: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

  CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

STANDARD & POOR'S RATINGS GROUP

DEBT RATINGS

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

  BB, B, CCC AND CC: Debt rated BB, B, CCC and CC is regarded, on balance, as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DUFF & PHELPS CREDIT RATING CO.

LONG-TERM DEBT AND PREFERRED STOCK RATINGS

  AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA: High credit quality. Protection factors are strong. Risk is modest but may vary sightly from time to time because of economic conditions.

  A: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

  BBB: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

  BB: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

  B: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  Duff & Phelps refines each generic rating classification from AA through B with a "+" or a "-".

  CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

SHORT-TERM DEBT RATINGS

  DUFF 1 +: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  DUFF 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                APPENDIX I--GENERAL INVESTMENT INFORMATION

 The following terms are used in mutual fund investing.

ASSET ALLOCATION

 Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

 Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

 Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

 Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

 Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

 Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                 APPENDIX II--HISTORICAL PERFORMANCE DATA

 The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

 This chart shows the long-term performance of various asset classes and the rate of inflation.

                                    (CHART)

               EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

                SMALL STOCKS                    $4,495.99
                COMMON STOCKS                   $1,370.95
                LONG-TERM BONDS                 $   33.73
                TREASURY BILLS                  $   13.54
                INFLATION                       $    8.87

Source: Stocks, Bonds, Bills and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performances of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

 Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1996. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

 All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

                                    (CHART)

           Historical Total Returns of Different Bond Market Sectors

                                 '87      '88     '89      '90     '91      '92      '93     '94     '95       '96
-------------------------------------------------------------------------------------------------------------------
U.S GOVERNMENT
TREASURY
BONDS(1)                         2.0%     7.0%    14.4%    8.5%   15.3%     7.2%    10.7%   (3.4)%   18.4%     2.7%
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
MORTGAGE
SECURITIES(2)                    4.3%     8.7%    15.4%   10.7%   15.7%     7.0%     6.8%   (1.6)%   16.8%     5.4%
-------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE
BONDS(3)                         2.6%     9.2%    14.1%    7.1%   18.5%     8.7%    12.2%   (3.9)%   22.3%     3.3%
-------------------------------------------------------------------------------------------------------------------
U.S
HIGH YIELD
CORPORATE
BONDS(4)                         5.0%    12.5%     0.8%   (9.6)%  46.2%    15.8%    17.1%   (1.0)%   19.2%    11.4%
-------------------------------------------------------------------------------------------------------------------
WORLD
GOVERNMENT
BONDS(5)                         35.2%    2.3%    (3.4)%  15.3%   16.2%     4.8%    15.1%    6.0%    19.6%     4.1%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN HIGHEST
AND LOWEST RETURN PERCENT        33.2    10.2     18.8    24.9    30.9      11.0    10.3     9.9      5.5      8.7

-------
/1/Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

/2/Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15-and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

/3/Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

/4/Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

/5/Salomon Brothers World Government Index (Non U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

                                       This chart shows the growth of a
This chart illustrates the             hypothetical $10,000 investment
performance of major world stock       made in the stocks representing
markets for the period from 1986       the S&P 500 stock index with and
through September 30, 1997. It         without reinvested dividends.
does not represent the performance
of any Prudential Mutual Fund.
                                                [CHART]

Average Annual Total Returns of        Capital Appreciation and
Major World Stock Markets               Reinvesting Dividends        $ 228,266
12/31/86-9/30/97 (in U.S. Dollars)     Capital Appreciation Only     $  80,535


                                       Source: Stocks, Bonds, Bills, and
            [CHART]                    Inflation 1997 Yearbook, Ibbotson
                                       Associates, Chicago (annually
                                       updates work by Roger G. Ibbotson
                                       and Rex A. Sinquefield). Used with
Hong Kong                 23.7%        permission. All rights reserved.
Sweden                    22.0%        This chart is used for
Netherlands               21.3%        illustrative purposes only and is
Spain                     21.0%        not intended to represent the
Belgium                   19.7%        past, present or future
Switzerland               17.5%        performance of any Prudential
USA                       17.1%        Mutual Fund. Common stock total
UK                        17.0%        return is based on the Standard &
France                    16.1%        Poor's 500 Stock Index, a market-
Germany                   12.3%        value-weighted index made up of
Austria                   10.0%        500 of the largest stocks in the
Japan                      8.8%        U.S. based upon their stock market
                                       value. Investors cannot invest
                                       directly in indices.

Source: Morgan Stanley Capital
International (MSCI) and Lipper
Analytical Services, Inc. Used
with permission. Morgan Stanley
Country indices are unmanaged
indices which include those stocks
making up the largest two-thirds
of each country's total stock
market capitalization. Returns
reflect the reinvestment of all
distributions. This chart is for
illustrative purposes only and is
not indicative of the past,
present or future performance of
any specific investment. Investors
cannot invest directly in stock
indices.

                    ---------------------------------------
                   WORLD STOCK MARKET CAPITALIZATION BY
                                  REGION
                        World Total: $12.7 Trillion

                                    [CHART]

                   U.S.                         34.6%
                   Pacific Basin                20.1%
                   Europe                       42.6%
                   Canada                        2.7%


                   Source: Morgan Stanley Capital
                   International, September 30, 1997.
                   Used with permission. This chart
                   represents the capitalization of major
                   world stock markets as measured by the
                   Morgan Stanley Capital International
                   (MSCI) World Index. The total market
                   capitalization is based on the value
                   of approximately 1577 companies in 22
                   countries (representing approximately
                   60% of the aggregate market value of
                   the stock exchanges). This chart is
                   for illustrative purposes only and
                   does not represent the allocation of
                   any Prudential Mutual Fund.

 The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


             LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1996)

                                   [CHART]

-------

 Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1996. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

 The following chart, although not relevant to share ownership in a Fund, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1976 through December 31, 1996. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed of one-third U.S. stock (S&P 500), one-third foreign stock (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.


                                    (CHART)

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          THE RANGE OF ANNUAL TOTAL RETURNES FOR MAJOR STOCK AND BOND
                        Indices Over the Past 20 Years
                             (12/31/76-12/31/96)*

S&P 500                                 37.6%                   -7.2%
EAPE                                    69.9%                  -21.2%
Lehman Aggregate                        32.6%                   -2.9%
"Best Returns Zone"
With a Diversified Blend
1/3 S&P 500 Index
1/3 EAPE Index
1/3 Lehman Aggregate Index

-------

 * Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (LANA). Past performance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

             APPENDIX III--INFORMATION RELATING TO PRUDENTIAL

 Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Funds are Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by either Fund.

INFORMATION ABOUT PRUDENTIAL

 The Manager and PIC/1/ are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1996. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

 Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 22 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.6 million cars and insures more than 1.2 million homes.

 Money Management. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1996, Prudential had more than $322 billion in assets under management. Prudential Investments, a business group of The Prudential, (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals. In Pensions & Investments, May 12, 1996, Prudential was ranked third in terms of total assets under management.

 Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents across the United States./2/

 Healthcare. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.6 million Americans receive healthcare from a Prudential managed care membership.

 Financial Services. The Prudential Bank, a wholly-owned subsidiary of the Prudential, has nearly $1 billion in assets and serves nearly 1.5 million customers across 50 states.

-------

/1/Prudential Investments serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., and Jennison Associates LLC as the subadviser to Prudential Jennison Series Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.

/2/As of December 31, 1996.

                                     III-1

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

 As of October 31, 1997, Prudential Investments Fund Management is the seventeenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

 The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

 From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

 Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.

 High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase./3/ Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

 Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

 Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

 Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

 Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

 Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.
-------
/3/As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

                                     III-2

 Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

 Trading Data./4/ On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over 3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets./5/ Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities./6/

 Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

 Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI./7/

 Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

 In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities' analysts were ranked as first-team finishers./8/

 In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect SM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.
-------
/4/Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.
/5/Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.
/6/As of December 31, 1994.
/7/As of December 31, 1994.
/8/On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     III-3

 For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

                                     III-4

                                    PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (a) Financial Statements:

    (1) Financial statements included in the Prospectus constituting Part A of this Registration Statement:

      Financial Highlights.

    (2) Financial Statements included in the Statement of Additional Information constituting Part B of this Registration Statement:

      Portfolio of Investments as of September 30, 1997.

      Statement of Assets and Liabilities as of September 30, 1997.

      Statement of Operations for the period ended September 30, 1997.

      Statement of Changes in Net Assets for the periods ended September 30, 1997 and September 30, 1996.

      Notes to Financial Statements.

      Financial Highlights.

      Report of Independent Accountants.

      Independent Auditors' Report.

  (b) Exhibits:

    1. (a) Amended and Restated Articles of Incorporation, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

      (b) Articles Supplementary, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 6, 1996.

      (c) Amendment of Articles of Incorporation, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 6, 1996.

      (d) Articles Supplementary, incorporated by reference to Exhibit 1(d) to the Registration Statement on Form N-14 (File No. 333-38087) filed via EDGAR on October 17, 1997.

    2. By-Laws, incorporated by reference to Exhibit 2 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on August 22, 1995.

    3. Not Applicable.

    4. Instruments defining rights of shareholders, incorporated by reference to Exhibit 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on August 22, 1995.

  5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

     (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Jennison Associates Capital Corp., incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

     (c) Form of Management Agreement between the Registrant and Prudential Investments Fund Management LLC with respect to Prudential Jennison Active Balanced Fund. *

     (d) Form of Subadvisory Agreement between the Registrant and Jennison Associates Capital Corp. with respect to Prudential Jennison Active Balanced Fund.*

     (e) Form of Subadvisory Agreement between the Registrant and The Prudential Investment Corporation with respect to Prudential Jennison Active Balanced Fund.*

  6. (a) Distribution Agreement between the Registrant and Prudential Securities Incorporated, incorporated by reference to Exhibit 6(a) to the Registration Statement on Form N-14 (File No. 333-38087) filed via EDGAR on October 17, 1997.

     (b) Form of Selected Dealer Agreement, incorporated by reference to
     Exhibit 6(b) to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 19, 1995.

  7.  Not Applicable.

  8. Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 9 to the Registration Statement on Form N-14 (File No. 333-6755) filed via EDGAR on June 25, 1996.

  9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to
      Exhibit 13(a) to the Registration Statement on Form N-14 (File No. 333-
      6755) filed via EDGAR on June 25, 1996.

  10. Opinion of Shereff, Friedman, Hoffman & Goodman, LLP., incorporated by reference to Exhibit 10 to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 19, 1995.

  11. (a) Consent of Independent Accountants.*

      (b) Consent of Independent Auditors.*

  12. Not Applicable.

  13. Purchase Agreement, incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

  14. Not Applicable.

  15. (a) Distribution and Service Plan for Class A Shares, incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

     (b) Distribution and Service Plan for Class B Shares, incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

     (c) Distribution and Service Plan for Class C Shares, incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

  16. (a) Schedule of Computation of Performance Quotations for Prudential Jennison Growth Fund, incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on April 15, 1996.

     (b) Schedule of Computation of Performance Quotations for Prudential Jennison Growth & Income Fund, incorporated by reference to Exhibit 16(b) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on April 30, 1997.

  17. Financial Data Schedules.*

  18. Rule 18f-3 Plan, incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on April 15, 1996.
--------
* Filed herewith

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

  As of January 9, 1998, there were 19,522, 58,515, 3,131, and 5,209 record holders of Class A, Class B, Class C and Class Z common stock, $.001 par value per share, of Prudential Jennison Growth Fund, respectively. As of January 9, 1998, there were 3,403, 9,439, 699 and 116 record holders of Class A, Class B, Class C and Class Z common stock, $.001 par value per share, of Prudential Jennison Growth & Income Fund, respectively. As of such date, there were no shares outstanding of Prudential Jennison Active Balanced Fund.

ITEM 27. INDEMNIFICATION.

  As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended, (the 1940 Act) and pursuant to Article VI of the Company's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of the Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by
Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit 6 to the Registration Statement), each Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

 The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

 Section 9 of each Management Agreement (Exhibits 5(a) and (c) to the Registration Statement) and Section 4 of each Subadvisory Agreement (Exhibits 5(b), (d) and (e) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and Jennison Associates LLC (Jennison), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

 The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and (i) of such Act remain in effect and are consistently applied.

 Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

 Under its Articles of Incorporation, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position on Section 17(h) advances will be limited in the following respect:

 (1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

 (2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

 (3) Such promise must be secured by a surety bond or other suitable insurance; and

 (4) Such surety bond or other insurance must be paid for by the recipient of such advance.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

 (a) Prudential Investments Fund Management LLC

 See "How the Funds are Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager and Subadvisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

 The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

 The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, New Jersey 07102.

 NAME AND ADDRESS   POSITION WITH PIFM           PRINCIPAL OCCUPATIONS
 ----------------   ------------------           ---------------------
 Brian Storms       Officer-In-Charge,  President, Prudential Mutual Funds &
                    President, Chief    Annuities (PMF&A); Officer-In-Charge,
                    Executive Officer   President, Chief Executive Officer and
                    and Chief Operating Chief Operating Officer, PIFM
                    Officer
 Robert F. Gunia    Executive Vice      Vice President, Prudential
                    President and       Investments; Executive Vice President
                    Treasurer           and Treasurer, PIFM; Senior Vice
                                        President of Prudential Securities
                                        Incorporated (Prudential Securities)
 Neil A. McGuinness Executive Vice      Executive Vice President and Director
                    President           of Marketing, PMF&A; Executive Vice
                                        President, PIFM
 Robert J. Sullivan Executive Vice      Executive Vice President, PMF&A;
                    President           Executive Vice President, PIFM

 (b) Jennison Associates LLC.

 See "How the Funds are Managed--Subadvisers" in the Prospectus constituting Part A of this Registration Statement and "Manager and Subadvisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

 The business and other connections of Jennison directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is 466 Lexington Avenue, New York, NY 10017.

 NAME AND ADDRESS         POSITION WITH JENNISON      PRINCIPAL OCCUPATIONS
 ----------------         ----------------------      ---------------------
 Blair A. Boyer             Senior Vice          Senior Vice President and
                            President and        Director, Jennison
                            Director
 Cecilia M. Brancato        Senior Vice          Senior Vice President and
                            President and        Director, Jennison
                            Director
 Robert B. Corman           Senior Vice          Senior Vice President and
                            President and        Director, Jennison
                            Director
 Michael A. Del Balso       Senior Vice          Senior Vice President,
                            President,           Director of Internal Research,
                            Director of          and Director, Jennison
                            Internal
                            Research and
                            Director
 Thomas F. Doyle            Executive Vice       Executive Vice President and
 One Financial Center       President and        Director, Jennison
 Boston, MA 02111           Director
 Joseph P. Ferrugio         Senior Vice          Senior Vice President and
                            President and        Director, Jennison
                            Director
 Bradley L. Goldberg        Executive Vice       Executive Vice President and
                            President and        Director, Jennison
                            Director
 Jonathan M. Greene         Director             President--Investment
 The Prudential Insurance                        Management, Prudential
 Company of America                              Investments, a business group
 751 Broad Street                                of The Prudential Insurance
 Newark, NJ 07102                                Company of America; Senior
                                                 Vice President and Director,
                                                 The Prudential Investment
                                                 Corporation

 NAME AND ADDRESS     POSITION WITH JENNISON       PRINCIPAL OCCUPATIONS
 ----------------     ----------------------       ---------------------
 John H. Hobbs          Chairman and         Chairman and Chief Executive
                        Chief Executive      Officer and Director, Jennison
                        Officer and
                        Director
 James N. Kannry        Senior Vice          Senior Vice President, Treasurer
                        President,           and Director, Jennison
                        Treasurer and
                        Director
 Karen E. Kohler        Senior Vice          Senior Vice President, Chief
                        President, Chief     Compliance Officer, Secretary and
                        Compliance           Director, Jennison
                        Officer,
                        Secretary and
                        Director
 Jonathan R. Longley    Executive Vice       Executive Vice President and
 One Financial Center   President and        Director, Jennison
 Boston, MA 02111       Director
 Philip H.B. Moss       Executive Vice       Executive Vice President and
                        President and        Director, Jennison
                        Director
 David T. Poiesz        Senior Vice          Senior Vice President and
                        President and        Director, Jennison
                        Director
 Michael H. Porreca     Senior Vice          Senior Vice President and
 One Financial Center   President and        Director, Jennison
 Boston, MA 02111       Director
 Peter H. Reinemann     Senior Vice          Senior Vice President and
                        President and        Director, Jennison
                        Director
 Spiros Segalas         President, Chief     President, Chief Investment
                        Investment           Officer and Director, Jennison;
                        Officer and          Director, JACC Services Corp.
                        Director
 Catherine D. Wood      Senior Vice          Senior Vice President and
                        President and        Director, Jennison
                        Director

 (c) The Prudential Investment Corporation (PIC)

  See "How the Funds are Managed--Subadvisers" in the Prospectus constituting Part A of this Registration Statement and "Manager and Subadvisers" in the Statement of Additional Information constituting Part B of this Registration Statement.

  The business and other connections of PIC's directors and executive officers are as set forth below. The address of each person is Prudential Plaza, Newark, New Jersey 07102.

 NAME AND ADDRESS        POSITION WITH PIC           PRINCIPAL OCCUPATIONS
 ----------------        -----------------           ---------------------
 E. Michael Caulfield                                Chief Executive Officer,
                         Chairman of the Board,      Prudential Investments of
                         President and Chief         The Prudential Insurance
                         Executive Officer and       Company of America
                         Director                    (Prudential)
 Jonathan M. Greene      Senior Vice President and   President--Investment
                         Director                    Management, Prudential
                                                     Investments of Prudential;
                                                     Senior Vice President and
                                                     Director, PIC
 John R. Strangfeld, Jr. Vice President and Director President of Private Asset
                                                     Management Group of
                                                     Prudential; Senior Vice
                                                     President, Prudential;
                                                     Vice President and
                                                     Director, PIC

ITEM 29. PRINCIPAL UNDERWRITERS.

 (a) Prudential Securities Incorporated

 Prudential Securities Incorporated is distributor for The BlackRock Government Income Trust, Cash Accumulation Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Dryden Fund, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential International Bond Fund, Inc., Prudential Jennison Series Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Utility Fund, Inc., Prudential World Fund, Inc. and The Target Portfolio Trust. Prudential Securities is also a depositor for the following unit investment trusts:

                         Corporate Investment Trust Fund
                         Prudential Equity Trust Shares
                         National Equity Trust
                         Prudential Unit Trusts
                         Government Securities Equity Trust
                         National Municipal Trust

 (b) Information concerning the directors and officers of Prudential Securities Incorporated is set forth below:

                                                   POSITIONS AND                           POSITIONS AND
                                                   OFFICES WITH                            OFFICES WITH
NAME /1/                                            UNDERWRITER                             REGISTRANT
--------                                           -------------                           -------------
Alan D. Hogan........... Executive Vice President and Director                                 None
William Horan........... Chief Financial Officer                                               None
George A. Murray........ Executive Vice President and Director                                 None
Leland B. Paton......... Executive Vice President and Director                                 None
 One New York Plaza
 New York, NY 10292
Martin Pfinsgraff....... Executive Vice President and Director                                 None
Vincent T. Pica, II..... Executive Vice President and Director                                 None
 One New York Plaza
 New York, NY 10292
Hardwick Simmons........ Chief Executive Officer, President and Director                       None
Lee B. Spencer, Jr...... Executive Vice President, Secretary, General Counsel and Director     None
Brian Storms............ Director                                                              None
 751 Broad Street
 Newark, NJ 07102

-------
   /1/The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.

 (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

 All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171, Jennison Associates LLC, 466 Lexington Avenue, New York, N.Y. 10017, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and
(11) and 31a-1(f) will be kept at 466 Lexington Avenue, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at Gateway Center Three and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

ITEM 31. MANAGEMENT SERVICES.

 Other than as set forth under the captions "How the Funds are Managed-- Manager," "How the Funds are Managed--Subadvisers" and "How the Funds are Managed--Distributor" in the Prospectus and the captions "Manager and Subadvisers" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS.

 Registrant makes the following undertakings:

 To furnish each person to whom a Prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

 To file a Post-Effective Amendment using financial statements which need not be certified, within four to six months from the effective date of Post-Effective Amendment No.6 to Registrant's Registration Statement.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 21st day of January, 1998.

                                       PRUDENTIAL JENNISON SERIES FUND, INC.

                                                 /s/ Richard A. Redeker
                                       By_____________________________________
                                            RICHARD A. REDEKER PRESIDENT

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below on the following persons in the capacities and on the dates indicated.

            SIGNATURES                      TITLE               DATE

        /s/ Grace C. Torres          Treasurer and
-----------------------------------   Principal              January 21,
          GRACE C. TORRES             Financial and           1998
                                      Accounting
                                      Officer

        /s/ Edward D. Beach          Director
-----------------------------------                          January 21,
          EDWARD D. BEACH                                     1998

     /s/ Delayne Dedrick Gold        Director
-----------------------------------                          January 21,
       DELAYNE DEDRICK GOLD                                   1998

        /s/ Robert F. Gunia          Director
-----------------------------------                          January 21,
          ROBERT F. GUNIA                                     1998

     /s/ Douglas McCorkindale        Director
-----------------------------------                          January 21,
       DOUGLAS MCCORKINDALE                                   1998

       /s/ Mendel A. Melzer          Director
-----------------------------------                          January 21,
         MENDEL A. MELZER                                     1998

       /s/ Thomas T. Mooney          Director
-----------------------------------                          January 21,
         THOMAS T. MOONEY                                     1998

          SIGNATURES                       TITLE                DATE

        /s/ Stephen P. Munn           Director
------------------------------------                           January 21,
          STEPHEN P. MUNN                                       1998

       /s/ Richard A. Redeker         President and
------------------------------------   Director                January 21,
         RICHARD A. REDEKER                                     1998

         /s/ Robin B. Smith           Director
------------------------------------                           January 21,
           ROBIN B. SMITH                                       1998

       /s/ Louis A. Weil, III         Director
------------------------------------                           January 21,
         LOUIS A. WEIL, III                                     1998

                                      Director
------------------------------------
         CLAY T. WHITEHEAD

                                 EXHIBIT INDEX

 1. (a) Amended and Restated Articles of Incorporation, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

  (b) Articles Supplementary, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 6, 1996.

  (c) Amendment of Articles of Incorporation, incorporated by reference to
  Exhibit 1(c) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 6, 1996.

  (d) Articles Supplementary, incorporated by reference to Exhibit 1(d) to the Registration Statement on Form N-14 (File No. 333-38087) filed via EDGAR on October 17, 1997.

 2. By-Laws, incorporated by reference to Exhibit 2 to the Registration Statement on Form N-1A (File No. 33-61997) filed on August 22, 1995.

 3. Not Applicable.

 4. Instruments defining rights of shareholders, incorporated by reference to
    Exhibit 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed on August 22, 1995.

 5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

    (b)Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Jennison Associates Capital Corp., incorporated by reference to Exhibit 5(b) to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

    (c) Form of Management Agreement between the Registrant and Prudential Investments Fund Management LLC with respect to Prudential Jennison Active Balanced Fund.*

    (d) Form of Subadvisory Agreement between the Registrant and Jennison Associates Capital Corp. with respect to Prudential Jennison Active Balanced Fund.*

    (e) Form of Subadvisory Agreement between the Registrant and The Prudential Investment Corporation with respect to Prudential Jennison Active Balanced Fund.*

 6. (a) Distribution Agreement between the Registrant and Prudential Securities Incorporated, incorporated by reference to Exhibit 6(a) to the Registration Statement on Form N-14 (File No. 333-38087) filed via EDGAR on October 17, 1997.

    (b) Form of Selected Dealer Agreement, incorporated by reference to Exhibit 6(b) to the Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 19, 1995.

 7. Not Applicable.

 8. Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 9 to the Registration Statement on Form N-14 (File No. 333-6755) filed via EDGAR on June 25, 1996.

 9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to
    Exhibit 13(a) to the Registration Statement on Form N-14 (File No. 333-
    6755) filed via EDGAR on June 25, 1996.

10. Opinion of Shereff, Friedman, Hoffman & Goodman, LLP., incorporated by reference to Exhibit 10 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 19, 1995.

11. (a) Consent of Independent Accountants.*

    (b) Consent of Independent Auditors.*

12. Not Applicable.

13. Purchase Agreement, incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

14. Not Applicable.

15. (a) Distribution and Service Plan for Class A Shares, incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No.1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

    (b) Distribution and Service Plan for Class B Shares, incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No.1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

    (c) Distribution and Service Plan for Class C Shares, incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No.1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

16. (a) Schedule of Computation of Performance Quotations for Prudential Jennison Growth Fund, incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on April 15, 1996.

    (b) Schedule of Computation of Performance Quotations for Prudential Jennison Growth & Income Fund, incorporated by reference to Exhibit 16(b) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on April 30, 1997.

17. Financial Data Schedules.*

18. Rule 18f-3 Plan, incorporated by reference to Exhibit 18 to Post-Effective No. 2 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on April 15, 1996.

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* Filed herewith